---------------------
 SEMI-ANNUAL
---------------------
 REPORT
---------------------
 EQUITY
---------------------
 FUNDS
---------------------

Aggressive Growth Fund

Balanced Fund

Corporate Stock Fund

Diversified Income Fund

Equity Value Fund

Growth and Income Fund

Small Cap Fund

SEPTEMBER 30, 1997

                                                               TABLE OF CONTENTS
LETTER TO SHAREHOLDERS                                                         1

INVESTMENT ADVISER Q & A
  Aggressive Growth Fund                                                       3
  Balanced Fund                                                                6
  Corporate Stock Fund                                                         8
  Diversified Income Fund                                                     11
  Equity Value Fund                                                           13
  Growth and Income Fund                                                      15
  Small Cap Fund                                                              18

PORTFOLIOS OF INVESTMENTS
  Balanced Fund                                                               20
  Diversified Income Fund                                                     27
  Equity Value Fund                                                           32
  Growth and Income Fund                                                      37

STAGECOACH FUNDS
  Statement of Assets and Liabilities                                         44
  Statement of Operations                                                     46
  Statements of Changes in Net Assets                                         48
  Financial Highlights                                                        54
  Notes to Financial Statements                                               69

MASTER INVESTMENT TRUST PORTFOLIOS OF INVESTMENTS
  Master Investment Trust Capital Appreciation Master Portfolio               83
  Master Investment Trust Corporate Stock Master Portfolio                    88
  Master Investment Trust Small Cap Master Portfolio                         103

MASTER INVESTMENT TRUST
  Statement of Assets and Liabilities                                        110
  Statement of Operations                                                    111
  Statements of Changes in Net Assets                                        112
  Notes to Financial Statements                                              114

LIST OF ABBREVIATIONS                                                        118
 STAGECOACH FUNDS:
 -------------------------------------------------------------------------

- ARE NOT FDIC INSURED
- ARE NOT GUARANTEED BY WELLS FARGO BANK            [NO FDIC]
- ARE NOT DEPOSITS OR OBLIGATIONS OF WELLS FARGO
  BANK
- INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS
  OF PRINCIPAL

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------

                                                          LETTER TO SHAREHOLDERS

------------------
TO OUR SHAREHOLDERS:
We are pleased to present you with the Stagecoach Semi-Annual Report for the six-month period ended September 30, 1997.

On October 27, shortly after the close of the reporting period for this Semi-Annual Report, the stock market suffered its worst one-day drop since 1987. As measured by the Dow Jones Industrial Average, the market lost 7.2% of its value.

By November 5, however, the Dow had recovered, at least temporarily, all that it had lost during the "crash."

What are the lessons shareholders can glean from these events? The only certainty is that there are no certainties when it comes to investing. Dramatic market movements can occur at any time for a variety of reasons -- and the effects can last for years or be corrected in just a few days. Perhaps the most significant lessons learned this October are the ones we have all heard before:

- HAVE A SOLID, LONG-TERM STRATEGIC PLAN. What are your goals? How long before you will need to spend the money you have invested? How much risk are you willing to tolerate? Solid planning with the long-term in mind will help you keep your focus during periods of short-term volatility.

- IF LONG-TERM GROWTH IS YOUR GOAL, STOCKS ARE HISTORICALLY THE BEST INVESTMENT. While bonds or cash may have a greater return than stocks during certain periods, over the long term stocks have outperformed every other investment class.

- USE ASSET ALLOCATION TO LIMIT VOLATILITY. The extent to which you should allocate your assets to less volatile classes depends on your individual circumstances, including such factors as how close you are to your investment horizon and to what extent you need to preserve capital. Seek the advice of an investment professional to help you determine your asset allocation.

During the six-month reporting period ended September 30, 1997 covered by this report, the equity market continued to post the type of strong gains we have seen over the last few years, with the S&P 500 showing a 26.26% total return. The bond market, as measured by the Lehman Brothers Long Government Bond Index, did better than it has in the recent past with a strong 11.67% return. These returns should help provide a context for the downturn of October 27; there is no guarantee, of course, that such robust returns will continue.

The following pages contain discussions of the individual Funds, including specific commentary on what affected the returns and how the portfolio managers tried to capture value or prepare for the future.

                                                           ---------------------

LETTER TO SHAREHOLDERS

There are expected to be some changes during the last quarter of 1997 for the Stagecoach Funds. Shareholders in the Overland Express Family of Funds have been asked to approve a merger with Stagecoach. Both Fund groups are advised by Wells Fargo Bank. If approved by Overland Shareholders, the merger is expected to occur on December 12, 1997. The merger will allow us to eliminate certain administrative and management costs, and will result in a single Fund family with over 30 Funds and approximately $20 billion in assets. In addition, several Funds are changing their names. The name changes are detailed within the discussion for the affected Funds.

Thank you for your continued investment with the Stagecoach Funds.

STAGECOACH FUNDS
NOVEMBER 1997

THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 WIDELY HELD COMMON STOCKS REPRESENTING, AMONG OTHERS, INDUSTRIAL, FINANCIAL, UTILITY AND TRANSPORTATION COMPANIES LISTED OR TRADED ON NATIONAL EXCHANGES OR OVER-THE-COUNTER MARKETS. THE LEHMAN BROTHERS LONG GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX COMPOSED OF U.S. GOVERNMENT BONDS WITH 20-YEAR OR LONGER MATURITIES.

---------------------
2

                                                          AGGRESSIVE GROWTH FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE TOTAL RETURNS FOR THE FUND DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 1997?

Class A shares of the Fund recorded a 45.48% total return for the period exclusive of sales charge. The return for Class B shares for the same period, also exclusive of sales charge, was 45.02%.

HIGH GROWTH STOCKS WERE PARTICULARLY VOLATILE DURING THE PERIOD (APRIL THROUGH SEPTEMBER). WHAT CAUSED SOME OF THE UP AND DOWN SWINGS?

The volatility during the past six months was the result of swings in investor sentiment concerning the future level and direction of interest rates and the pace of earnings growth. Early in the year, investors were fearful of rising rates and slower earnings growth and share prices fell dramatically. Many investors responded to interest rate concerns by moving into large company stocks. Large company stocks are generally viewed as being safer in an uncertain environment than small company stocks. As these fears subsided, the share prices for smaller and mid-cap companies recovered and climbed to new highs.

TO WHAT EXTENT WAS THE CONTINUED UNCERTAINTY ABOUT INTEREST RATES A FACTOR IN THE MARKET'S VOLATILITY DURING THE PERIOD?

The fear of rising rates was a major factor in the market's volatility in March and April. Investors moved away from growth stocks in fear that higher rates might lead to a slower economy and lower earnings. Projected future earnings are one of the key supports for stock prices; if investors expect or fear disappointments, values may decline. After the Federal Reserve raised the federal funds target rate in March, the market eventually absorbed the move and grew confident that inflation would not become a major factor.

WHICH SECTORS SHOWED STRENGTH? WHICH WERE DISAPPOINTING?

The best performing sectors were oil service, most of the technology groups, and the financial industry. Utilities, disc-drive companies, and retailing were disappointing.

                                                           ---------------------

AGGRESSIVE GROWTH FUND

WHAT'S THE OUTLOOK FOR THE GROWTH SECTOR OVER THE NEXT SIX MONTHS? WHERE DO YOU EXPECT TO FIND STRENGTH?

We feel the outlook for growth stocks remains very attractive and that the economic backdrop is quite favorable. Forecasted earnings growth appears strong. We believe the mid- and small-cap sectors have excellent prospects for further upside moves in their respective share prices.

ARE THERE ANY SPECIAL CHANGES OF NOTE SHAREHOLDERS CAN EXPECT FOR THE FUND?

The Fund is changing its name contingent upon the approval of shareholders of the Strategic Growth Fund of Overland Express Funds, Inc., also advised by Wells Fargo Bank, to merge with and into the Fund. The Fund will be called "The Strategic Growth Fund" as of December 15, 1997. The Fund will be more distinctly positioned as a mid-cap growth fund. Please review the new prospectus that will be issued on December 15. The fundamental investment objective of the Fund will not change. In addition, the Fund is expected to withdraw its investment in the Master Portfolio on or about December 12, 1997. See the Notes to the Financial Statements for more information.

---------------------
4

                                                          AGGRESSIVE GROWTH FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 9/30/97
--------------------------------------------------------------------------------

                                                                        SINCE 1/20/93
AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR      3 YEAR      INCEPTION
--------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge                 11.72%      24.27%      22.64%
--------------------------------------------------------------------------------------
Without Sales Charge                            17.89%      26.53%      24.04%
--------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 9/30/97
--------------------------------------------------------------------------------

                                                                        SINCE 7/1/93
AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR      3 YEAR      INCEPTION
--------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                       12.06%      25.02%      20.63%
--------------------------------------------------------------------------------------
Without Sales Charge                            17.06%      25.65%      20.89%
--------------------------------------------------------------------------------------
(1)Assumes redemption on 9/30/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Aggressive Growth Fund is a feeder fund of the Capital Appreciation Master Portfolio which in turn invests in individual securities. The Capital Appreciation Master Portfolio was created by the reorganization of the existing assets of the Overland Express Strategic Growth Fund (the "Predecessor Fund"). Performance figures for the Class A and Class B shares reflect the performance of the Class A and Class D shares of the Predecessor Fund, respectively, for periods prior to March 5, 1996 when the Aggressive Growth Fund commenced operations. References to the investment policy of the Fund are understood to be references to the investment policy of the Master Portfolio.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

                                                           ---------------------

BALANCED FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE TOTAL RETURNS FOR THE FUND DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 1997?

Class A shares of the Fund recorded a 15.88% total return for the period exclusive of sales charge. The return for Class B shares for the same period, also exclusive of sales charge, was 15.52%.

HOW DID THE ALLOCATION BETWEEN STOCKS AND BONDS SHIFT DURING THE PERIOD (APRIL THROUGH SEPTEMBER)?

The stock allocation increased slightly over the period from 55% of the portfolio at the beginning of April to 60% at the end of September. While we continue to be concerned that many stock issues are overvalued by historical measures and are dependent on very optimistic earnings growth assumptions, we are confident that our value discipline will continue to yield results in this market. Our current allocation is still slightly defensive, since we are permitted to have up to 70% of the portfolio invested in equities.

THE FED RAISED INTEREST RATES AT THE END OF MARCH. HOW DID THE BOND MARKET REACT OVER THE NEXT FEW MONTHS?

The bond market initially reacted negatively. However, as the market began receiving positive news that inflation was not increasing as expected, interest rates declined substantially from their late March and early April levels. The bond market rallied, particularly in the second quarter.

WHAT ARE SOME OF THE CHARACTERISTICS YOU LOOK FOR IN SELECTING STOCKS FOR THE FUND'S PORTFOLIO?

We pursue a value discipline in selecting stocks. This means we look for issues selling for less than their intrinsic worth. We look for compelling valuations, such as low price-to-earnings ratios. We also look for a positive catalyst, something that we think is going to positively affect the outlook for the stock or its sector. Then we look for focused and effective management teams with proven ability to take advantage of economic opportunities.

WHAT IS THE ADVANTAGE TO A BALANCED STRATEGY, PARTICULARLY ONE THAT IS ACTIVELY MANAGED AS OPPOSED TO COMPUTER MODEL-DRIVEN?

One of the principal advantages to an actively managed balanced strategy is that active management can reduce the level of trading and turnover by allowing a manager flexibility in changing the allocation. Computer-driven models, in which instructions to buy or sell an asset class are based on strictly quantitative measures, often force managers to sell or buy in response to big moves in the market. In the balanced strategy approach, the Fund attempts to balance expected returns for the asset classes with its expectations for the individual securities held in the portfolio.

---------------------
6

                                                                   BALANCED FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 9/30/97
--------------------------------------------------------------------------------

                                                                             SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURNS                1 YEAR     3 YEAR     5 YEAR     INCEPTION
-----------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge             18.79%     13.42%     12.33%     11.76%
-----------------------------------------------------------------------------------------
Without Sales Charge                        25.32%     15.48%     13.55%     12.59%
-----------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 9/30/97
--------------------------------------------------------------------------------

                                                                             SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURN                 1 YEAR     3 YEAR     5 YEAR     INCEPTION
-----------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                   19.57%     13.96%     12.54%     11.82%
-----------------------------------------------------------------------------------------
Without Sales Charge                        24.57%     14.73%     12.79%     11.82%
-----------------------------------------------------------------------------------------
(1)Assumes redemption on 9/30/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Stagecoach Balanced Fund commenced operations on September 6, 1996 as the successor to the Pacifica Balanced Fund (7/90 to 9/96). Historical performance has been calculated using returns produced by this Predecessor Fund for the applicable period. Class A performance reflects the Pacifica Balanced Fund Investor Class performance. Class B performance also reflects such performance but has been adjusted to reflect Class B Share expense levels in effect on 9/6/96.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

                                                           ---------------------

CORPORATE STOCK FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WAS THE TOTAL RETURN FOR THE FUND DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 1997?

The Fund's shares recorded a 25.54% total return for the period. This Fund has no sales charge.

INCREASED CORPORATE EARNINGS AND LOW INFLATION HAVE FUELED THE GROWTH OF THE S&P 500 INDEX OVER RECENT YEARS. WAS THIS THE CASE DURING THE PERIOD (APRIL THROUGH SEPTEMBER)?

Yes, this seems to have been the case. Aggregate second-quarter 1997 earnings for the S&P 500 were 8.9% higher than for the same quarter of the previous year. Third quarter earnings growth was strong, with an increase of 11% to 12% for the companies that had reported earnings at the time of writing. Inflation also continues to be low, reducing speculation about major interest rate hikes.

WHAT IS THE PRESENT ANALYSIS: CAN THE EQUITIES MARKET SUPPORT CURRENT
VALUATIONS?

Heavy insider sales reported for August indicate that many large-company management teams are selling some of the stock in their own companies. This indicates to us that management of these companies believes that the current values will not be supported by earnings. We interpret this as a short-term bearish signal for large-capitalization stocks. The level of this activity and other factors suggest that this bearish effect is going to be short-term. Our review of estimates suggests that fourth-quarter earnings will grow by 13.5% and keep that pace next year. Nevertheless, the price-to-earnings ratio of S&P 500 Index stocks of 22.1 is high compared to the average of 12.4 since 1975.

DESCRIBE SOME OF THE ISSUES THAT HAVE AFFECTED THE FOLLOWING SECTORS WITHIN THE INDEX DURING THE PERIOD: CAPITAL GOODS, TECHNOLOGY, FINANCIAL, UTILITIES AND CONSUMER CYCLICAL AND STAPLES.

The total returns for the six-month period ended September 30, 1997 were as follows:

S&P Capital Goods           25.7%
S&P Consumer Cyclical       26.4%
S&P Consumer Staples        13.9%
S&P Financials              38.2%
S&P Technology              41.2%
S&P Utilities                4.7%

The utilities sector was the laggard for the period. While utilities tend to underperform the rest of the market in the long term, poor earnings momentum and the perception of future earnings risk from electric utility deregulation have also contributed to this relatively poor performance. Financials and technology have been the best performing sectors. Financial stocks' earnings have been benefiting from the low and stable interest-rate environment, and stock prices have been boosted by industry consolidations. Technology returns have also ranked above average in terms of

---------------------
8

                                                            CORPORATE STOCK FUND
earnings momentum, although there are demand questions going forward in the computing industry due to perceptions of domestic saturation and international weakness. Capital Goods and Consumer Goods are seeing middle- to below-average earnings growth.

ARE THERE ANY SPECIAL CHANGES OF NOTE SHAREHOLDERS CAN EXPECT FOR THE FUND?

The Fund is changing its name as a result of the proposed merger between Stagecoach and the Overland Express Family of Funds, both of which are advised by Wells Fargo Bank. The Fund will be called "The Equity Index Fund" as of December 15, 1997. Please review the new prospectus that will be issued on December 15. The fundamental investment objective of the Fund will not change. In addition, the Fund is expected to withdraw its investment in the Master Portfolio on or about December 12, 1997. See the Notes to Financial Statements for more information.

                                                           ---------------------

CORPORATE STOCK FUND

---------------------
PERFORMANCE AT A GLANCE
PERFORMANCE AS OF 9/30/97
--------------------------------------------------------------------------------

                                                                                  SINCE
                                                                                  1/25/84
                                      1 YEAR     3 YEAR     5 YEAR     10 YEAR    INCEPTION
----------------------------------------------------------------------------------------------
Average Annual Total Returns          38.88%     28.49%     19.50%     13.54%     15.92%
----------------------------------------------------------------------------------------------

This Fund has no sales charge. Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Corporate Stock Fund commenced operations on January 1, 1992 as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The Predecessor Fund's date of inception was January 25, 1984. The performance figures shown include the performance of the Predecessor Fund which had the same investment objectives and strategies.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Investment Trust Corporate Stock Master Portfolio, which has an identical investment objective as the Fund. Prior to April 28, 1996, the Fund invested directly in a portfolio of securities and not in the Master Investment Trust Corporate Stock Master Portfolio. References to the investment policies of the Fund are understood to be references to the investment policies of the Master Portfolio.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
10

                                                         DIVERSIFIED INCOME FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE TOTAL RETURNS FOR THE FUND DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 1997?

Class A shares of the Fund recorded a 22.68% total return for the period exclusive of sales charge. The return for Class B shares for the same period, also exclusive of sales charge, was 22.25%.

MOST OF THE FUND'S EQUITY INVESTMENT IS IN LARGE CAPITALIZATION STOCKS. WHAT CHARACTERIZED THIS SECTOR DURING THE PERIOD (APRIL THROUGH SEPTEMBER)?

Returns for large-cap stocks were very strong during the second quarter when the market rebounded after a brief correction in March and early April. The third quarter was also a good quarter for large-cap stocks, though not as dramatic as earlier in the year. The third quarter experienced a market downturn in August led by large-cap consumer multinational companies. But many of these companies had the type of high price-to-earnings (P/E) ratios the Fund's value discipline seeks to avoid. We believe this is why the Fund suffered less of a setback in August than did the market in general.

ARE THERE SEASONAL CONSIDERATIONS IN DECIDING ON INVESTMENTS? DO SOME STOCKS DO BETTER DURING PART OF THE YEAR THAN IN OTHERS?

There are certainly some seasonal patterns in the market. One of the most important is tax loss selling, which normally occurs between October and December. Many investors will sell a security in order to take a loss this year instead of next, particularly if they have had significant capital gains they wish to offset. While individual investors may usually do this in December, many mutual funds begin their tax loss selling in October. Because of this phenomenon, opportunities may be created to purchase stocks that are selling for below their intrinsic worth. But beyond the tax loss strategy, the Fund normally does not attempt to employ other seasonal trading moves, as such moves would be short term in nature and the Fund has a longer-term orientation.

IS THE FUND SEEKING OPPORTUNITIES IN THE CURRENT ENVIRONMENT, OR IS IT BEING POSITIONED DEFENSIVELY?

Because this Fund has a yield emphasis, the Fund tends to be more defensive by nature than many equity funds. In a more difficult market environment this Fund should retain its value better than more aggressive funds. Although the Fund is defensive, we continue to seek stocks that meet the Fund's value criteria. Even though the market has been strong in recent years, there are plenty of stocks that have yet to participate in a significant manner to the upside.

                                                           ---------------------

DIVERSIFIED INCOME FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 9/30/97
--------------------------------------------------------------------------------

                                                                        SINCE 11/18/92
AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR      3 YEAR      INCEPTION
--------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge                 22.31%      20.24%      16.15%
--------------------------------------------------------------------------------------
Without Sales Charge                            29.12%      22.43%      17.43%
--------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 9/30/97
--------------------------------------------------------------------------------

                                                                       SINCE 1/1/95
AVERAGE ANNUAL TOTAL RETURNS                               1 YEAR      INCEPTION
-------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)           23.26%      24.54%
-------------------------------------------------------------------------------------
Without Sales Charge                                       28.26%      25.27%
-------------------------------------------------------------------------------------
(1)Assumes redemption on 9/30/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
12

                                                               EQUITY VALUE FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE TOTAL RETURNS FOR THE FUND DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 1997?

Class A shares of the Fund recorded a 24.69% total return for the period exclusive of sales charge. The return for Class B shares for the same period, also exclusive of sales charge, was 24.36%.

WHAT IS YOUR CURRENT STOCK MARKET OUTLOOK?

We continue to be concerned that many stock issues are overvalued by historical measures and are dependent on very optimistic earnings growth assumptions. Despite these high values, we believe that there are stocks whose attractiveness and strength have not yet been recognized by the market. The financial services, capital goods and consumer cyclical sectors were sectors where we found value during the period.

THE VALUE STRATEGY IS TO SEEK STOCKS WHOSE VALUE HAS NOT BEEN RECOGNIZED BY THE MARKET. WHAT ARE SOME OF THE REASONS AN ISSUE'S VALUE GOES UNRECOGNIZED?

Two of the key reasons some equity issues are undervalued by the market are previous earnings disappointments or poorer than expected sales. Also, industry analysts may have focused their attention elsewhere and missed new developments affecting the company's outlook. At times, the fault may be with the company's management who for whatever reasons, may have done a poor job communicating the company's improving fortunes.

THE PROSPECTUS STATES THAT YOU USE "QUALITATIVE" AND "QUANTITATIVE" METHODS IN SELECTING STOCKS. PLEASE EXPLAIN THE DIFFERENCE.

By quantitative methods, we mean that we apply a systematic analysis based on various types of financial data. For example, we look at an issues price-to-earnings ratio, which measures the price of a stock against its historical or expected future dividends. This is done to narrow the field of stocks we will consider buying. Then we apply qualitative methods, which are essentially judgements about things that cannot be quantified, such as the quality of the management team or the product being offered. The goal is to discover solid companies that have fallen out of favor with investors, for whatever reason, before their value starts to rise.

                                                           ---------------------

EQUITY VALUE FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 9/30/97
--------------------------------------------------------------------------------

                                                                             SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURNS                1 YEAR     3 YEAR     5 YEAR     INCEPTION
-----------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge             36.62%     22.28%     20.31%     15.82%
-----------------------------------------------------------------------------------------
Without Sales Charge                        44.17%     24.49%     21.60%     16.68%
-----------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 9/30/97
--------------------------------------------------------------------------------

                                                                             SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURNS                1 YEAR     3 YEAR     5 YEAR     INCEPTION
-----------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                   38.40%     23.06%     20.63%     15.91%
-----------------------------------------------------------------------------------------
Without Sales Charge                        43.40%     23.72%     20.82%     15.91%
-----------------------------------------------------------------------------------------
(1)Assumes redemption on 9/30/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

On September 6, 1996, the Fund was reorganized as the successor to the Pacifica Equity Value Fund (7/90 to 9/96). Historical performance has been calculated using returns produced by this Predecessor Fund for the applicable period. Class A performance for the periods prior to September 6, 1996 reflects Pacifica Equity Value Fund Investor Class shares. Class B performance for periods prior to September 6, 1996, the date the Class B shares were first offered, also reflects such performance but has been adjusted to reflect Class B Share expense levels in effect on 9/6/96.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
14

                                                          GROWTH AND INCOME FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE TOTAL RETURNS FOR THE FUND DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 1997?

Class A shares of the Fund recorded a 20.90% total return for the period exclusive of sales load. The return for Class B shares for the same period, also exclusive of sales charge, was 20.53%.

THE FUND INVESTS IN MID- AND LARGE-CAP GROWTH STOCKS. WERE THESE SECTORS AS VOLATILE AS SMALL GROWTH STOCKS DURING THE PERIOD?

Volatility is often assumed to refer to the downside of risk, but there is an upside to volatility as well. The question for individual investors to ask themselves is how much volatility are they willing to tolerate? Typically, the smaller the market capitalization for a company, the greater the volatility its stock will demonstrate. The converse is that the larger the company, the more stable its stock price. This pattern held true during the period with small and mid-cap stocks significantly outperforming large caps.

HAVE COMPANIES IN THE TECHNOLOGY SECTOR BEEN SORTED OUT AMONG A FEW BIG PERFORMERS LIKE MICROSOFT AND INTEL ON THE ONE HAND, AND "AVERAGE" PERFORMERS ON THE OTHER?

Intel and Microsoft have significant weight within the technology sector. They dominate their industries to a large extent. But there is earnings growth to be found throughout the technology sector. Growth in the Internet and telecommunications has created opportunities in networking, telecom, value-added chip manufacturing and other related areas. These stocks tend to be smaller than Intel and Microsoft and are generally more volatile.

DID THE FUND INVEST IN FINANCIAL AND BANK STOCKS?

We invested significantly in the financial sector, focusing primarily on stocks of credit card issuers and insurance companies. Cost cutting has fueled good earnings growth, as has companies buying back their own stock. Banks have had less revenue growth, however, but performed well during the period thanks to a stable interest rate environment and solid earnings.

                                                           ---------------------

GROWTH AND INCOME FUND

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE FUND'S FISCAL YEAR?

Earnings thus far in 1997 have exceeded early year expectations. Many analysts will extrapolate further earnings increases based on such pleasant surprises. We believe that such analysts are setting expectations too high. If one combines these potentially unrealistic expectations with uncertainty about Far Eastern currency and the potential for Fed action on interest rates, the theme that emerges is volatility. We expect that the fourth quarter of 1997 will not have dramatic growth overall, but we are optimistic about 1998 based on the whole economic picture.

ARE THERE ANY SPECIAL CHANGES SHAREHOLDERS SHOULD BE AWARE OF?

The Fund is changing its name contingent upon the approval of the proposed merger between Overland Express Funds, Inc. and Stagecoach Funds, Inc. As of December 15, 1997 it will be called the Growth Fund and will continue to focus on large cap growth. The fundamental investment objective of the Fund is not changing, however. Be sure to review the new prospectus, which will be sent to you on December 15, for this and any other changes.

---------------------
16

                                                          GROWTH AND INCOME FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 9/30/97
--------------------------------------------------------------------------------

                                                                         SINCE 8/2/90
AVERAGE ANNUAL TOTAL RETURNS         1 YEAR      3 YEAR      5 YEAR      INCEPTION
---------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge      23.57%      21.29%      15.85%      15.57%
---------------------------------------------------------------------------------------
Without Sales Charge                 30.40%      23.49%      17.11%      16.44%
---------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 9/30/97
--------------------------------------------------------------------------------

                                                                       SINCE 1/1/95
AVERAGE ANNUAL TOTAL RETURNS                               1 YEAR      INCEPTION
-------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)           24.41%      24.58%
-------------------------------------------------------------------------------------
Without Sales Charge                                       29.41%      25.32%
-------------------------------------------------------------------------------------
(1)Assumes redemption on 9/30/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gains distributions at net asset value.

The Growth and Income Fund commenced operations on January 1, 1992 as successor to the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The Predecessor Fund's date of inception was August 2, 1990. The performance figures shown for Class A shares include the performance of the Predecessor Fund which had the same investment objectives and strategies. Certain of the investment restrictions of the Stagecoach Growth and Income Fund differ somewhat from those of the Predecessor Fund.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

                                                           ---------------------

SMALL CAP FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE TOTAL RETURNS FOR THE FUND DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 1997?

Class A shares of the Fund recorded a 48.21% total return for the period exclusive of sales charge. The return for Class B shares for the same period, also exclusive of sales charge, was 47.75%.

WAS THE PERIOD UNUSUALLY VOLATILE FOR SMALL STOCKS, OR WAS IT FAIRLY TYPICAL?

The early part of 1997 was especially volatile for smaller cap equities. In April, investor nervousness about earnings growth, interest rates and inflation, in particular, sparked a sell-off in small stocks and a migration to larger cap equities. By May, optimism was restored and small caps had a sharp rebound. While it is the nature of small stocks to experience greater price movements than larger stocks, we do not typically see the degree of volatility experienced during the last six months.

WAS THIS AN ACTIVE TRADING PERIOD AS A RESULT?

Yes, we were quite active in trading. We do employ a tactical/strategic method, in which a portion of the portfolio, roughly 30% is actively traded in order to capture short-term opportunities. That is the tactical component and is the more active part of the portfolio. We tried to buy strong companies when the prices were depressed. As prices rebounded, we sold off some issues to realize a profit. The strategic component is held for long-term appreciation.

ARE SMALL CAP STOCKS AS DIVERSIFIED AS THE REST OF THE ECONOMY?

Small cap companies are really quite diversified among numerous industries. However, when narrowing the focus to small cap growth stocks, we tend to find a greater number of technology and health care companies.

WHAT ARE THE FACTORS LIKELY TO INFLUENCE THE SMALL CAP SECTOR OVER THE REMAINDER OF THE FUND'S FISCAL YEAR?

The level and direction of interest rates and corporate earnings are, as usual, key influences. Concerns regarding emerging market economies will come to the fore over the next few months, particularly in regard to Asian currencies. The technology sector tends to be the pacesetter for small caps, so its general health and growth potential are to be watched. Finally, general investor confidence is important. When investors get nervous, investor dollars tend to migrate into large company stocks and small caps suffer.

ARE THERE ANY SPECIAL CHANGES OF NOTE SHAREHOLDERS CAN EXPECT FOR THE FUND?

The Fund is expected to withdraw its investment in the Master Portfolio on or about December 12, 1997. See the Notes to the Financial Statements for more information.

---------------------
18

                                                                  SMALL CAP FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 9/30/97
--------------------------------------------------------------------------------

                                                                       SINCE 11/1/94
AVERAGE ANNUAL TOTAL RETURNS                               1 YEAR      INCEPTION
-------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge                            18.74%      38.80%
-------------------------------------------------------------------------------------
Without Sales Charge                                       25.30%      41.37%
-------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 9/30/97
--------------------------------------------------------------------------------

                                                                       SINCE 11/1/94
AVERAGE ANNUAL TOTAL RETURNS                               1 YEAR      INCEPTION
-------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)           19.53%      39.99%
-------------------------------------------------------------------------------------
Without Sales Charge                                       24.53%      40.53%
-------------------------------------------------------------------------------------
(1)Assumes redemption on 9/30/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Stagecoach Small Cap Fund invests in a master portfolio which in turn invests in individual securities. References to the investment policies of the Fund are understood to be references to the investment policies of the Master Portfolio.

The Small Cap Fund commenced operation on 9/16/96 as successor to the Small Capitalization Growth Fund for Employee Retirement Plans, an unregistered bank collective investment Fund (the "Predecessor Fund"). Inception date of the Predecessor Fund was 11/1/94.

Performance figures shown for periods prior to 9/16/96 represent the performance of the Predecessor Fund which had the same investment objective and strategies as the Small Cap Fund. Performance figures also reflect expense differences between the Predecessor Fund and those of the Class A and B shares in effect on 9/16/96.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

                                                           ---------------------

BALANCED FUND (UNAUDITED)
-----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - SEPTEMBER 30, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 59.98%
             AEROSPACE - 1.61%
     24,000  Rockwell International Corp                                     $  1,173,110  $   1,510,500

             AUTOMOBILE & RELATED - 3.02%
     15,900  Chrysler Corp                                                   $    525,743  $     585,319
     20,000  Dana Corp                                                            611,600        987,500
     28,000  Ford Motor Co                                                        823,865      1,267,000
                                                                             ------------  --------------
                                                                             $  1,961,208  $   2,839,819

             BASIC INDUSTRIES - 1.41%
     50,000  Crompton & Knowles Corp                                         $    671,750  $   1,328,125

             CAPITAL GOODS - 5.34%
     26,000  Harris Corp                                                     $  1,015,020  $   1,189,500
     20,386  Kennametal Inc                                                       755,673        988,721
     19,000  Lancaster Colony Corp                                                730,708      1,009,375
     20,000  Maytag Corp                                                          523,224        682,500
     30,000  Willamette Industries Inc                                            892,141      1,147,497
                                                                             ------------  --------------
                                                                             $  3,916,766  $   5,017,593

             COMPUTER SYSTEMS - 1.58%
     14,000  International Business Machines Corp                            $    741,405  $   1,483,125

             ELECTRICAL EQUIPMENT - 2.45%
     36,800  Lexmark International Group Inc Class A+                        $    739,535  $   1,214,400
     30,000  Seagate Technology Inc+                                              662,310      1,083,750
                                                                             ------------  --------------
                                                                             $  1,401,845  $   2,298,150

------------------------
20

                                                       BALANCED FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ENERGY & RELATED - 7.94%
     21,200  Atlantic Richfield Corp                                         $  1,252,174  $   1,811,275
     30,000  Cabot Corp                                                           811,330        808,125
     10,000  Mobil Corp                                                           426,878        740,000
     19,000  Royal Dutch Petroleum Co                                             527,523      1,054,500
     30,000  Texaco Inc                                                         1,135,095      1,843,125
     36,700  Valero Energy Corp                                                   717,372      1,204,219
                                                                             ------------  --------------
                                                                             $  4,870,372  $   7,461,244

             FINANCE & RELATED - 16.23%
     10,000  Aegon N.V. ADR Class A                                          $    457,165  $     796,875
     16,000  Aetna Inc                                                          1,012,401      1,303,000
     50,000  American Bankers Insurance Group                                     578,875      1,825,000
     24,600  BankAmerica Corp                                                     589,668      1,803,488
     10,400  Chase Manhattan Bank                                                 358,200      1,227,200
      5,500  CIGNA Corp                                                         1,036,732      1,024,375
     51,000  Fremont General Corp                                                 959,354      2,435,250
    242,000  Mercury Financial Co+                                                573,495        347,875
     10,000  NationsBank Corp                                                     369,250        618,750
     29,400  Providian Financial Corp                                             298,502      1,166,813
     22,700  SAFECO Corp                                                        1,047,038      1,203,100
     22,000  Travelers Group Inc                                                  363,350      1,501,500
                                                                             ------------  --------------
                                                                             $  7,644,030  $  15,253,226

             FOOD & RELATED - 2.29%
     33,600  Philip Morris Co Inc                                            $    627,548  $   1,396,500
     22,000  RJR Nabisco Holdings Corp                                            782,392        756,250
                                                                             ------------  --------------
                                                                             $  1,409,940  $   2,152,750

             GENERAL BUSINESS & RELATED - 1.09%
     15,000  General Electric Co                                             $    305,123  $   1,020,938

                                                           ---------------------

BALANCED FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             HEALTHCARE - 1.88%
     17,000  Columbia HCA Healthcare Corp                                    $    612,831  $     488,750
     40,000  Foundation Health Systems Inc                                      1,038,824      1,280,000
                                                                             ------------  --------------
                                                                             $  1,651,655  $   1,768,750

             MANUFACTURING PROCESSING - 5.28%
     19,500  Alumax Inc+                                                     $    743,565  $     797,063
      6,500  Aluminum Co of America                                               513,874        533,000
     11,800  Goodrich (B F) Co                                                    531,543        533,950
     22,000  Hercules Inc                                                         994,218      1,094,500
     17,200  Owens-Illinois Inc+                                                  494,703        583,725
     50,000  United Dominion Industries                                         1,203,285      1,415,625
                                                                             ------------  --------------
                                                                             $  4,481,188  $   4,957,863

             PHARMACEUTICALS - 1.29%
      8,000  Bristol-Myers Squibb Co                                         $    247,357  $     662,000
     15,000  Pharmacia and Upjohn Inc                                             397,019        547,500
                                                                             ------------  --------------
                                                                             $    644,376  $   1,209,500

             RETAIL & RELATED - 3.53%
     40,000  Costco Companies Inc+                                           $    614,455  $   1,505,000
     32,700  Rite Aid Corp                                                        967,864      1,812,806
                                                                             ------------  --------------
                                                                             $  1,582,319  $   3,317,806

             TELECOMMUNICATIONS - 1.21%
     25,000  GTE Corp                                                        $    827,406  $   1,134,375

             TRANSPORTATION - 1.85%
     19,900  CSX Corp                                                        $  1,035,006  $   1,164,150
      6,100  Delta Air Lines Inc                                                  533,075        574,544
                                                                             ------------  --------------
                                                                             $  1,568,081  $   1,738,694

------------------------
22

                                                       BALANCED FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             UTILITIES - 1.98%
     35,000  Cinergy Corp                                                    $  1,087,820  $   1,170,313
     14,000  Duke Power Co                                                        658,476        692,125
                                                                             ------------  --------------
                                                                             $  1,746,296  $   1,862,438
             TOTAL COMMON STOCKS                                             $ 36,596,870  $  56,354,896

                                                           ---------------------

BALANCED FUND (UNAUDITED)

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             INTERNATIONAL FOREIGN GOVERNMENTS - 3.11%
             FOREIGN GOVERNMENTS - 3.11%
$ 1,300,000  Ontario, Province of                                 7.63 %        06/22/04   $   1,378,000
  1,500,000  Quebec, Province of                                  7.50          07/15/23       1,543,125
                                                                                           --------------
             TOTAL INTERNATIONAL FOREIGN GOVERNMENTS                                       $   2,921,125
             (Cost $2,837,902)

             CORPORATE BONDS & NOTES - 12.53%
             BANK & FINANCE - 5.38%
$ 1,000,000  Associates Corp of America                           6.32 %        02/28/00   $   1,002,500
  2,000,000  General Motors Acceptance Corp                       6.88          07/15/01       2,030,000
  1,000,000  Norwest Corp                                         7.13          04/01/00       1,020,000
  1,000,000  NYNEX Credit Co                                      6.25          06/13/02       1,002,450
                                                                                           --------------
                                                                                           $   5,054,950

             INDUSTRIALS - 2.80%
$ 1,500,000  BP America Inc                                       9.38 %        11/01/00   $   1,631,250
  1,000,000  Chrysler Corp                                        7.40          08/01/97       1,005,840
                                                                                           --------------
                                                                                           $   2,637,090

             MISCELLANEOUS BONDS - 4.35%
$ 1,000,000  CSX Corp                                             7.25 %        05/01/04   $   1,026,250
  1,000,000  Philip Morris Co Inc                                 7.50          04/01/04       1,028,750
  1,000,000  Raytheon Co                                          7.20          08/15/27       1,002,500
  1,000,000  RJR Nabisco Inc                                      8.25          07/01/04       1,028,750
                                                                                           --------------
                                                                                           $   4,086,250
             TOTAL CORPORATE BONDS & NOTES                                                 $  11,778,290
             (Cost $11,635,540)

------------------------
24

                                                       BALANCED FUND (UNAUDITED)

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 12.31%
             FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.59%
$   143,551  FHLMC # 546103                                      10.50 %        08/01/19   $     156,909
     67,865  FHLMC #22-0009                                       8.25          08/01/01          69,307
    213,283  FHLMC #291786                                        8.50          01/01/09         221,742
    106,120  FHLMC #303407                                        8.50          12/01/02         108,882
                                                                                           --------------
                                                                                           $     556,840

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.49%
$   501,852  FNMA #190526                                         6.00 %        01/01/01   $     499,167
    472,634  FNMA #190588                                         6.50          01/01/09         471,906
  5,645,630  FNMA #351092                                         7.50          07/01/26       5,746,574
    202,972  FNMA #57843                                          8.00          06/01/08         210,139
      8,163  FNMA #75336                                          9.50          02/01/09           8,710
     95,817  FNMA #83785                                          8.00          08/01/18          99,583
                                                                                           --------------
                                                                                           $   7,036,079

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.23%
$ 1,458,956  GNMA #403934                                         9.00 %        08/15/24   $   1,560,573
    961,845  GNMA #423225                                         6.50          04/15/26         941,377
  1,472,359  GNMA #426993                                         7.00          05/15/26       1,473,684
                                                                                           --------------
                                                                                           $   3,975,634
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $  11,568,553
             (Cost $11,204,934)

             U.S. TREASURY SECURITIES - 11.43%
             U.S. TREASURY BONDS - 3.80%
$ 3,000,000  U.S. Treasury Bonds                                  8.13 %        08/15/19   $   3,568,590

                                                           ---------------------

BALANCED FUND (UNAUDITED)

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES (CONTINUED)
             U.S. TREASURY NOTES - 7.63%
$ 3,500,000  U.S. Treasury Notes                                  6.25 %        02/15/03   $   3,533,355
  2,000,000  U.S. Treasury Notes                                  6.38          01/15/99       2,015,320
  1,500,000  U.S. Treasury Notes                                  7.50          02/15/05       1,619,535
                                                                                           --------------
                                                                                           $   7,168,210
             TOTAL U.S. TREASURY SECURITIES                                                $  10,736,800
             (Cost $10,457,302)

             SHORT-TERM INSTRUMENTS - 0.75%
             REPURCHASE AGREEMENTS - 0.75%
$   707,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.15          10/01/97   $     707,000
             (Cost $707,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $73,439,548)* (Notes 1 and 3)                     100.11%               $   94,066,664
              Other Assets and Liabilities, Net                        (0.11)                     (103,345)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   93,963,319
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 21,057,801
Gross Unrealized Depreciation       (430,685)
                                ------------
NET UNREALIZED APPRECIATION     $ 20,627,116
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
26

                                             DIVERSIFIED INCOME FUND (UNAUDITED)
-----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - SEPTEMBER 30, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 96.38%
             AEROSPACE - 2.18%
     50,000  Lockheed Martin Corp                                            $  4,286,472  $   5,331,250

             AUTOMOBILE & RELATED - 6.71%
    110,000  Dana Corp                                                       $  3,186,065  $   5,431,250
    130,000  Ford Motor Co                                                      3,908,708      5,882,500
    165,000  Genuine Parts Co                                                   4,909,608      5,084,063
                                                                             ------------  --------------
                                                                             $ 12,004,381  $  16,397,813

             BASIC INDUSTRIES - 2.05%
    175,000  Allegheny Teledyne Inc                                          $  4,093,374  $   5,009,375

             CAPITAL GOODS - 5.04%
    120,000  Harris Corp                                                     $  4,696,325  $   5,490,000
    200,000  Maytag Corp                                                        4,452,309      6,825,000
                                                                             ------------  --------------
                                                                             $  9,148,634  $  12,315,000

             CONGLOMERATES - 6.04%
     70,000  General Electric Co                                             $  1,884,452  $   4,764,375
    165,000  ITT Industries Inc                                                 4,076,205      5,475,938
     40,000  Loews Corp                                                         3,327,449      4,517,500
                                                                             ------------  --------------
                                                                             $  9,288,106  $  14,757,813

             ELECTRICAL EQUIPMENT - 3.46%
    125,000  Lexmark International Group Inc Class A+                        $  2,417,188  $   4,125,000
    120,000  Seagate Technology Inc+                                            4,607,648      4,335,000
                                                                             ------------  --------------
                                                                             $  7,024,836  $   8,460,000

                                                           ---------------------

DIVERSIFIED INCOME FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ENERGY & RELATED - 10.88%
     88,000  Atlantic Richfield Corp                                         $  5,303,167  $   7,518,500
     45,000  El Paso Natural Gas Co                                             1,518,182      2,725,313
     46,000  Royal Dutch Petroleum Co                                           1,158,636      2,553,000
     80,000  Texaco Inc                                                         4,442,938      4,915,000
    115,000  Ultramar Diamond Shamrock CP                                       3,137,693      3,715,938
    110,000  Williams Co Inc                                                    4,858,886      5,149,372
                                                                             ------------  --------------
                                                                             $ 20,419,502  $  26,577,123

             FINANCE & RELATED - 19.67%
     30,000  Aetna Inc                                                       $  1,921,275  $   2,443,125
     40,000  Bankers Trust N Y Corp                                             2,836,928      4,900,000
     55,000  Chase Manhattan Bank                                               5,463,675      6,490,000
     30,000  CIGNA Corp                                                         5,552,169      5,587,500
    190,000  Fremont General Corp                                               5,675,799      9,072,500
     90,000  Household International Inc                                        4,984,430     10,186,875
     60,000  Kilroy Realty Corp                                                 1,408,549      1,620,000
    700,000  Mercury Financial Co+                                              4,868,769      1,006,250
     90,000  SAFECO Corp                                                        4,238,750      4,770,000
     85,000  Security Capital Industrial Trust                                  1,531,613      1,981,563
                                                                             ------------  --------------
                                                                             $ 38,481,957  $  48,057,813

             FOOD & RELATED - 3.56%
    114,000  Philip Morris Co Inc                                            $  2,835,475  $   4,738,125
    115,000  RJR Nabisco Holdings Corp                                          3,996,057      3,953,125
                                                                             ------------  --------------
                                                                             $  6,831,532  $   8,691,250

             HEALTHCARE - 0.82%
     70,000  Columbia HCA Healthcare Corp                                    $  2,523,423  $   2,012,500

             MANUFACTURING PROCESSING - 12.07%
     85,000  Eastman Kodak Co                                                $  5,863,956  $   5,519,688
     37,000  Eaton Corp                                                         3,411,660      3,417,875
    180,000  Goodrich (B F) Co                                                  7,187,591      8,145,000
    120,000  Hercules Inc                                                       5,525,248      5,970,000

------------------------
28

                                             DIVERSIFIED INCOME FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
    100,000  Millenium Chemicals Inc                                         $  2,034,476  $   2,200,000
    150,000  United Dominion Industries                                         3,349,726      4,246,875
                                                                             ------------  --------------
                                                                             $ 27,372,657  $  29,499,438

             MEDICAL EQUIPMENT & SUPPLIES - 2.14%
    100,000  Baxter International Inc                                        $  3,946,720  $   5,225,000

             PHARMACEUTICALS - 3.28%
     50,000  American Home Products Corp                                     $  1,991,874  $   3,650,000
    120,000  Pharmacia and Upjohn Inc                                           4,367,420      4,380,000
                                                                             ------------  --------------
                                                                             $  6,359,294  $   8,030,000

             REAL ESTATE INVESTMENT TRUSTS - 3.97%
     50,000  American Health Properties Inc                                  $  1,061,212  $   1,225,000
     45,000  Highwoods Properties Inc                                           1,575,000      1,591,875
     85,000  INMC Mortgage Holdings Inc                                         1,715,550      2,125,000
     20,000  Post Properties Inc                                                  626,600        795,000
     45,000  Smith (Chars E) Residential Reality Inc                            1,107,350      1,530,000
     60,000  Spieker Properties Inc                                             1,626,088      2,433,750
                                                                             ------------  --------------
                                                                             $  7,711,800  $   9,700,625

             RETAIL & RELATED - 2.83%
    124,850  Rite Aid Corp                                                   $  3,950,559  $   6,921,372

             SEMICONDUCTORS - 1.12%
     38,000  Motorola Inc                                                    $  1,752,460  $   2,731,250

             TELECOMMUNICATIONS - 2.40%
    170,000  Alltel Corp                                                     $  4,808,057  $   5,865,000

             TRANSPORTATION - 3.95%
     90,000  CSX Corp                                                        $  4,600,156  $   5,265,000
     70,000  Union Pacific Corp                                                 3,661,212      4,383,750
                                                                             ------------  --------------
                                                                             $  8,261,368  $   9,648,750

                                                           ---------------------

DIVERSIFIED INCOME FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             UTILITIES - 4.21%
    135,000  Duke Power Co                                                   $  6,185,963  $   6,674,063
    160,000  Southern Co                                                        3,406,575      3,610,000
                                                                             ------------  --------------
                                                                             $  9,592,538  $  10,284,063
             TOTAL COMMON STOCKS                                             $187,857,670  $ 235,515,435

             PREFERRED STOCKS - 0.80%
             CONVERTIBLES - 0.80%
     55,000  Browning-Ferris Industries Inc                                  $  1,896,080  $   1,938,750

             WARRANTS - 0.01%
      3,957  Security Capital Group expires 9/18/98+                                       $      31,653
             (Cost $31,159)

------------------------
30

                                             DIVERSIFIED INCOME FUND (UNAUDITED)

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 3.81%
             REPURCHASE AGREEMENTS - 3.81%
$ 5,710,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.15          10/01/97   $   5,710,000
  3,596,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.00          10/01/97       3,596,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   9,306,000
             (Cost $9,306,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $199,090,909)* (Notes 1 and 3)                    101.00%               $  246,791,838
              Other Assets and Liabilities, Net                        (1.00)                   (2,434,377)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  244,357,461
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 52,946,668
Gross Unrealized Depreciation     (5,245,739)
                                ------------
NET UNREALIZED APPRECIATION     $ 47,700,929
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

EQUITY VALUE FUND (UNAUDITED)
-----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - SEPTEMBER 30, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 92.21%
             AUTOMOBILE & RELATED - 4.42%
     90,000  Chrysler Corp                                                   $  2,975,904  $   3,313,125
     75,000  Dana Corp                                                          2,227,625      3,703,125
    121,000  Ford Motor Co                                                      3,571,555      5,475,250
                                                                             ------------  --------------
                                                                             $  8,775,084  $  12,491,500

             BASIC INDUSTRIES - 0.94%
    100,000  Crompton & Knowles Corp                                         $  1,407,500  $   2,656,250

             CAPITAL GOODS - 7.35%
     66,000  Harris Corp                                                     $  2,576,588  $   3,019,500
     81,737  Kennametal Inc                                                     3,024,606      3,964,245
     80,000  Lancaster Colony Corp                                              3,005,991      4,250,000
    100,200  Maytag Corp                                                        2,631,354      3,419,325
    160,000  Willamette Industries Inc                                          4,660,419      6,119,995
                                                                             ------------  --------------
                                                                             $ 15,898,958  $  20,773,065

             COMPUTER SYSTEMS - 1.88%
     50,000  International Business Machines Corp                            $  2,661,925  $   5,296,875

             ELECTRICAL EQUIPMENT - 5.80%
    163,600  Lexmark International Group Inc Class A+                        $  3,180,801  $   5,398,800
    150,000  Seagate Technology Inc+                                            2,401,265      5,418,750
    140,000  Technitrol Inc                                                     1,480,229      5,573,750
                                                                             ------------  --------------
                                                                             $  7,062,295  $  16,391,300

             ENERGY & RELATED - 11.63%
     50,000  Atlantic Richfield Corp                                         $  2,953,240  $   4,271,875
    138,000  Cabot Corp                                                         3,672,563      3,717,375
    110,000  Exxon Corp                                                         3,765,946      7,046,875
     60,000  Mobil Corp                                                         2,118,677      4,440,000
     80,000  Royal Dutch Petroleum Co                                           2,191,829      4,440,000

------------------------
32

                                                   EQUITY VALUE FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     49,780  Texaco Inc                                                      $  1,571,829  $   3,058,359
    179,000  Valero Energy Corp                                                 3,500,926      5,873,438
                                                                             ------------  --------------
                                                                             $ 19,775,010  $  32,847,922

             FINANCE & RELATED - 21.45%
     29,540  Aegon N.V. ADR Class A                                          $  1,373,375  $   2,353,969
     71,000  Aetna Inc                                                          4,612,608      5,782,063
    180,600  American Bankers Insurance Group                                   2,146,794      6,591,900
     90,000  BankAmerica Corp                                                   2,000,610      6,598,125
     27,040  Chase Manhattan Bank                                                 930,320      3,190,720
     27,200  CIGNA Corp                                                         5,127,113      5,066,000
    100,000  Edwards A G & Sons Inc                                             2,606,651      5,137,500
     80,000  First Union Corp                                                   1,969,173      4,005,000
  1,075,000  Mercury Financial Co+                                              2,547,547      1,545,313
     50,000  NationsBank Corp                                                   1,397,568      3,093,750
     68,000  Providian Financial Corp                                             685,243      2,698,750
     41,900  Republic New York Corp                                             1,744,592      4,760,888
    111,500  SAFECO Corp                                                        5,142,938      5,909,500
     56,400  Travelers Group Inc                                                  607,005      3,849,300
                                                                             ------------  --------------
                                                                             $ 32,891,537  $  60,582,778

             FOOD & RELATED - 3.10%
    116,100  Philip Morris Co Inc                                            $  2,113,537  $   4,825,406
    114,000  RJR Nabisco Holdings Corp                                          4,054,212      3,918,750
                                                                             ------------  --------------
                                                                             $  6,167,749  $   8,744,156

             GENERAL BUSINESS & RELATED - 8.01%
    202,550  Fremont General Corp                                            $  4,586,181  $   9,671,763
     80,000  General Electric Co                                                1,689,118      5,445,000
     62,500  Goodrich (B F) Co                                                  2,815,375      2,828,125
     94,000  Hercules Inc                                                       4,248,021      4,676,500
                                                                             ------------  --------------
                                                                             $ 13,338,695  $  22,621,388

                                                           ---------------------

EQUITY VALUE FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             HEALTHCARE - 2.69%
     75,000  Columbia HCA Healthcare Corp                                    $  2,703,668  $   2,156,250
    170,000  Foundation Health Systems Inc                                      4,428,165      5,440,000
                                                                             ------------  --------------
                                                                             $  7,131,833  $   7,596,250

             MANUFACTURING PROCESSING - 7.61%
     90,800  Alumax Inc+                                                     $  3,462,073  $   3,711,450
     31,800  Aluminum Co of America                                             2,514,032      2,607,600
     80,000  Johnson Controls Inc                                               2,360,389      3,965,000
    197,300  Owens-Illinois Inc+                                                1,951,269      6,695,869
    160,000  United Dominion Industries                                         3,560,866      4,530,000
                                                                             ------------  --------------
                                                                             $ 13,848,629  $  21,509,919

             PHARMACEUTICALS - 1.65%
     30,000  Bristol-Myers Squibb Co                                         $    919,765  $   2,482,500
     60,000  Pharmacia and Upjohn Inc                                           1,588,076      2,190,000
                                                                             ------------  --------------
                                                                             $  2,507,841  $   4,672,500

             RETAIL & RELATED - 8.44%
    210,000  Costco Companies Inc+                                           $  3,091,250  $   7,901,250
    195,000  Rite Aid Corp                                                      5,807,900     10,810,313
     90,000  Sears Roebuck & Co                                                 3,257,400      5,124,375
                                                                             ------------  --------------
                                                                             $ 12,156,550  $  23,835,938

             TELECOMMUNICATIONS - 1.12%
     70,000  GTE Corp                                                        $  2,314,373  $   3,176,250

             TRANSPORTATION - 2.94%
     92,200  CSX Corp                                                        $  4,794,290  $   5,393,700
     31,000  Delta Air Lines Inc                                                2,709,073      2,919,813
                                                                             ------------  --------------
                                                                             $  7,503,363  $   8,313,513

------------------------
34

                                                   EQUITY VALUE FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             UTILITIES - 3.18%
    100,000  Cinergy Corp                                                    $  2,838,307  $   3,343,750
    114,000  Duke Power Co                                                      5,357,745      5,635,875
                                                                             ------------  --------------
                                                                             $  8,196,052  $   8,979,625
             TOTAL COMMON STOCKS                                             $161,637,394  $ 260,489,229

                                                           ---------------------

EQUITY VALUE FUND (UNAUDITED)

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 7.77%
             REPURCHASE AGREEMENTS - 7.77%
$13,101,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.15          10/01/97   $  13,101,000
  8,836,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.00          10/01/97       8,836,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  21,937,000
             (Cost $21,937,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $183,574,394)* (Notes 1 and 3)                     99.98%               $  282,426,229
              Other Assets and Liabilities, Net                         0.02                        56,212
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  282,482,441
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $100,603,781
Gross Unrealized Depreciation     (1,751,946)
                                ------------
NET UNREALIZED APPRECIATION     $ 98,851,835
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
36

                                                GROWTH & INCOME FUND (UNAUDITED)
-----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - SEPTEMBER 30, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 100.34%
             AEROSPACE - 2.75%
    125,600  Boeing Co                                                       $  7,252,762  $   6,837,350
     36,569  Lockheed Martin Corp                                               4,081,832      3,899,170
                                                                             ------------  --------------
                                                                             $ 11,334,594  $  10,736,520

             APPLIANCES AND FURNITURE - 2.60%
    228,300  Sunbeam-Oster Co Inc                                            $  6,485,089  $  10,130,813

             AUTOMOBILE & RELATED - 1.66%
    102,000  Danaher Corp                                                    $  3,821,818  $   5,916,000
      1,400  General Motors Corp                                                   78,576         93,713
      6,800  General Motors Corp Class H                                          249,048        449,650
                                                                             ------------  --------------
                                                                             $  4,149,442  $   6,459,363

             BASIC INDUSTRIES - 5.47%
     77,400  Aluminum Co of America                                          $  4,686,982  $   6,346,800
     97,400  Colgate-Palmolive Co                                               4,181,188      6,787,563
    210,000  Monsanto Co                                                        5,574,578      8,190,000
                                                                             ------------  --------------
                                                                             $ 14,442,748  $  21,324,363

             BEVERAGE BREWING AND DISTRIBUTION - 2.45%
    235,300  Pepsico Inc                                                     $  9,180,415  $   9,544,356

             CAPITAL GOODS - 0.74%
    104,000  Loewen Group Inc                                                $  3,432,000  $   2,866,500

             COMMERCIAL SERVICES - 1.90%
    229,900  Service Corp International                                      $  5,921,699  $   7,399,906

                                                           ---------------------

GROWTH & INCOME FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             COMPUTER SOFTWARE - 3.39%
    217,400  First Data Corp                                                 $  7,903,546  $   8,166,088
     38,000  Microsoft Corp+                                                    5,389,854      5,027,875
                                                                             ------------  --------------
                                                                             $ 13,293,400  $  13,193,963

             COMPUTER SYSTEMS - 2.89%
     72,500  Cisco Systems Inc+                                              $  2,587,529  $   5,297,031
      1,620  Lucent Technologies Inc                                               72,062        131,828
    301,208  Reynolds & Reynolds Co Class A                                     6,985,892      5,854,731
                                                                             ------------  --------------
                                                                             $  9,645,483  $  11,283,590

             ELECTRICAL EQUIPMENT - 2.52%
    104,500  Nokia Corp ADR Class A                                          $  6,804,687  $   9,803,406

             ENERGY & RELATED - 10.79%
      4,000  Amoco Corp                                                      $    238,775  $     385,500
     94,800  Anadarko Petroleum Corp                                            4,678,800      6,807,825
    102,100  Mobil Corp                                                         5,928,420      7,555,400
     76,582  Schlumberger Ltd                                                   5,299,593      6,447,247
    125,200  Texaco Inc                                                         5,900,073      7,691,975
    109,500  Tosco Corp                                                         3,456,771      3,811,969
    199,400  Williams Co Inc                                                    8,784,585      9,334,404
                                                                             ------------  --------------
                                                                             $ 34,287,017  $  42,034,320

             ENTERTAINMENT & LEISURE - 0.69%
    132,139  Tele-Communication Inc Class A+                                 $  2,548,103  $   2,708,850

             FINANCE & RELATED - 19.73%
    101,050  American International Group Inc                                $  7,115,521  $  10,427,097
     14,000  Bank of New York Inc                                                 221,138        672,000
     51,700  Chase Manhattan Bank                                               4,998,755      6,100,600
     57,600  Citicorp                                                           3,214,929      7,714,800
    195,300  Conseco Inc                                                        7,782,135      9,533,081
    173,500  Federal Home Loan Mortgage Corp                                    3,627,666      6,115,875
      5,600  Federal National Mortgage Association                                107,503        263,200

------------------------
38

                                                GROWTH & INCOME FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     74,000  First Union Corp                                                $  3,579,750  $   3,704,625
     82,700  Hartford Life Class A+                                             2,664,269      3,178,781
     96,400  Household International Inc                                        6,317,515     10,911,275
    195,200  MBNA Corp                                                          4,298,094      7,905,600
     11,600  Mellon Bank Corp                                                     201,183        635,100
    183,200  Schwab (Charles) Corp                                              3,593,190      6,549,400
     69,800  Security Capital Industrial Trust                                  1,418,464      1,627,213
     75,561  Telecom-Communications TCI Ventures Group+                           970,584      1,558,445
                                                                             ------------  --------------
                                                                             $ 50,110,696  $  76,897,092

             FOOD & RELATED - 3.47%
      8,000  Albertson's Inc                                                 $    244,280  $     279,000
    216,200  American Stores Co                                                 5,054,819      5,269,875
      6,000  CPC International Inc                                                410,885        555,750
      7,500  McDonald's Corp                                                      225,889        357,188
    169,497  Philip Morris Co Inc                                               5,366,077      7,044,719
                                                                             ------------  --------------
                                                                             $ 11,301,950  $  13,506,532

             GENERAL BUSINESS & RELATED - 5.81%
    186,500  Corning Inc                                                     $  6,859,480  $   8,812,125
     60,000  General Electric Co                                                4,018,914      4,083,750
    170,900  Kimberly-Clark Corp                                                8,408,198      8,363,419
        312  NCR Corp+                                                              8,621         10,901
     14,000  Ralston Purina Corp                                                  867,125        943,250
      8,000  Tribune Co                                                           243,338        426,500
                                                                             ------------  --------------
                                                                             $ 20,405,676  $  22,639,945

             HEALTHCARE - 2.02%
    108,000  American Home Products Corp                                     $  7,909,008  $   7,884,000

                                                           ---------------------

GROWTH & INCOME FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MANUFACTURING PROCESSING - 7.32%
    158,000  Allied Signal Inc                                               $  3,270,382  $   6,715,000
     94,900  Honeywell Inc                                                      7,387,453      6,376,094
    102,600  Potash Corp of Saskatchewan Inc                                    7,376,050      8,054,100
    144,000  Praxair Inc                                                        8,144,157      7,371,000
                                                                             ------------  --------------
                                                                             $ 26,178,042  $  28,516,194

             MEDICAL EQUIPMENT & SUPPLIES - 2.34%
      6,900  Abbott Laboratories                                             $    233,541  $     441,169
    165,800  Baxter International Inc                                           6,841,360      8,663,050
                                                                             ------------  --------------
                                                                             $  7,074,901  $   9,104,219

             PHARMACEUTICALS - 3.02%
     42,500  Merck & Co Inc                                                  $  3,658,426  $   4,247,344
    154,200  Smithkline Beecham Plc+                                            3,980,499      7,536,525
                                                                             ------------  --------------
                                                                             $  7,638,925  $  11,783,869

             REAL ESTATE INVESTMENT TRUSTS - 2.44%
     39,500  Boston Properties Inc+                                          $    987,500  $   1,296,094
     11,300  Equity Office Properties                                             237,300        383,494
     55,800  Equity Residential Properties Trust                                2,301,750      3,044,588
     53,436  Patriot American Hospitality Inc+                                  1,162,900      1,703,273
     76,100  Spieker Properties Inc                                             2,251,691      3,086,806
                                                                             ------------  --------------
                                                                             $  6,941,141  $   9,514,255

             RETAIL & RELATED - 5.39%
     23,000  Costco Companies Inc+                                           $    390,500  $     865,375
     72,000  Dayton-Hudson Corp                                                 3,809,584      4,315,500
    137,000  Gap Inc                                                            5,925,332      6,858,563
     81,000  Gillette Co                                                        4,429,810      6,991,313
      9,000  Home Depot Inc                                                       264,475        469,125
      7,000  May Department Stores Co                                             295,624        381,500

------------------------
40

                                                GROWTH & INCOME FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     12,000  Medtronic Inc                                                   $    316,741  $     564,000
     22,000  Walgreen Co                                                          327,270        563,750
                                                                             ------------  --------------
                                                                             $ 15,759,336  $  21,009,126

             SEMICONDUCTORS - 4.55%
     99,500  Intel Corp                                                      $  4,697,261  $   9,185,094
    119,000  Motorola Inc                                                       8,059,889      8,553,125
                                                                             ------------  --------------
                                                                             $ 12,757,150  $  17,738,219

             TELECOMMUNICATIONS - 6.28%
      5,000  AT & T Corp                                                     $    174,782  $     221,563
     54,000  Bell Atlantic Corp                                                 4,171,746      4,343,625
    270,000  Ericsson Telefonaktiebolaget L M Class B+                          5,961,274     12,943,125
     70,500  GTE Corp                                                           3,146,528      3,198,938
     61,500  SBC Communication Inc                                              3,313,075      3,774,563
                                                                             ------------  --------------
                                                                             $ 16,767,405  $  24,481,814

             UTILITIES - 0.12%
     11,000  NIPSCO Industries Inc                                           $    333,508  $     463,375
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $304,702,415  $ 391,024,590

             WARRANTS - 0.01%
      3,249  Security Capital Group expires 9/18/98+                                       $      25,993
             (Cost $25,587)

                                                           ---------------------

GROWTH & INCOME FUND (UNAUDITED)

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 0.05%
             REPURCHASE AGREEMENTS - 0.05%
$    55,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          6.15         10/01/97   $      55,000
    163,000  HSBC Securities Inc Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities        6.00         10/01/97         163,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $     218,000
             (Cost $218,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $304,946,002)* (Notes 1 and 3)                    100.40%               $  391,268,583
              Other Assets and Liabilities, Net                        (0.40)                   (1,560,036)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  389,708,547
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 91,573,273
Gross Unrealized Depreciation     (5,250,692)
                                ------------
NET UNREALIZED APPRECIATION     $ 86,322,581
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
42

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) - SEPTEMBER 30, 1997

                                              AGGRESSIVE
                                                  GROWTH        BALANCED
                                                    FUND            FUND
------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $69,457,909(3)  $94,066,664
  Cash                                                 0           1,713
Receivables:
  Dividends and Interest                               0         573,882
  Fund shares sold                                63,157         145,313
  Investment securities sold                           0          13,255
Organization expenses, net of
  amortization                                    61,810          35,657
Prepaid expenses                                       0          19,400
TOTAL ASSETS                                  69,582,876      94,855,884

LIABILITIES
Payables:
  Investment securities purchased                      0               0
  Distribution to shareholders                         0         706,854
  Fund shares redeemed                             3,776          49,053
  Due to sponsor and distributor (Note
    2)                                            29,003          64,369
  Due to WFB (Note 2)                             23,423          55,053
  Other                                          235,730          17,236
TOTAL LIABILITIES                                291,932         892,565
TOTAL NET ASSETS                             $69,290,944     $93,963,319
NET ASSETS CONSIST OF:
  Paid-in capital                            $57,360,659     $65,298,068
  Undistributed net investment income
    (loss)                                      (585,252)              0
  Undistributed net realized gain (loss)
    on investments                            (6,499,466)      8,038,135
  Net unrealized appreciation
    (depreciation) of investments             19,015,003      20,627,116
TOTAL NET ASSETS                             $69,290,944     $93,963,319

COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A (1)                     $45,321,239     $35,359,750
Shares outstanding - Class A (1)               1,981,987       2,579,353
Net asset value per share - Class A (1)      $     22.87     $     13.71
Maximum offering price per share - Class
  A (1)                                      $     24.14(2)  $     14.47(2)
Net assets - Class B                         $23,969,705     $ 3,998,180
Shares outstanding - Class B                     858,202         323,313
Net asset value and offering price per
  share - Class B                            $     27.93     $     12.37
Net assets - Institutional Class                     N/A     $54,605,389
Shares outstanding - Institutional Class             N/A       3,991,197
Net asset value and offering price per
  share - Institutional Class                        N/A     $     13.68
INVESTMENT AT COST (NOTE 3)                          N/A     $73,439,548
------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.75 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3)  INVESTMENT IN MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

------------------------
44

            STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) - SEPTEMBER 30, 1997

                                                CORPORATE      DIVERSIFIED           EQUITY       GROWTH AND
                                                    STOCK           INCOME            VALUE           INCOME       SMALL CAP
                                                     FUND             FUND             FUND             FUND            FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $506,646,014(3)  $246,791,838     $282,426,229     $391,268,583     $76,172,149(3)
  Cash                                                  0            1,210            1,960            1,620               0
Receivables:
  Dividends and Interest                        1,605,090          598,016          349,288          507,780          25,768
  Fund shares sold                                100,187          249,391          541,561          225,986         167,462
  Investment securities sold                            0                0                0        2,790,994               0
Organization expenses, net of
  amortization                                          0            8,891           33,532            6,942          42,651
Prepaid expenses                                    3,310            3,204           42,658                0          11,330
TOTAL ASSETS                                  508,354,601      247,652,550      283,395,228      394,801,905      76,419,360

LIABILITIES
Payables:
  Investment securities purchased                       0        2,050,600                0        4,127,053               0
  Distribution to shareholders                    942,557          888,489          635,268          377,926               0
  Fund shares redeemed                              1,543           21,452            4,685           39,359             344
  Due to sponsor and distributor (Note
    2)                                            250,942          105,533           69,036          169,731          10,934
  Due to WFB (Note 2)                             177,348          192,447          193,290          294,912           1,826
  Other                                           100,829           36,568           10,508           84,377          18,246
TOTAL LIABILITIES                               1,473,219        3,295,089          912,787        5,093,358          31,350
TOTAL NET ASSETS                             $506,881,382     $244,357,461     $282,482,441     $389,708,547     $76,388,010
NET ASSETS CONSIST OF:
  Paid-in capital                            $199,218,482     $183,094,661     $157,309,820     $258,829,583     $61,887,786
  Undistributed net investment income
    (loss)                                              0                0          137,418          (24,413)        (51,474)
  Undistributed net realized gain (loss)
    on investments                             12,842,469       13,561,871       26,183,368       44,580,796       2,210,984
  Net unrealized appreciation
    (depreciation) of investments             294,820,431       47,700,929       98,851,835       86,322,581      12,340,714
TOTAL NET ASSETS                             $506,881,382     $244,357,461     $282,482,441     $389,708,547     $76,388,010

COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A (1)                     $506,881,382     $188,050,801     $ 35,420,289     $326,951,344     $ 9,102,182
Shares outstanding - Class A (1)                8,172,299       10,650,675        1,977,478       14,124,867         323,554
Net asset value per share - Class A (1)      $      62.02     $      17.66     $      17.91     $      23.15     $     28.13
Maximum offering price per share - Class
  A (1)                                      $      62.02     $      18.64(2)  $      18.90(2)  $      24.43(2)  $     29.69(2)
Net assets - Class B                                  N/A     $ 56,306,660     $ 26,099,107     $ 40,949,850     $ 7,648,913
Shares outstanding - Class B                          N/A        3,403,738        1,779,356        2,491,177         273,474
Net asset value and offering price per
  share - Class B                                     N/A     $      16.54     $      14.67     $      16.44     $     27.97
Net assets - Institutional Class                      N/A              N/A     $220,963,045     $ 21,807,353     $59,636,915
Shares outstanding - Institutional Class              N/A              N/A       12,338,242          803,220       2,112,416
Net asset value and offering price per
  share - Institutional Class                         N/A              N/A     $      17.91     $      27.15     $     28.23
INVESTMENT AT COST (NOTE 3)                           N/A     $199,090,909     $183,574,394     $304,946,002             N/A
----------------------------------------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.75 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3)  INVESTMENT IN MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF OPERATIONS (UNAUDITED) - FOR THE SIX MONTHS ENDED SEPT. 30, 1997

                                              AGGRESSIVE
                                                  GROWTH        BALANCED
                                                    FUND            FUND
------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                  $    34,250     $   530,989
  Interest                                        25,985(1)    1,391,766
  Net expenses allocated from Master
    Portfolio                                   (164,929)            N/A
TOTAL INVESTMENT INCOME (LOSS)                  (104,694)      1,922,755

EXPENSES (NOTE 2)
  Advisory fees                                        0         281,918
  Administration fees                             16,751          28,192
  Custody fees                                         0           7,847
  Shareholder servicing fees                      69,794         117,422
  Portfolio accounting fees                            0          49,974
  Transfer agency fees                            39,085          42,756
  Distribution fees                               88,591          24,676
  Amortization of organization expenses            7,835           9,660
  Legal and audit fees                            13,220          12,683
  Registration fees                               12,330          12,005
  Directors' fees                                  1,233           2,352
  Shareholder reports                             10,507          10,251
  Other                                            2,010          22,068
TOTAL EXPENSES                                   261,356         621,804
Less:
  Waived fees and reimbursed expenses             (4,107)       (150,406)
Net Expenses                                     257,249         471,398
NET INVESTMENT INCOME (LOSS)                    (361,943)      1,451,357

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                               (1,167,659)(1)   3,424,719
  Net change in unrealized appreciation
    of investments                            22,565,131(1)    8,793,530
NET GAIN ON INVESTMENTS                       21,397,472      12,218,249
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $21,035,529     $13,669,606
------------------------------------------------------------------------

(1)  ALLOCATED FROM THE MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

------------------------
46

    STATEMENT OF OPERATIONS (UNAUDITED)- FOR THE SIX MONTHS ENDED SEPT. 30, 1997

                                                CORPORATE     DIVERSIFIED          EQUITY      GROWTH AND
                                                    STOCK          INCOME           VALUE          INCOME       SMALL CAP
                                                     FUND            FUND            FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                  $  4,189,153(1)  $ 2,854,321     $ 2,281,828     $ 2,667,926     $    20,034(1)
  Interest                                         66,290(1)      318,621         297,167         463,638         132,081(1)
  Net expenses allocated from Master
    Portfolio                                  (1,084,253)            N/A             N/A             N/A        (145,285)
TOTAL INVESTMENT INCOME (LOSS)                  3,171,190       3,172,942       2,578,995       3,131,564           6,830

EXPENSES (NOTE 2)
  Advisory fees                                         0         549,434         625,264         877,396               0
  Administration fees                             141,541          65,889          75,032         112,808          14,405
  Custody fees                                          0          23,403          20,884          34,127               0
  Shareholder servicing fees                      707,707         329,445         312,632         558,507          60,062
  Portfolio accounting fees                             0          52,796          66,003          68,502               0
  Transfer agency fees                            330,263         153,741          90,771         254,366          18,176
  Distribution fees                               117,951         199,466          56,982         194,373          18,083
  Amortization of organization expenses                 0           8,278           9,084          29,990           5,391
  Legal and audit fees                             15,570          14,090          13,243          11,523          14,467
  Registration fees                                23,258          16,485          16,466          26,911           7,904
  Directors' fees                                   2,085           2,507           2,384           2,507           2,507
  Shareholder reports                              32,767          33,355          11,948          56,685           6,099
  Other                                             5,876           9,156          16,815           9,835           1,710
TOTAL EXPENSES                                  1,377,018       1,458,045       1,317,508       2,237,530         148,804
Less:
  Waived fees and reimbursed expenses            (144,975)       (106,138)        (70,948)        (30,114)        (86,614)
Net Expenses                                    1,232,043       1,351,907       1,246,560       2,207,416          62,190
NET INVESTMENT INCOME (LOSS)                    1,939,147       1,821,035       1,332,435         924,148         (55,360)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                 9,218,267(1)    9,973,409      12,899,915      35,698,639       3,606,590(1)
  Net change in unrealized appreciation
    of investments                             92,681,161(1)   31,920,254      39,170,917      31,990,754      15,682,644(1)
NET GAIN ON INVESTMENTS                       101,899,428      41,893,663      52,070,832      67,689,393      19,289,234
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $103,838,575     $43,714,698     $53,403,267     $68,613,541     $19,233,874
-------------------------------------------------------------------------------------------------------------------------

(1)  ALLOCATED FROM THE MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     AGGRESSIVE GROWTH FUND
                                             ----------------------------------------------
                                             (UNAUDITED)                               FROM
                                             FOR THE SIX     FOR THE SIX      MARCH 5, 1996
                                                  MONTHS          MONTHS      (COMMENCEMENT
                                                   ENDED           ENDED     OF OPERATIONS)
                                               SEPT. 30,       MARCH 31,                 TO
                                                    1997            1997     SEPT. 30, 1996
-------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $  (361,943)    $  (279,318)    $     (131,231)
  Net realized gain (loss) on sale of
    investments                               (1,167,659)     (2,330,009)        (3,001,798)
  Net change in unrealized appreciation
    (depreciation) of investments             22,565,131      (7,301,392)         3,751,264
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     21,035,529      (9,910,719)           618,235

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                            0               0                  0
    CLASS B                                            0               0                  0
    INSTITUTIONAL CLASS                              N/A             N/A                N/A
  In excess of net investment income
    CLASS A                                            0               0                  0
    CLASS B                                            0               0                  0
    INSTITUTIONAL CLASS                              N/A             N/A                N/A
  From net realized gain on sale of
    investments
    CLASS A                                            0               0                  0
    CLASS B                                            0               0                  0
    INSTITUTIONAL CLASS                              N/A             N/A                N/A
  In excess of net realized gain on sale
    of investments
    CLASS A                                            0               0                  0
    CLASS B                                            0               0                  0
    INSTITUTIONAL CLASS                              N/A             N/A                N/A

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          9,564,788      15,714,662         30,688,418
  Reinvestment of dividends - Class A                  0               0                  0
  Cost of shares redeemed - Class A           (7,414,153)     (6,971,041)        (4,299,728)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                         2,150,635       8,743,621         26,388,690
  Proceeds from shares sold - Class B          6,092,709       6,379,072         15,306,682
  Reinvestment of dividends - Class B                  0               0                  0
  Cost of shares redeemed - Class B           (3,619,205)     (3,026,344)          (867,961)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         2,473,504       3,352,728         14,438,721
  Proceeds from shares sold -
    Institutional Class                              N/A             N/A                N/A
  Reinvestment of dividends -
    Institutional Class                              N/A             N/A                N/A
  Cost of shares redeemed -
    Institutional Class                              N/A             N/A                N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                   N/A             N/A                N/A
INCREASE (DECREASE) IN NET ASSETS             25,659,668       2,185,630         41,445,646

NET ASSETS:
  Beginning net assets                        43,631,276      41,445,646                  0
  ENDING NET ASSETS                          $69,290,944     $43,631,276     $   41,445,646
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

---------------------
48

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                              BALANCED FUND              CORPORATE STOCK FUND
                                             ----------------------------------------------     -----------------------------
                                              (UNAUDITED)                                        (UNAUDITED)
                                              FOR THE SIX      FOR THE SIX          FOR THE      FOR THE SIX      FOR THE SIX
                                             MONTHS ENDED     MONTHS ENDED       YEAR ENDED     MONTHS ENDED     MONTHS ENDED
                                                SEPT. 30,        MARCH 31,        SEPT. 30,        SEPT. 30,        MARCH 31,
                                                     1997             1997             1996             1997             1997
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $  1,451,357     $  1,585,315     $  3,996,707     $  1,939,147     $  2,055,606
  Net realized gain (loss) on sale of
    investments                                 3,424,719        5,673,146       11,895,904        9,218,267        4,668,147
  Net change in unrealized appreciation
    (depreciation) of investments               8,793,530          957,295        3,445,959       92,681,161       32,614,123
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      13,669,606        8,215,756       19,338,570      103,838,575       39,337,876

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                      (523,279)        (524,249)      (1,030,389)      (1,939,147)      (2,055,606)
    CLASS B                                       (23,135)            (785)               0              N/A              N/A
    INSTITUTIONAL CLASS                          (904,943)      (1,028,637)      (2,871,649)             N/A              N/A
  In excess of net investment income
    CLASS A                                             0                0                0                0                0
    CLASS B                                             0                0                0              N/A              N/A
    INSTITUTIONAL CLASS                                 0                0          (23,043)             N/A              N/A
  From net realized gain on sale of
    investments
    CLASS A                                             0         (505,037)      (3,380,108)               0       (9,940,251)
    CLASS B                                             0             (331)               0              N/A              N/A
    INSTITUTIONAL CLASS                                 0       (1,013,783)      (8,265,228)             N/A              N/A
  In excess of net realized gain on sale
    of investments
    CLASS A                                             0                0                0                0                0
    CLASS B                                             0                0                0              N/A              N/A
    INSTITUTIONAL CLASS                                 0                0                0              N/A              N/A

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A           3,331,882        1,158,984       15,479,177       33,571,106       29,911,449
  Reinvestment of dividends - Class A             501,537          812,743        4,242,084        1,900,741       12,250,397
  Cost of shares redeemed - Class A            (4,586,348)      (4,580,742)     (76,589,659)     (37,228,509)     (33,204,510)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                           (752,929)      (2,609,015)     (56,868,398)      (1,756,662)       8,957,336
  Proceeds from shares sold - Class B           3,610,015          304,255            1,549              N/A              N/A
  Reinvestment of dividends - Class B               7,461              452                0              N/A              N/A
  Cost of shares redeemed - Class B              (138,972)          (1,579)               0              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                          3,478,504          303,128            1,549              N/A              N/A
  Proceeds from shares sold -
    Institutional Class                         3,553,816        3,125,636      115,568,034              N/A              N/A
  Reinvestment of dividends -
    Institutional Class                           867,173        1,651,464       10,566,690              N/A              N/A
  Cost of shares redeemed -
    Institutional Class                       (12,786,912)     (25,197,171)     (57,101,263)             N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS             (8,365,923)     (20,420,071)      69,033,461              N/A              N/A
INCREASE (DECREASE) IN NET ASSETS               6,577,901      (17,583,024)      15,934,765      100,142,766       36,299,355

NET ASSETS:
  Beginning net assets                         87,385,418      104,968,442       89,033,677      406,738,616      370,439,261
  ENDING NET ASSETS                          $ 93,963,319     $ 87,385,418     $104,968,442     $506,881,382     $406,738,616
-----------------------------------------------------------------------------------------------------------------------------


                                          FOR THE NINE
                                          MONTHS ENDED
                                             SEPT. 30,
                                                  1996
-------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)            $  3,383,203
  Net realized gain (loss) on sale of
    investments                              7,781,779
  Net change in unrealized appreciation
    (depreciation) of investments           30,469,349
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                   41,634,331
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                 (3,383,203)
    CLASS B                                        N/A
    INSTITUTIONAL CLASS                            N/A
  In excess of net investment income
    CLASS A                                          0
    CLASS B                                        N/A
    INSTITUTIONAL CLASS                            N/A
  From net realized gain on sale of
    investments
    CLASS A                                          0
    CLASS B                                        N/A
    INSTITUTIONAL CLASS                            N/A
  In excess of net realized gain on sale
    of investments
    CLASS A                                          0
    CLASS B                                        N/A
    INSTITUTIONAL CLASS                            N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A       50,105,623
  Reinvestment of dividends - Class A        3,297,986
  Cost of shares redeemed - Class A        (48,423,346)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                       4,980,263
  Proceeds from shares sold - Class B              N/A
  Reinvestment of dividends - Class B              N/A
  Cost of shares redeemed - Class B                N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                             N/A
  Proceeds from shares sold -
    Institutional Class                            N/A
  Reinvestment of dividends -
    Institutional Class                            N/A
  Cost of shares redeemed -
    Institutional Class                            N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                 N/A
INCREASE (DECREASE) IN NET ASSETS           43,231,391
NET ASSETS:
  Beginning net assets                     327,207,870
  ENDING NET ASSETS                       $370,439,261
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    DIVERSIFIED INCOME FUND
                                             ----------------------------------------------
                                              (UNAUDITED)
                                              FOR THE SIX      FOR THE SIX     FOR THE NINE
                                             MONTHS ENDED     MONTHS ENDED     MONTHS ENDED
                                                SEPT. 30,        MARCH 31,        SEPT. 30,
                                                     1997             1997             1996
-------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $  1,821,035     $  1,611,261     $  2,107,805
  Net realized gain (loss) on sale of
    investments                                 9,973,409        3,721,967        7,772,450
  Net change in unrealized appreciation
    (depreciation) of investments              31,920,254        2,318,759        2,900,227
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      43,714,698        7,651,987       12,780,482

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                    (1,563,429)      (1,444,267)      (1,963,354)
    CLASS B                                      (257,606)        (166,994)        (144,451)
    INSTITUTIONAL CLASS                               N/A              N/A              N/A
  In excess of net investment income
    CLASS A                                             0                0                0
    CLASS B                                             0                0                0
    INSTITUTIONAL CLASS                               N/A              N/A              N/A
  From net realized gain on sale of
    investments
    CLASS A                                             0       (8,166,226)               0
    CLASS B                                             0       (1,285,280)               0
    INSTITUTIONAL CLASS                               N/A              N/A              N/A
  In excess of net realized gain on sale
    of investments
    CLASS A                                             0                0                0
    CLASS B                                             0                0                0
    INSTITUTIONAL CLASS                               N/A              N/A              N/A

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          28,084,050       35,798,695       67,375,546
  Reinvestment of dividends - Class A           1,373,875        9,310,171        1,611,353
  Cost of shares redeemed - Class A           (29,505,914)     (22,697,752)     (24,014,045)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                            (47,989)      22,411,114       44,972,854
  Proceeds from shares sold - Class B          18,340,428       17,492,675       11,955,056
  Reinvestment of dividends - Class B             202,526        1,383,252           90,711
  Cost of shares redeemed - Class B            (3,164,517)      (2,435,546)      (1,314,702)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         15,378,437       16,440,381       10,731,065
  Proceeds from shares sold -
    Institutional Class                               N/A              N/A              N/A
  Reinvestment of dividends -
    Institutional Class                               N/A              N/A              N/A
  Cost of shares redeemed -
    Institutional Class                               N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                    N/A              N/A              N/A
INCREASE (DECREASE) IN NET ASSETS              57,224,111       35,440,715       66,376,596

NET ASSETS:
  Beginning net assets                        187,133,350      151,692,635       85,316,039
  ENDING NET ASSETS                          $244,357,461     $187,133,350     $151,692,635
-------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $628,555 FOR CLASS A AND $17,334,017 FOR THE INSTITUTIONAL CLASS AS A RESULT OF THE MERGER OF THE PACIFICA GROWTH FUND. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

---------------------
50

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                           EQUITY VALUE FUND            GROWTH AND INCOME FUND
                                             -----------------------------------------------     -----------------------------
                                              (UNAUDITED)                                         (UNAUDITED)
                                              FOR THE SIX      FOR THE SIX           FOR THE      FOR THE SIX      FOR THE SIX
                                             MONTHS ENDED     MONTHS ENDED        YEAR ENDED     MONTHS ENDED     MONTHS ENDED
                                                SEPT. 30,        MARCH 31,         SEPT. 30,        SEPT. 30,        MARCH 31,
                                                     1997             1997              1996             1997             1997
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $  1,332,435     $  1,380,130     $   3,943,333     $    924,148     $    993,606
  Net realized gain (loss) on sale of
    investments                                12,899,915       15,163,623        27,944,178       35,698,639       10,102,690
  Net change in unrealized appreciation
    (depreciation) of investments              39,170,917       15,837,356        17,614,459       31,990,754       11,068,414
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      53,403,267       32,381,109        49,501,970       68,613,541       22,164,710

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                      (141,561)        (111,000)         (271,396)        (869,509)        (921,552)
    CLASS B                                       (19,576)          (1,028)                0             (856)               0
    INSTITUTIONAL CLASS                        (1,171,298)      (1,113,606)       (3,536,140)         (76,804)         (77,222)
  In excess of net investment income
    CLASS A                                             0                0                 0                0                0
    CLASS B                                             0                0                 0                0                0
    INSTITUTIONAL CLASS                                 0                0          (152,875)               0                0
  From net realized gain on sale of
    investments
    CLASS A                                             0         (165,769)       (3,065,374)               0         (769,667)
    CLASS B                                             0             (864)                0                0          (47,154)
    INSTITUTIONAL CLASS                                 0       (1,716,939)      (33,389,091)               0          (54,088)
  In excess of net realized gain on sale
    of investments
    CLASS A                                             0                0                 0                0                0
    CLASS B                                             0                0                 0                0                0
    INSTITUTIONAL CLASS                                 0                0                 0                0                0

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          12,582,343        3,128,244        65,541,864       44,053,641       44,283,158
  Reinvestment of dividends - Class A             114,089          222,206         3,103,800          806,505        1,571,703
  Cost of shares redeemed - Class A            (3,727,916)      (3,807,382)     (184,207,991)     (59,527,534)     (35,197,194)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                          8,968,516         (456,932)     (115,562,327)     (14,667,388)      10,657,667
  Proceeds from shares sold - Class B          22,199,991        2,636,307                26       15,023,182       11,003,396
  Reinvestment of dividends - Class B               7,202              973                 0              843           47,228
  Cost of shares redeemed - Class B              (500,207)         (10,349)                0       (2,589,425)      (1,557,385)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         21,706,986        2,626,931                26       12,434,600        9,493,239
  Proceeds from shares sold -
    Institutional Class                         9,404,578       13,701,832       190,586,130        2,870,072        4,135,758
  Reinvestment of dividends -
    Institutional Class                           538,466        1,877,441        32,111,369           50,333           66,661
  Cost of shares redeemed -
    Institutional Class                       (26,707,499)     (55,593,181)      (61,556,058)      (4,842,222)      (4,289,351)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS            (16,764,455)     (40,013,908)      161,141,441       (1,921,817)         (86,932)
INCREASE (DECREASE) IN NET ASSETS              65,981,879       (8,572,006)       54,666,234       63,511,767       40,359,001

NET ASSETS:
  Beginning net assets                        216,500,562      225,072,568       170,406,334      326,196,780      285,837,779
  ENDING NET ASSETS                          $282,482,441     $216,500,562     $ 225,072,568     $389,708,547     $326,196,780
------------------------------------------------------------------------------------------------------------------------------


                                          FOR THE NINE
                                          MONTHS ENDED
                                             SEPT. 30,
                                              1996 (1)
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)            $    907,579
  Net realized gain (loss) on sale of
    investments                             14,694,253
  Net change in unrealized appreciation
    (depreciation) of investments           10,252,699
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                   25,854,531
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                   (902,578)
    CLASS B                                          0
    INSTITUTIONAL CLASS                        (11,005)
  In excess of net investment income
    CLASS A                                          0
    CLASS B                                          0
    INSTITUTIONAL CLASS                              0
  From net realized gain on sale of
    investments
    CLASS A                                (14,220,794)
    CLASS B                                   (490,320)
    INSTITUTIONAL CLASS                              0
  In excess of net realized gain on sale
    of investments
    CLASS A                                 (2,238,898)
    CLASS B                                   (358,700)
    INSTITUTIONAL CLASS                              0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A       92,986,116
  Reinvestment of dividends - Class A       17,197,210
  Cost of shares redeemed - Class A        (40,873,885)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                      69,309,441
  Proceeds from shares sold - Class B        8,483,020
  Reinvestment of dividends - Class B          848,356
  Cost of shares redeemed - Class B         (1,258,949)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                       8,072,427
  Proceeds from shares sold -
    Institutional Class                     17,995,025
  Reinvestment of dividends -
    Institutional Class                              0
  Cost of shares redeemed -
    Institutional Class                       (341,372)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS          17,653,653
INCREASE (DECREASE) IN NET ASSETS          102,667,757
NET ASSETS:
  Beginning net assets                     183,170,022
  ENDING NET ASSETS                       $285,837,779
----------------------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $628,555 FOR CLASS A AND $17,334,017 FOR THE INSTITUTIONAL CLASS AS A RESULT OF THE MERGER OF THE PACIFICA GROWTH FUND. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SMALL CAP FUND
                                             ----------------------------------------------
                                             (UNAUDITED)                               FROM
                                             FOR THE SIX     FOR THE SIX     SEPT. 16, 1996
                                                  MONTHS          MONTHS      (COMMENCEMENT
                                                   ENDED           ENDED     OF OPERATIONS)
                                               SEPT. 30,       MARCH 31,                 TO
                                                    1997            1997     SEPT. 30, 1996
-------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $   (55,360)    $    16,522     $      (12,636)
  Net realized gain (loss) on sale of
    investments                                3,606,590      (1,454,225)            58,619
  Net change in unrealized appreciation
    (depreciation) of investments             15,682,644      (3,802,835)           460,905
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     19,233,874      (5,240,538)           506,888

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                            0               0                  0
    CLASS B                                            0               0                  0
    INSTITUTIONAL CLASS                                0               0                  0
  In excess of net investment income
    CLASS A                                            0               0                  0
    CLASS B                                            0               0                  0
    INSTITUTIONAL CLASS                                0               0                  0
  From net realized gain on sale of
    investments
    CLASS A                                            0               0                  0
    CLASS B                                            0               0                  0
    INSTITUTIONAL CLASS                                0               0                  0
  In excess of net realized gain on sale
    of investments
    CLASS A                                            0               0                  0
    CLASS B                                            0               0                  0
    INSTITUTIONAL CLASS                                0               0                  0

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          5,411,888       3,967,857             94,136
  Reinvestment of dividends - Class A                  0               0                  0
  Cost of shares redeemed - Class A           (1,596,304)       (556,553)                 0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                         3,815,584       3,411,304             94,136
  Proceeds from shares sold - Class B          4,629,540       2,296,961                 25
  Reinvestment of dividends - Class B                  0               0                  0
  Cost of shares redeemed - Class B             (586,766)       (163,976)                 0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         4,042,774       2,132,985                 25
  Proceeds from shares sold -
    Institutional Class                       24,027,673      12,246,405         24,103,344
  Reinvestment of dividends -
    Institutional Class                                0               0                  0
  Cost of shares redeemed -
    Institutional Class                       (8,943,605)     (2,987,916)           (54,923)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS            15,084,068       9,258,489         24,048,421
INCREASE (DECREASE) IN NET ASSETS             42,176,300       9,562,240         24,649,470

NET ASSETS:
  Beginning net assets                        34,211,710      24,649,470                  0
  ENDING NET ASSETS                          $76,388,010     $34,211,710     $   24,649,470
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

---------------------
52

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                            AGGRESSIVE GROWTH FUND (2)
                                                          --------------------------------------------
                                                                                               CLASS A
                                                          --------------------------------------------
                                                          (UNAUDITED)
                                                          SIX MONTHS       SIX MONTHS           PERIOD
                                                               ENDED            ENDED            ENDED
                                                           SEPT. 30,        MARCH 31,        SEPT. 30,
                                                                1997         1997 (3)             1996
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $15.72           $19.40           $17.75
                                                          ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 (0.09)           (0.07)           (0.05)
  Net realized and unrealized gain (loss) on investments        7.24            (3.61)            1.70
                                                          ----------       ----------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                7.15            (3.68)            1.65
LESS DISTRIBUTIONS:
  Dividends from net investment income                          0.00             0.00             0.00
  Distributions from net realized gain                          0.00             0.00             0.00
                                                          ----------       ----------       ----------
TOTAL FROM DISTRIBUTIONS                                        0.00             0.00             0.00
                                                          ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                                $22.87           $15.72           $19.40
                                                          ----------       ----------       ----------
                                                          ----------       ----------       ----------
TOTAL RETURN (NOT ANNUALIZED)                                 45.48%           (18.97)%          9.85%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $45,321          $29,122          $26,902
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                    1.29%(5)         1.26%(5)         1.23%(5)
  Ratio of net investment income (loss) to average net
    assets                                                     (1.08)%(5)       (0.97)%(5)       (0.79)%(5)
Portfolio turnover                                               N/A              N/A              N/A
Average commission rate paid(1)                                  N/A              N/A              N/A
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                               1.30%(5)         1.38%(5)         1.60%(5)
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses          (1.09)%(5)       (1.09)%(5)       (1.16)%(5)
------------------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON MARCH 5, 1996.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(5)  THIS RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

---------------------
54

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                        AGGRESSIVE GROWTH FUND (2) (CONT.)                                    BALANCED FUND (4)
                              --------------------------------------------       ----------------------------------------------
                                                                   CLASS B                                              CLASS A
                              --------------------------------------------       ----------------------------------------------
                              (UNAUDITED)                                        (UNAUDITED)
                              SIX MONTHS       SIX MONTHS           PERIOD       SIX MONTHS  SIX MONTHS
                                   ENDED            ENDED            ENDED            ENDED       ENDED  YEAR ENDED  YEAR ENDED
                               SEPT. 30,        MARCH 31,        SEPT. 30,        SEPT. 30,   MARCH 31,   SEPT. 30,   SEPT. 30,
                                    1997         1997 (3)             1996             1997    1997 (3)        1996        1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $19.26           $23.86           $21.90           $12.01      $11.46      $11.84      $11.67
                              ----------       ----------       ----------       ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         (0.16)           (0.15)           (0.10)            0.20        0.19        0.36        0.46*
  Net realized and
    unrealized gain (loss)
    on investments                  8.83            (4.45)            2.06             1.70        0.74        0.89        0.68*
                              ----------       ----------       ----------       ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        8.67            (4.60)            1.96             1.90        0.93        1.25        1.14
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               0.00             0.00             0.00            (0.20)      (0.19)      (0.35)      (0.47)
  Distributions from net
    realized gain                   0.00             0.00             0.00             0.00       (0.19)      (1.28)      (0.50)
                              ----------       ----------       ----------       ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS            0.00             0.00             0.00            (0.20)      (0.38)      (1.63)      (0.97)
                              ----------       ----------       ----------       ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $27.93           $19.26           $23.86           $13.71      $12.01      $11.46      $11.84
                              ----------       ----------       ----------       ----------  ----------  ----------  ----------
                              ----------       ----------       ----------       ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)                     45.02%           (19.28)%          9.50%           15.88%       8.15%      10.51%      10.62%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $23,970          $14,509          $14,544          $35,360     $31,632     $32,640     $89,034
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets           1.93%(5)         1.94%(5)         1.91%(5)           1.05%       1.05%       1.31%       1.03%
  Ratio of net investment
    income (loss) to average
    net assets                     (1.72)%(5)       (1.65)%(5)       (1.45)%(5)       3.03%       3.20%       2.98%       4.05%
Portfolio turnover                   N/A              N/A              N/A              27%         43%        131%         90%
Average commission rate
  paid(1)                            N/A              N/A              N/A          $0.0666     $0.0802     $0.0603         N/A
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                       1.95%(5)         2.04%(5)         2.29%(5)           1.41%       1.30%       1.48%       1.05%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         (1.74)%(5)       (1.75)%(5)       (1.83)%(5)       2.67%       2.95%       2.81%       4.03%
-------------------------------------------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON MARCH 5, 1996.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(5)  THIS RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                   BALANCED FUND (4) (CONT.)
                                                          ----------------------------------
                                                                             CLASS A (CONT.)
                                                          ----------------------------------
                                                          YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                           SEPT. 30,   SEPT. 30,   SEPT. 30,
                                                                1994        1993        1992
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.71      $11.18      $10.80
                                                          ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.43*       0.44*       0.42*
  Net realized and unrealized gain (loss) on investments       (0.13)*       1.72*       0.53*
                                                          ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                0.30        2.16        0.95
LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.46)      (0.43)      (0.43)
  Distributions from net realized gain                         (0.88)      (0.20)      (0.14)
                                                          ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                       (1.34)      (0.63)      (0.57)
                                                          ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                $11.67      $12.71      $11.18
                                                          ----------  ----------  ----------
                                                          ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)                                  2.30%      19.83%       9.03%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                          $108,290    $104,434     $65,226
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                      1.09%       1.01%       1.02%
  Ratio of net investment income (loss) to average net
    assets                                                     3.55%       3.62%       3.76%
Portfolio turnover                                               35%         60%         49%
Average commission rate paid(1)                                  N/A         N/A         N/A
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                 1.11%       1.06%       1.10%
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses          3.53%       3.57%       3.68%
--------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(5)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.

The accompanying notes are an integral part of these financial statements.

---------------------
56

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                           BALANCED FUND (4) (CONT.)
                              ----------------------------------------------------------------------
                                                         CLASS B                 INSTITUTIONAL CLASS
                              ----------------------------------  ----------------------------------
                              (UNAUDITED)                         (UNAUDITED)
                              SIX MONTHS  SIX MONTHS      PERIOD  SIX MONTHS  SIX MONTHS
                                   ENDED       ENDED       ENDED       ENDED       ENDED  YEAR ENDED
                               SEPT. 30,   MARCH 31,   SEPT. 30,   SEPT. 30,   MARCH 31,   SEPT. 30,
                                    1997    1997 (3)    1996 (5)        1997    1997 (3)    1996 (2)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.79      $10.24      $10.00      $12.00      $11.45      $11.84
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.09        0.08        0.00        0.22        0.21        0.40
  Net realized and
    unrealized gain (loss)
    on investments                  1.58        0.72        0.24        1.68        0.74        0.89
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        1.67        0.80        0.24        1.90        0.95        1.29
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.09)      (0.08)       0.00       (0.22)      (0.21)      (0.40)
  Distributions from net
    realized gain                   0.00       (0.17)       0.00        0.00       (0.19)      (1.28)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.09)      (0.25)       0.00       (0.22)      (0.40)      (1.68)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $12.37      $10.79      $10.24      $13.68      $12.00      $11.45
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)                     15.52%       7.84%       2.40%      15.86%       8.27%      10.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $3,998        $297          $2     $54,605     $55,456     $72,327
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.70%       1.70%       0.00%       0.95%       0.95%       0.94%
  Ratio of net investment
    income (loss) to average
    net assets                     2.29%       2.48%       3.09%       3.14%       3.30%       3.29%
Portfolio turnover                   27%         43%        131%         27%         43%        131%
Average commission rate
  paid(1)                        $0.0666     $0.0802     $0.0603     $0.0666     $0.0802     $0.0603
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.54%       7.85%       0.66%       1.23%       1.18%       1.11%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.45%       (3.67)%      2.43%      2.86%       3.07%       3.12%
----------------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(5)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                        CORPORATE STOCK FUND
                                                          ----------------------------------
                                                          (UNAUDITED)                   NINE
                                                          SIX MONTHS  SIX MONTHS      MONTHS
                                                               ENDED       ENDED       ENDED
                                                           SEPT. 30,   MARCH 31,   SEPT. 30,
                                                                1997    1997 (3)    1996 (2)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $49.60      $46.24      $41.45
                                                          ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.24        0.25        0.42
  Net realized and unrealized gain (loss) on investments       12.42        4.61        4.79
                                                          ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                               12.66        4.86        5.21
LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.24)      (0.25)      (0.42)
  Distributions from net realized gain                          0.00       (1.25)       0.00
                                                          ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                       (0.24)      (1.50)      (0.42)
                                                          ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                $62.02      $49.60      $46.24
                                                          ----------  ----------  ----------
                                                          ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)                                 25.54%      10.63%      12.60%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                          $506,881    $406,739    $370,439
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                    0.98%(4)    0.97%(4)    1.01%(4)
  Ratio of net investment income (loss) to average net
    assets                                                   0.82%(4)    1.02%(4)    1.28%(4)
Portfolio turnover                                               N/A         N/A        1%(5)
Average commission rate paid(1)                                  N/A         N/A     $0.0248(5)
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                               1.04%(4)    1.07%(4)    1.08%(4)
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses        0.76%(4)    0.92%(4)    1.21%(4)
--------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(5)  PORTFOLIO ACTIVITY REFLECTS ACTIVITY FOR STAND-ALONE PERIOD ONLY. SEE
     NOTE 5.

The accompanying notes are an integral part of these financial statements.

---------------------
58

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                     DIVERSIFIED INCOME FUND
                                                                              ----------------------------------------------
                                                                                                                     CLASS A
                                                                              ----------------------------------------------
                                                CORPORATE STOCK FUND (CONT.)  (UNAUDITED)                   NINE
                              ----------------------------------------------  SIX MONTHS  SIX MONTHS      MONTHS
                              YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED       ENDED       ENDED  YEAR ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,   SEPT. 30,   MARCH 31,   SEPT. 30,    DEC. 31,
                                    1995        1994        1993        1992        1997    1997 (3)    1996 (2)        1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $31.42      $33.00      $31.40      $30.38      $14.52      $14.73      $13.34      $10.76
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.59        0.63        0.59        0.62        0.15        0.14        0.25        0.35
  Net realized and
    unrealized gain (loss)
    on investments                 10.65       (0.50)       2.19        1.35        3.14        0.64        1.39        2.86
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                       11.24        0.13        2.78        1.97        3.29        0.78        1.64        3.21
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.59)      (0.63)      (0.59)      (0.62)      (0.15)      (0.14)      (0.25)      (0.35)
  Distributions from net
    realized gain                  (0.62)      (1.08)      (0.59)      (0.33)       0.00       (0.85)       0.00       (0.28)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (1.21)      (1.71)      (1.18)      (0.95)      (0.15)      (0.99)      (0.25)      (0.63)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $41.45      $31.42      $33.00      $31.40      $17.66      $14.52      $14.73      $13.34
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)                     35.99%       0.42%       8.91%       6.59%      22.68%       5.25%      12.35%      30.17%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $327,208    $236,265    $258,327    $230,457    $188,051    $154,502    $134,648     $79,977
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.96%       0.97%       0.97%       0.93%       1.10%       1.10%       1.10%       1.10%
  Ratio of net investment
    income (loss) to average
    net assets                     1.59%       1.92%       1.81%       2.05%       1.78%       1.91%       2.57%       3.02%
Portfolio turnover                    6%          7%          5%          4%         30%         33%         43%         70%
Average commission rate
  paid(1)                            N/A         N/A         N/A         N/A     $0.0666     $0.0780     $0.0793         N/A
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.00%       1.00%       0.99%       1.00%       1.19%       1.17%       1.26%       1.31%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.55%       1.89%       1.79%       1.98%       1.69%       1.84%       2.41%       2.81%
----------------------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(5)  PORTFOLIO ACTIVITY REFLECTS ACTIVITY FOR STAND-ALONE PERIOD ONLY. SEE
     NOTE 5.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                             DIVERSIFIED INCOME FUND (CONT.)
                                                          ----------------------------------
                                                                             CLASS A (CONT.)
                                                          ----------------------------------
                                                                                      PERIOD
                                                          YEAR ENDED  YEAR ENDED       ENDED
                                                            DEC. 31,    DEC. 31,    DEC. 31,
                                                                1994        1993    1992 (5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.08      $10.29      $10.00
                                                          ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.33        0.30        0.02
  Net realized and unrealized gain (loss) on investments       (0.32)       0.96        0.29
                                                          ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                0.01        1.26        0.31
LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.33)      (0.30)      (0.02)
  Distributions from net realized gain                          0.00       (0.17)       0.00
                                                          ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                       (0.33)      (0.47)      (0.02)
                                                          ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                $10.76      $11.08      $10.29
                                                          ----------  ----------  ----------
                                                          ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)                                  0.08%      12.33%       3.10%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $45,178     $26,704      $1,379
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                      1.06%       0.46%       0.00%
  Ratio of net investment income (loss) to average net
    assets                                                     3.16%       3.51%       4.09%
Portfolio turnover                                               62%         46%          1%
Average commission rate paid(1)                                  N/A         N/A         N/A
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                 1.34%       1.66%       3.49%
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses          2.88%       2.31%       0.60%
--------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(5)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.
(6)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.

The accompanying notes are an integral part of these financial statements.

---------------------
60

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                             DIVERSIFIED INCOME FUND (CONT.)                           EQUITY VALUE FUND (3)
                              ----------------------------------------------  ----------------------------------------------
                                                                     CLASS B                                         CLASS A
                              ----------------------------------------------  ----------------------------------------------
                              (UNAUDITED)                   NINE              (UNAUDITED)
                              SIX MONTHS  SIX MONTHS      MONTHS              SIX MONTHS  SIX MONTHS
                                   ENDED       ENDED       ENDED  YEAR ENDED       ENDED       ENDED  YEAR ENDED  YEAR ENDED
                               SEPT. 30,   MARCH 31,   SEPT. 30,    DEC. 31,   SEPT. 30,   MARCH 31,   SEPT. 30,   SEPT. 30,
                                    1997    1997 (2)    1996 (4)    1995 (6)        1997    1997 (2)        1996        1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $13.60      $13.79      $12.49      $10.00      $14.43      $12.66      $13.27      $12.36
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.08        0.08        0.17        0.20        0.08        0.08        0.20        0.24*
  Net realized and
    unrealized gain (loss)
    on investments                  2.94        0.60        1.30        2.75        3.48        1.89        1.60        1.63*
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        3.02        0.68        1.47        2.95        3.56        1.97        1.80        1.87
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.08)      (0.08)      (0.17)      (0.20)      (0.08)      (0.08)      (0.19)      (0.25)
  Distributions from net
    realized gain                   0.00       (0.79)       0.00       (0.26)       0.00       (0.12)      (2.22)      (0.71)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.08)      (0.87)      (0.17)      (0.46)      (0.08)      (0.20)      (2.41)      (0.96)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $16.54      $13.60      $13.79      $12.49      $17.91      $14.43      $12.66      $13.27
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)                     22.25%       4.91%      11.76%      29.64%      24.69%      15.63%      14.27%      16.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $56,307     $32,632     $17,045      $5,339     $35,420     $20,798     $18,453    $170,406
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.74%       1.74%       1.74%       1.73%       1.05%       1.05%       1.18%       0.96%
  Ratio of net investment
    income (loss) to average
    net assets                     1.15%       1.29%       2.01%       2.40%       1.01%       1.14%       1.73%       1.97%
Portfolio turnover                   30%         33%         43%         70%         21%         45%         91%         75%
Average commission rate
  paid(1)                        $0.0666     $0.0780     $0.0793         N/A     $0.0656     $0.0800     $0.0558         N/A
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.84%       1.87%       2.08%       2.57%       1.20%       1.12%       1.22%       0.98%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.05%       1.16%       1.67%       1.56%       0.86%       1.07%       1.69%       1.95%
----------------------------------------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(5)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.
(6)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                               EQUITY VALUE FUND (3) (CONT.)
                                                          ----------------------------------
                                                                             CLASS A (CONT.)
                                                          ----------------------------------
                                                          YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                           SEPT. 30,   SEPT. 30,   SEPT. 30,
                                                                1994        1993        1992
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $13.17      $10.73      $10.45
                                                          ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.20*       0.21*       0.20*
  Net realized and unrealized gain (loss) on investments        0.74*       2.75*       0.49*
                                                          ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                0.94        2.96        0.69
LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.21)      (0.23)      (0.22)
  Distributions from net realized gain                         (1.54)      (0.29)      (0.19)
                                                          ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                       (1.75)      (0.52)      (0.41)
                                                          ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                $12.36      $13.17      $10.73
                                                          ----------  ----------  ----------
                                                          ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)                                  7.49%      28.22%       6.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                          $168,852    $140,551     $92,915
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                      0.99%       0.98%       1.02%
  Ratio of net investment income (loss) to average net
    assets                                                     1.60%       1.73%       1.86%
Portfolio turnover                                               41%         82%         78%
Average commission rate paid(1)                                  N/A         N/A         N/A
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                 1.01%       0.99%         N/A
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses          1.58%       1.72%         N/A
--------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.

The accompanying notes are an integral part of these financial statements.

---------------------
62

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                       EQUITY VALUE FUND (3) (CONT.)
                              ----------------------------------------------------------------------
                                                         CLASS B                 INSTITUTIONAL CLASS
                              ----------------------------------  ----------------------------------
                              (UNAUDITED)                         (UNAUDITED)
                              SIX MONTHS  SIX MONTHS      PERIOD  SIX MONTHS  SIX MONTHS
                                   ENDED       ENDED       ENDED       ENDED       ENDED  YEAR ENDED
                               SEPT. 30,   MARCH 31,   SEPT. 30,   SEPT. 30,   MARCH 31,   SEPT. 30,
                                    1997    1997 (2)    1996 (4)        1997    1997 (2)    1996 (5)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $11.81      $10.34      $10.00      $14.43      $12.65      $13.27
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.02        0.01        0.00        0.09        0.09        0.22
  Net realized and
    unrealized gain (loss)
    on investments                  2.86        1.57        0.34        3.48        1.89        1.61
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        2.88        1.58        0.34        3.57        1.98        1.83
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.02)      (0.01)       0.00       (0.09)      (0.08)      (0.23)
  Distributions from net
    realized gain                   0.00       (0.10)       0.00        0.00       (0.12)      (2.22)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.02)      (0.11)       0.00       (0.09)      (0.20)      (2.45)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $14.67      $11.81      $10.34      $17.91      $14.43      $12.65
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)                     24.36%      15.31%       3.40%      24.79%      15.73%      14.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $26,099      $2,542          $0    $220,963    $193,161    $206,620
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.70%       1.70%       0.00%       0.95%       0.95%       0.87%
  Ratio of net investment
    income (loss) to average
    net assets                     0.34%       0.34%       1.83%       1.11%       1.25%       1.69%
Portfolio turnover                   21%         45%         91%         21%         45%         91%
Average commission rate
  paid(1)                        $0.0656     $0.0800     $0.0558     $0.0656     $0.0800     $0.0558
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.88%       2.19%         N/A       0.99%       0.99%       0.92%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.16%       (0.15)%        N/A      1.07%       1.21%       1.64%
----------------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                      GROWTH AND INCOME FUND
                                                          ----------------------------------
                                                                                     CLASS A
                                                          ----------------------------------
                                                          (UNAUDITED)                   NINE
                                                          SIX MONTHS  SIX MONTHS      MONTHS
                                                               ENDED       ENDED       ENDED
                                                           SEPT. 30,   MARCH 31,   SEPT. 30,
                                                                1997    1997 (2)    1996 (3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $19.20      $17.91      $17.26
                                                          ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.06        0.06        0.07
  Net realized and unrealized gain (loss) on investments        3.95        1.34        2.00
                                                          ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                4.01        1.40        2.07
LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.06)      (0.06)      (0.07)
  Distributions from net realized gain                          0.00       (0.05)      (1.35)
                                                          ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                       (0.06)      (0.11)      (1.42)
                                                          ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                $23.15      $19.20      $17.91
                                                          ----------  ----------  ----------
                                                          ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)                                 20.90%       7.86%      12.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                          $326,951    $283,468    $254,498
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                      1.13%       1.14%       1.18%
  Ratio of net investment income (loss) to average net
    assets                                                     0.54%       0.65%       0.56%
Portfolio turnover                                               51%         40%         83%
Average commission rate paid(1)                              $0.0633     $0.0799     $0.0702
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                 1.14%         N/A       1.19%
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses          0.53%         N/A       0.55%
--------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.

The accompanying notes are an integral part of these financial statements.

---------------------
64

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                    GROWTH AND INCOME FUND (CONT.)
                              ----------------------------------------------------------------------------------------------------
                                                                                                                           CLASS B
                                                                              ----------------------------------------------------
                                                             CLASS A (CONT.)  (UNAUDITED)                       NINE
                              ----------------------------------------------  SIX MONTHS    SIX MONTHS        MONTHS
                              YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED       ENDED         ENDED         ENDED    YEAR ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,   SEPT. 30,     MARCH 31,     SEPT. 30,      DEC. 31,
                                    1995        1994        1993        1992        1997      1997 (2)      1996 (3)      1995 (4)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $14.10      $14.75      $13.88      $12.84      $13.64        $12.74        $12.29        $10.00
                              ----------  ----------  ----------  ----------  ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.19        0.22        0.23        0.27       (0.01)         0.00         (0.01)         0.05
  Net realized and
    unrealized gain (loss)
    on investments                  3.87       (0.27)       0.93        1.44        2.81          0.94          1.42          2.79
                              ----------  ----------  ----------  ----------  ----------    ----------    ----------    ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        4.06       (0.05)       1.16        1.71        2.80          0.94          1.41          2.84
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.19)      (0.22)      (0.23)      (0.27)       0.00          0.00          0.00         (0.05)
  Distributions from net
    realized gain                  (0.71)      (0.38)      (0.06)      (0.40)       0.00         (0.04)        (0.96)        (0.50)
                              ----------  ----------  ----------  ----------  ----------    ----------    ----------    ----------
TOTAL FROM DISTRIBUTIONS           (0.90)      (0.60)      (0.29)      (0.67)       0.00         (0.04)        (0.96)        (0.55)
                              ----------  ----------  ----------  ----------  ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF
  PERIOD                          $17.26      $14.10      $14.75      $13.88      $16.44        $13.64        $12.74        $12.29
                              ----------  ----------  ----------  ----------  ----------    ----------    ----------    ----------
                              ----------  ----------  ----------  ----------  ----------    ----------    ----------    ----------
TOTAL RETURN (NOT
  ANNUALIZED)                     28.90%       (0.29)%      8.44%     13.45%      20.53%         7.36%        11.89%        28.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $178,488    $113,525    $112,236     $44,883     $40,950       $23,010       $12,832        $4,682
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.18%       1.11%       0.93%       0.42%       1.80%         1.86%         1.93%         1.87%
  Ratio of net investment
    income (loss) to average
    net assets                     1.23%       1.51%       1.72%       2.31%       (0.14)%       (0.06)%       (0.12)%       0.43%
Portfolio turnover                  100%         71%         55%         80%         51%           40%           83%          100%
Average commission rate
  paid(1)                            N/A         N/A         N/A         N/A     $0.0633       $0.0799       $0.0702           N/A
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.21%       1.15%       1.11%       1.10%       1.82%         1.89%         2.03%         2.21%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.20%       1.47%       1.54%       1.63%       (0.16)%       (0.09)%       (0.22)%       0.09%
----------------------------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              GROWTH AND INCOME FUND (CONT.)
                                                          ----------------------------------
                                                                         INSTITUTIONAL CLASS
                                                          ----------------------------------
                                                          (UNAUDITED)
                                                          SIX MONTHS  SIX MONTHS      PERIOD
                                                               ENDED       ENDED       ENDED
                                                           SEPT. 30,   MARCH 31,   SEPT. 30,
                                                                1997    1997 (3)    1996 (5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $22.52      $21.01      $20.03
                                                          ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.09        0.09        0.02
  Net realized and unrealized gain (loss) on investments        4.63        1.57        0.97
                                                          ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                4.72        1.66        0.99
LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.09)      (0.09)      (0.01)
  Distributions from net realized gain                          0.00       (0.06)       0.00
                                                          ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                       (0.09)      (0.15)      (0.01)
                                                          ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                $27.15      $22.52      $21.01
                                                          ----------  ----------  ----------
                                                          ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)                                 20.98%       7.92%       3.41%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $21,807     $19,719     $18,508
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                      0.97%       1.01%       0.96%
  Ratio of net investment income (loss) to average net
    assets                                                     0.69%       0.78%       1.27%
Portfolio turnover                                               51%         40%         83%
Average commission rate paid(1)                              $0.0633     $0.0799     $0.0702
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                 0.97%         N/A         N/A
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses          0.69%         N/A         N/A
--------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.

The accompanying notes are an integral part of these financial statements.

---------------------
66

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                           SMALL CAP FUND (2)
                              -----------------------------------------------------------------------------------------------
                                                                   CLASS A                                            CLASS B
                              --------------------------------------------       --------------------------------------------
                              (UNAUDITED)                                        (UNAUDITED)
                              SIX MONTHS       SIX MONTHS           PERIOD       SIX MONTHS       SIX MONTHS           PERIOD
                                   ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                               SEPT. 30,        MARCH 31,        SEPT. 30,        SEPT. 30,        MARCH 31,        SEPT. 30,
                                    1997         1997 (3)             1996             1997         1997 (3)             1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $18.98           $22.45           $22.01           $18.93           $22.46           $22.02
                              ----------       ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         (0.03)           (0.01)            0.00            (0.06)           (0.04)            0.00
  Net realized and
    unrealized gain (loss)
    on investments                  9.18            (3.46)            0.44             9.10            (3.49)            0.44
                              ----------       ----------       ----------       ----------       ----------       ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        9.15            (3.47)            0.44             9.04            (3.53)            0.44
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               0.00             0.00             0.00             0.00             0.00             0.00
  Distributions from net
    realized gain                   0.00             0.00             0.00             0.00             0.00             0.00
                              ----------       ----------       ----------       ----------       ----------       ----------
TOTAL FROM DISTRIBUTIONS            0.00             0.00             0.00             0.00             0.00             0.00
                              ----------       ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF
  PERIOD                          $28.13           $18.98           $22.45           $27.97           $18.93           $22.46
                              ----------       ----------       ----------       ----------       ----------       ----------
                              ----------       ----------       ----------       ----------       ----------       ----------
TOTAL RETURN (NOT
  ANNUALIZED)                     48.21%           (15.46)%          2.00%           47.75%           (15.72)%          2.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $9,102           $3,107              $96           $7,649           $1,905               $0
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets           1.10%(4)         1.10%(4)         1.03%(4)         1.75%(4)         1.75%(4)           0.00%
  Ratio of net investment
    income (loss) to average
    net assets                     (0.47)%(4)       (0.23)%(4)       (0.59)%(4)       (1.12)%(4)       (0.85)%(4)       0.00%
Portfolio turnover                   N/A              N/A              N/A              N/A              N/A              N/A
Average commission rate
  paid(1)                            N/A              N/A              N/A              N/A              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                       1.63%(4)         2.80%(4)        38.54%(4)         2.26%(4)         3.55%(4)           0.00%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         (1.00)%(4)       (1.93)%(4)      (38.10)%(4)       (1.63)%(4)       (2.65)%(4)       0.00%
-----------------------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                          SMALL CAP FUND (2) (CONT.)
                                                          ------------------------------------------
                                                                                 INSTITUTIONAL CLASS
                                                          ------------------------------------------
                                                          (UNAUDITED)
                                                          SIX MONTHS      SIX MONTHS          PERIOD
                                                               ENDED           ENDED           ENDED
                                                           SEPT. 30,       MARCH 31,       SEPT. 30,
                                                                1997        1997 (3)            1996
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $19.01          $22.45          $22.01
                                                          ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 (0.01)           0.02            0.00
  Net realized and unrealized gain (loss) on investments        9.23           (3.46)           0.44
                                                          ----------      ----------      ----------
TOTAL FROM INVESTMENT OPERATIONS                                9.22           (3.44)           0.44
LESS DISTRIBUTIONS:
  Dividends from net investment income                          0.00            0.00            0.00
  Distributions from net realized gain                          0.00            0.00            0.00
                                                          ----------      ----------      ----------
TOTAL FROM DISTRIBUTIONS                                        0.00            0.00            0.00
                                                          ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                $28.23          $19.01          $22.45
                                                          ----------      ----------      ----------
                                                          ----------      ----------      ----------
TOTAL RETURN (NOT ANNUALIZED)                                 48.50%          (15.32)%         2.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $59,637         $29,200         $24,553
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                    0.75%(4)        0.75%(4)        1.60%(4)
  Ratio of net investment income (loss) to average net
    assets                                                     (0.10)%(4)    0.16%(4)          (1.15)%(4)
Portfolio turnover                                               N/A             N/A             N/A
Average commission rate paid(1)                                  N/A             N/A             N/A
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                               1.32%(4)        1.65%(4)        1.63%(4)
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses          (0.67)%(4)      (0.74)%(4)      (1.18)%(4)
----------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

---------------------
68

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and currently offers twenty-seven separate series. These financial statements represent the Aggressive Growth, Balanced, Corporate Stock, Diversified Income, Equity Value, Growth and Income, and Small Cap Funds (the "Funds"), each a diversified series of the Company.

At a special shareholders meeting on July 16, 1996, the Shareholders of Pacifica Funds Trust ("Pacifica") approved a plan of reorganization providing for the transfer of the assets and liabilities of each Pacifica portfolio to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach Fund. As a result of this reorganization, effective September 6, 1996, the Stagecoach Balanced and Equity Value Funds were established to acquire all of the assets and assume all of the liabilities of the Pacifica Balanced and Equity Value Funds, respectively (collectively, the "Predecessor Funds"). Additionally, the Stagecoach Growth and Income Fund acquired all of the assets and assumed all of the liabilities of the Pacifica Growth Fund. These acquisitions were accomplished in separate tax-free exchanges for shares of the respective Fund. All performance and financial data for the Balanced and Equity Value Funds for periods prior to September 6, 1996 refers to the Predecessor Funds.

Each of the Funds, with the exception of the Aggressive Growth, Corporate Stock, and Diversified Income Funds, offers Class A, Class B, and Institutional Class shares. The Aggressive Growth and Diversified Income Funds offer Class A and Class B shares, and the Corporate Stock Fund offers a single, unnamed class of shares. The three classes of shares differ principally in the applicable sales charges, distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

On July 23, 1997 the Board of Directors of the Company approved a plan to dissolve the master/feeder structure of its feeder funds in favor of a stand-alone structure (the "Dissolution"). When the Dissolution occurs, the Aggressive Growth, Corporate Stock and Small Cap Funds will withdraw their investments in the corresponding Capital Appreciation, Corporate Stock and Small Cap Master Portfolios (the "Master Portfolios"), respectively, of Master Investment Trust (the "Trust") and instead will invest directly in a portfolio of securities. The Aggressive Growth, Corporate Stock and Small Cap Funds will retain Wells Fargo Bank, N.A. ("WFB"), the investment adviser to the corresponding Master Portfolios, and the Corporate Stock Fund will retain Barclays Global Fund Advisors ("BGFA"), the sub-adviser to the Corporate Stock Master Portfolio, to manage their assets directly, in substantially the same manner as WFB and BGFA currently manage such Master Portfolios' assets. The Funds, except the Corporate Stock Fund, will compensate WFB at the same advisory fee level. The Corporate Stock Fund will compensate WFB at a lower advisory fee level and BGFA at a lower sub-advisory fee level. The Dissolution is expected to take place on or about December 12, 1997. The Dissolution of the master/feeder structure of the Aggressive Growth and Small Cap Funds is contingent upon the approval of shareholders of Overland Express Funds, Inc. ("Overland"), another investment company advised by WFB, to reorganize the Overland Strategic Growth and Small Cap Strategy Funds into the Company's Aggressive Growth and Small Cap Funds, respectively.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates and assumptions should not be considered an indication of actual or expected figures; actual results may differ.

INVESTMENT POLICY AND SECURITY VALUATION

Securities for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued at the reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued

---------------------
70

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Company's Board of Directors, or, in the case of the Trust, by the Trust's Board of Trustees.

The Aggressive Growth, Corporate Stock, and the Small Cap Funds invest only in interests of their corresponding Master Portfolios. Each Master Portfolio has the same investment objective as the Fund that invests in it. The value of each Fund's investment in its corresponding Master Portfolio reflects that Fund's interest in the net assets of that Master Portfolio: 27.52%, 99.99%, and 92.41% for the Aggressive Growth, Corporate Stock and Small Cap Funds, respectively, at September 30, 1997.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded no later than one business day after trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code").

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's and Master Portfolio's (in this paragraph, the "Funds") Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other Funds advised by WFB. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income, if any, are declared and distributed quarterly, with the exception of the Aggressive Growth and Small Cap Funds. Dividends to shareholders from net investment income of the Aggressive Growth and Small Cap Funds, if any, are declared and distributed annually. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1996.

The Aggressive Growth Fund had capital loss carryforwards at December 31, 1996 of $3,168,815 that will expire in the year 2004. The Small Cap Fund had capital loss carryforwards at December 31, 1996 of $1,316,991 that will expire in the year 2004. The Company's Board of Directors intends to offset net capital gains with each capital loss carryforward, and no capital gain distribution shall be made until each such carryforward has been fully utilized or expires.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by a Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

ORGANIZATION EXPENSES

The Funds have been charged for expenses incurred in connection with the organization and initial registration of the Funds and/or classes of shares. Certain of these expenses are being amortized by the Funds on a straight-line basis over 60 months from the date each Fund and/or class commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into separate advisory contracts on behalf of the Funds (other than the Aggressive Growth, Corporate Stock, and Small Cap Funds) with WFB. Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contracts with the Diversified Income and Equity Value Funds, WFB is entitled to be paid a monthly advisory fee

---------------------
72

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
at an annual rate of 0.50% of each such Fund's average daily net assets. Under the contract with the Balanced Fund, WFB is entitled to be paid a monthly advisory fee at an annual rate of 0.60% of the Fund's average daily net assets. Under the contract with the Growth and Income Fund, WFB is entitled to be paid a monthly advisory fee at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million.

The Aggressive Growth, Corporate Stock, and Small Cap Funds do not directly retain an investment adviser because each such Fund invests all of its assets in a Master Portfolio of the Trust which, in turn, retains WFB as investment adviser. BGFA currently acts as sub-adviser to the Master Portfolio in which the Corporate Stock Fund invests. BGFA is a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and an indirect subsidiary of Barclays Bank PLC.

The Company has entered into contracts on behalf of each Fund with WFB (other than the Corporate Stock Fund, for which BGI serves as custodian), whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. Pursuant to the contracts, WFB is entitled to certain transaction charges plus an annual fee for custody services at an annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of each Fund's average daily net assets in excess of $100 million. WFB will not be entitled to compensation for its custodial services to the Aggressive Growth and Small Cap Funds so long as it is entitled to compensation for providing advisory services to the Master Portfolios.

BGI currently acts as custodian to the Corporate Stock Master Portfolio. BGI is a wholly-owned subsidiary of Barclays Global Investors Holdings Inc. BGI will not be entitled to receive compensation for its custodial services to the Corporate Stock Fund so long as BGFA is entitled to receive compensation for providing investment sub-advisory services to the Corporate Stock Master Portfolio in which the Fund invests.

The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Class A and Class B shares of the Funds and 0.06% of the average daily net assets of the Institutional Class shares of the Balanced, Equity Value, Growth and Income and Small Cap Funds.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The transfer agency fees paid on behalf of the Funds for the six months ended September 30, 1997 were as follows:

                                                                                     TRANSFER     TRANSFER             TRANSFER
                                                                                  AGENCY FEES  AGENCY FEES          AGENCY FEES
FUND                                                                                  CLASS A      CLASS B  INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                                            $    26,011  $    13,074                  N/A
Balanced Fund                                                                          24,094        1,393  $            17,269
Diversified Income Fund                                                               122,605       31,136                  N/A
Equity Value Fund                                                                      19,508        8,036               63,227
Growth and Income Fund                                                                224,918       22,809                6,639
Small Cap Fund                                                                          3,719        2,880               11,577

Transfer agency fees paid on behalf of the single class Corporate Stock Fund are disclosed in the Statement of Operations.

The Company has entered into contracts on behalf of the Funds with WFB, whereby WFB has agreed to provide shareholder services for the Funds. Pursuant to the contracts, WFB is entitled to receive shareholder servicing fees at an annual rate of 0.30% of the average daily net assets of the Corporate Stock Fund, 0.30% of the average daily net assets of the Class A and Class B shares of the Diversified Income and Growth and Income Funds, 0.25% of the average daily net assets of the Class A and Class B shares of the Aggressive Growth, Balanced, Equity Value, and Small Cap Funds, and 0.25% of the average daily net assets of the Institutional Class shares of the Balanced, Equity Value, Growth and Income, and Small Cap Funds.

The shareholder servicing fees paid on behalf of the Funds for the six months ended September 30, 1997 were as follows:

                                                                 SHAREHOLDER     SHAREHOLDER          SHAREHOLDER
                                                              SERVICING FEES  SERVICING FEES       SERVICING FEES
FUND                                                                 CLASS A         CLASS B  INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                        $       46,448  $       23,346                  N/A
Balanced Fund                                                         43,025           2,445  $            71,952
Diversified Income Fund                                              262,602          66,843                  N/A
Equity Value Fund                                                     34,837          14,349              263,446
Growth and Income Fund                                               481,967          48,876               27,664
Small Cap Fund                                                         6,640           5,142               48,280

Shareholder servicing fees paid on behalf of the single class Corporate Stock Fund are disclosed in the Statement of Operations.

The Company has entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide each Fund with administration services. For these ser-

---------------------
74

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
vices, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets.

The Company has adopted separate Distribution Plans for the Corporate Stock Fund and for Class A and Class B shares of the multi-class Funds pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). The Plans for the shares of the Corporate Stock Fund and the Class A shares of the Diversified Income and Growth and Income Funds provide that each such Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis of up to 0.05% of the average daily net assets attributable to such shares. The Plans for the Class A shares of the remaining Funds provide as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of up to 0.10% of the average daily net assets attributable to the Class A shares of the Aggressive Growth, Balanced, Equity Value and Small Cap Funds.

Under the Plan for Class B shares of the multi-class Funds, each Fund may pay, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of up to 0.70% of the average daily net assets attributable to the Class B shares of the Diversified Income and Growth and Income Funds, and up to 0.75% of the average daily net assets attributable to the Class B shares of the Aggressive Growth, Balanced, Equity Value and Small Cap Funds.

Each Fund may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.

Distribution fees paid on behalf of the Funds for the six months ended September 30, 1997 were as follows:

                                                                                  DISTRIBUTION FEES  DISTRIBUTION FEES
FUND                                                                                        CLASS A            CLASS B
----------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                                            $          18,583  $          70,008
Balanced Fund                                                                                17,210              7,466
Diversified Income Fund                                                                      43,788            155,678
Equity Value Fund                                                                            13,934             43,048
Growth and Income Fund                                                                       80,328            114,045
Small Cap Fund                                                                                2,656             15,427

Distribution fees paid on behalf of the single class Corporate Stock Fund are disclosed in the Statement of Operations.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees and reimbursed expenses on the Statement of Operations for the six months ended September 30, 1997 for the Funds, with the exception of the Small Cap Fund, were waived by WFB. The amount shown as waived fees and reimbursed expenses on the Statement of Operations for the six months ended September 30, 1997 for the Small Cap Fund includes $5,808 in expenses reimbursed by Stephens and $80,806 in fees waived by WFB.

Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens. WFB and Stephens agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, certain Funds to ensure that the total Fund operating expenses did not exceed, on an annual basis, 1.13% of the average daily net assets of the Institutional Class shares of the Growth and Income Fund, and 1.05%, 1.70%, and 0.95% of the average daily net assets of the Class A, Class B, and Institutional Class shares, respectively, of the Balanced and Equity Value Funds, through August 31, 1997.

Certain officers and one director of the Company are also officers of Stephens. As of September 30, 1997, Stephens owned 5 shares of the Aggressive Growth, 7 shares of the Balanced, 12,507 shares of the Diversified Income, 7 shares of the Equity Value, 115 shares of the Growth and Income and 3 shares of the Small Cap Funds.

Stephens has retained $2,566,666 as sales charges from the proceeds of Class A shares sold and $419,434 from the proceeds of Class B shares redeemed by the Company for the six months ended September 30, 1997. Wells Fargo Securities Inc., a subsidiary of WFB, received $2,556,342 as sales charges from the proceeds of Class A shares sold and $419,434 from the proceeds of Class B shares redeemed by the Company for the six months ended September 30, 1997.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the six months ended September 30, 1997, were as follows:

AGGREGATE PURCHASES                                                           DIVERSIFIED       EQUITY    GROWTH AND
  AND SALES                                                   BALANCED FUND   INCOME FUND   VALUE FUND   INCOME FUND
--------------------------------------------------------------------------------------------------------------------
Total purchases at cost                                        $ 24,474,582   $78,904,230  $50,281,990  $189,519,538
Total sales proceeds                                             29,284,039    63,084,518   50,327,389   182,393,582

---------------------
76

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

As of September 30, 1997, there were over 106 billion shares of $0.001 par value capital stock authorized by the Company. As of September 30, 1997, each Fund (with the exception of the Aggressive Growth Fund) was authorized to issue 100 million shares of $0.001 par value capital stock for each class of shares. The Aggressive Growth Fund was authorized to issue 150 million shares of $0.001 par value capital stock for each class of shares. Capital share transactions for the Funds were as follows:

                                                                                          AGGRESSIVE GROWTH FUND
                                                              --------------------------------------------------
                                                               (UNAUDITED)                                  FROM
                                                               FOR THE SIX                         MARCH 5, 1996
                                                              MONTHS ENDED      FOR THE SIX        (COMMENCEMENT
                                                                 SEPT. 30,     MONTHS ENDED    OF OPERATIONS) TO
                                                                      1997   MARCH 31, 1997       SEPT. 30, 1996
----------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                           523,690          843,540            1,615,653
  Shares issued in reinvestment of dividends -- Class A                  0                0                    0
  Shares redeemed -- Class A                                      (394,658)        (377,083)            (229,155)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS A           129,032          466,457            1,386,498
  Shares sold -- Class B                                           264,778          278,394              648,214
  Shares issued in reinvestment of dividends -- Class B                  0                0                    0
  Shares redeemed -- Class B                                      (159,932)        (134,671)             (38,581)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS B           104,846          143,723              609,633

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                                                                                                   BALANCED FUND
                                                                                  ----------------------------------------------
                                                                                   (UNAUDITED)
                                                                                   FOR THE SIX
                                                                                  MONTHS ENDED      FOR THE SIX          FOR THE
                                                                                     SEPT. 30,     MONTHS ENDED       YEAR ENDED
                                                                                          1997   MARCH 31, 1997   SEPT. 30, 1996
--------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                                               254,291           94,369        1,412,249
  Shares issued in reinvestment of dividends -- Class A                                 40,204           67,767          371,899
  Shares redeemed -- Class A                                                          (348,360)        (376,563)      (6,456,262)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS A                               (53,865)        (214,427)      (4,672,114)
  Shares sold -- Class B                                                               306,544           27,480              151
  Shares issued in reinvestment of dividends -- Class B                                    642               42                0
  Shares redeemed -- Class B                                                           (11,397)            (149)               0
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS B                               295,789           27,373              151
  Shares sold -- Institutional Class                                                   276,201          255,508       10,145,092
  Shares issued in reinvestment of dividends -- Institutional Class                     69,571          137,837          925,429
  Shares redeemed -- Institutional Class                                              (976,820)      (2,085,655)      (4,755,966)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- INSTITUTIONAL CLASS                  (631,048)      (1,692,310)       6,314,555

                                                                                                CORPORATE STOCK FUND
                                                                        --------------------------------------------
                                                                         (UNAUDITED)
                                                                         FOR THE SIX                    FOR THE NINE
                                                                        MONTHS ENDED      FOR THE SIX   MONTHS ENDED
                                                                           SEPT. 30,     MONTHS ENDED      SEPT. 30,
                                                                                1997   MARCH 31, 1997           1996
--------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold                                                                592,088          595,967      1,149,288
  Shares issued in reinvestment of dividends                                  35,426          256,416         76,212
  Shares redeemed                                                           (655,455)        (663,522)    (1,107,285)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                (27,941)         188,861        118,215

---------------------
78

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                                                                     DIVERSIFIED INCOME FUND
                                                              ----------------------------------------------
                                                               (UNAUDITED)
                                                               FOR THE SIX
                                                              MONTHS ENDED      FOR THE SIX     FOR THE NINE
                                                                 SEPT. 30,     MONTHS ENDED     MONTHS ENDED
                                                                      1997   MARCH 31, 1997   SEPT. 30, 1996
------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                         1,730,867        2,361,971        4,715,975
  Shares issued in reinvestment of dividends -- Class A             88,679          632,053          115,316
  Shares redeemed -- Class A                                    (1,810,326)      (1,492,299)      (1,685,966)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS A             9,220        1,501,725        3,145,325
  Shares sold -- Class B                                         1,200,703        1,234,345          901,549
  Shares issued in reinvestment of dividends -- Class B             13,846          100,491            6,895
  Shares redeemed -- Class B                                      (210,216)        (171,202)        (100,188)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS B         1,004,333        1,163,634          808,256

                                                                                                          EQUITY VALUE FUND
                                                                        ---------------------------------------------------
                                                                           (UNAUDITED)
                                                                           FOR THE SIX         FOR THE SIX          FOR THE
                                                                          MONTHS ENDED        MONTHS ENDED       YEAR ENDED
                                                                        SEPT. 30, 1997      MARCH 31, 1997   SEPT. 30, 1996
---------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                                       750,765             239,630        2,375,877
  Shares issued in reinvestment of dividends -- Class A                          7,328              16,068          248,462
  Shares redeemed -- Class A                                                  (222,327)           (272,081)     (14,009,327)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS A                       535,766             (16,383)     (11,384,988)
  Shares sold -- Class B                                                     1,599,804             215,907                3
  Shares issued in reinvestment of dividends -- Class B                            540                  85                0
  Shares redeemed -- Class B                                                   (36,112)               (871)               0
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS B                     1,564,232             215,121                3
  Shares sold -- Institutional Class                                           572,920             919,441       18,333,654
  Shares issued in reinvestment of dividends -- Institutional Class             34,784             136,028        2,574,515
  Shares redeemed -- Institutional Class                                    (1,656,777)         (3,998,514)      (4,577,809)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- INSTITUTIONAL CLASS        (1,049,073)         (2,943,045)      16,330,360

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                                                                           GROWTH AND INCOME FUND
                                                              ---------------------------------------------------
                                                                 (UNAUDITED)                         FOR THE NINE
                                                                 FOR THE SIX      FOR THE SIX        MONTHS ENDED
                                                                MONTHS ENDED     MONTHS ENDED           SEPT. 30,
                                                              SEPT. 30, 1997   MARCH 31, 1997            1996 (1)
-----------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                           2,031,330        2,263,021           5,108,374
  Shares issued in reinvestment of dividends -- Class A               38,850           83,226           1,005,634
  Shares redeemed -- Class A                                      (2,708,991)      (1,793,908)         (2,246,108)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS A            (638,811)         552,339           3,867,900
  Shares sold -- Class B                                             974,149          788,072             653,910
  Shares issued in reinvestment of dividends -- Class B                   54            3,523              69,929
  Shares redeemed -- Class B                                        (169,406)        (112,577)            (97,407)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS B             804,797          679,018             626,432
  Shares sold -- Institutional Class                                 110,356          180,805             897,195
  Shares issued in reinvestment of dividends --
    Institutional Class                                                2,095            3,005                   0
  Shares redeemed -- Institutional Class                            (184,802)        (189,127)            (16,307)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
 INSTITUTIONAL CLASS                                                 (72,351)          (5,317)            880,888

(1) "SHARE SOLD" INCLUDES 36,809 FOR CLASS A AND 865,446 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE MERGER OF THE PACIFICA GROWTH FUND.

---------------------
80

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                                                                                  SMALL CAP FUND
                                                                                  ------------------------------
                                                                                     (UNAUDITED)
                                                                                     FOR THE SIX     FOR THE SIX
                                                                                    MONTHS ENDED    MONTHS ENDED
                                                                                  SEPT. 30, 1997  MARCH 31, 1997
----------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                                                 229,681         185,292
  Shares issued in reinvestment of dividends -- Class A                                        0               0
  Shares redeemed -- Class A                                                             (69,812)        (25,880)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS A                                 159,869         159,412
  Shares sold -- Class B                                                                 197,365         108,204
  Shares issued in reinvestment of dividends -- Class B                                        0               0
  Shares redeemed -- Class B                                                             (24,511)         (7,585)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS B                                 172,854         100,619
  Shares sold -- Institutional Class                                                   1,005,610         579,679
  Shares issued in reinvestment of dividends -- Institutional Class                            0               0
  Shares redeemed -- Institutional Class                                                (428,863)       (137,779)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- INSTITUTIONAL CLASS                     576,747         441,900


                                                                                                 FROM
                                                                                       SEPT. 16, 1996
                                                                                        (COMMENCEMENT
                                                                                    OF OPERATIONS) TO
                                                                                       SEPT. 30, 1996
--------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                                                        4,273
  Shares issued in reinvestment of dividends -- Class A                                             0
  Shares redeemed -- Class A                                                                        0
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS A                                        4,273
  Shares sold -- Class B                                                                            1
  Shares issued in reinvestment of dividends -- Class B                                             0
  Shares redeemed -- Class B                                                                        0
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS B                                            1
  Shares sold -- Institutional Class                                                        1,096,256
  Shares issued in reinvestment of dividends -- Institutional Class                                 0
  Shares redeemed -- Institutional Class                                                       (2,487)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- INSTITUTIONAL CLASS                        1,093,769

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. REORGANIZATION OF THE CORPORATE STOCK FUND INTO A MASTER/FEEDER STRUCTURE

At special meetings of shareholders held between December 5, 1995 and December 19, 1995, shareholders of the Corporate Stock Fund approved a reorganization of the Fund into a "master/feeder" structure, pursuant to which the Fund invests all of its assets in the Corporate Stock Master Portfolio of the Trust. On the conversion date the Fund transferred its investments to the Master Portfolio in exchange for interests in the Master Portfolio. The Fund then became a "feeder" fund. This reorganization was effected on April 28, 1996. The master/feeder structure will be dissolved on or about December 12, 1997.

6. REORGANIZATION OF SMALL CAP FUND

The Small Cap Master Portfolio is the successor to certain assets of the Small Capitalization Growth Fund for Employee Retirement Plans, a collective investment fund (the "Collective Investment Fund"). The Collective Investment Fund was a private, non-registered investment fund previously managed by WFB. Immediately prior to the commencement of the Small Cap Fund's operations, the assets of the Collective Investment Fund were purchased by the Small Cap Master Portfolio and the Collective Investment Fund redeemed all of its outstanding interests and ceased operating as a trust. The Small Cap Master Portfolio manages its investments in a manner identical in all material respects to the operation of the Collective Investment Fund.

---------------------
82

       MASTER INVESTMENT TRUST CAPITAL APPRECIATION MASTER PORTFOLIO (UNAUDITED)
------------------------------------------------------
PORTFOLIO OF INVESTMENTS  - SEPTEMBER 30, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 96.15%
             ADVERTISING - 1.70%
    150,000  HA-LO Industries Inc+                                           $  2,354,876  $   4,293,750

             BIOTECHNOLOGY - 1.57%
      5,900  Cardiovascular Dynamics Inc+                                    $     50,150  $      47,200
    150,000  Serologicals Corp+                                                 3,134,396      3,412,500
     85,000  Texas Biotechnology Corp+                                            425,000        488,750
                                                                             ------------  --------------
                                                                             $  3,609,546  $   3,948,450

             CAPITAL GOODS - 3.13%
    150,000  General Scanning Inc                                            $  2,921,768  $   5,221,875
    128,000  Radiant Systems Inc+                                               2,928,650      2,688,000
                                                                             ------------  --------------
                                                                             $  5,850,418  $   7,909,875

             COMMERCIAL SERVICES - 2.93%
    150,000  AccuStaff Inc+                                                  $  3,098,759  $   4,725,000
     35,000  Advanced Health Corp+                                                805,001        770,000
     82,100  Boron Lepore & Associates Inc+                                     1,749,251      1,898,563
                                                                             ------------  --------------
                                                                             $  5,653,011  $   7,393,563

             COMPUTER SOFTWARE - 16.96%
     70,000  America Online Inc+                                             $  3,274,606  $   5,280,625
    170,000  American Software Inc+                                             2,125,134      2,486,250
    100,000  Aris Corp+                                                         2,258,667      2,125,000
    125,000  Axent Technologies Inc+                                            2,421,777      2,593,750
    250,000  Checkfree Corp+                                                    4,454,707      5,281,250
     80,000  Documentum Inc+                                                    2,008,125      2,660,000
     29,500  Microsoft Corp+                                                    2,472,375      3,903,219
     75,000  Netscape Communications Corp+                                      2,977,850      2,700,000
    100,000  Quadramed Corp+                                                    1,264,097      1,725,000
    200,000  Rational Software Corp+                                            4,839,294      3,200,000
    104,000  Vantive Corp+                                                      2,818,961      2,496,000

                                                           ---------------------

MASTER INVESTMENT TRUST CAPITAL APPRECIATION MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
    100,000  Veritas Software Corp+                                          $  2,674,883  $   4,393,750
     95,000  Visio Corp+                                                        3,246,875      3,966,250
                                                                             ------------  --------------
                                                                             $ 36,837,351  $  42,811,094

             COMPUTER SYSTEMS - 4.11%
    100,000  Adaptec Inc+                                                    $  3,780,743  $   4,675,000
     84,000  Box Hill Systems Corp+                                             1,471,200      1,685,250
     55,000  Cisco Systems Inc+                                                 3,693,592      4,018,438
                                                                             ------------  --------------
                                                                             $  8,945,535  $  10,378,688

             CONSUMER-DISCRETIONARY - 0.92%
     50,000  Cellstar Corp+                                                  $  1,687,993  $   2,325,000

             ELECTRICAL EQUIPMENT - 1.28%
     45,000  Interlink Electronics Inc+                                      $    244,375  $     410,625
     30,000  Nokia Corp ADR Class A                                             2,076,759      2,814,375
                                                                             ------------  --------------
                                                                             $  2,321,134  $   3,225,000

             ENERGY & RELATED - 11.26%
    110,000  Ensco International Inc                                         $  2,538,076  $   4,338,125
     75,000  Global Industries Ltd+                                             1,097,600      2,990,625
     75,000  Key Energy Group Inc+                                              2,370,095      2,442,188
     70,000  Nabors Industries Inc+                                             1,681,149      2,725,625
     90,500  Newpark Resources Inc+                                             3,097,607      3,557,781
     70,000  Noble Drilling Corp+                                               1,969,363      2,257,500
    100,000  Santa Fe International Corp                                        3,924,543      4,650,000
     65,000  Semitool Inc+                                                      1,445,625      1,633,125
     90,000  Veritas Digicon Inc+                                               1,617,391      3,830,625
                                                                             ------------  --------------
                                                                             $ 19,741,449  $  28,425,594

------------------------
84

       MASTER INVESTMENT TRUST CAPITAL APPRECIATION MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT & LEISURE - 4.43%
    150,000  Family Golf Centers Inc+                                        $  2,920,016  $   3,975,000
     50,000  HFS Inc+                                                           3,052,066      3,721,875
    130,000  Regal Cinemas Inc+                                                 3,658,413      3,493,750
                                                                             ------------  --------------
                                                                             $  9,630,495  $  11,190,625

             FINANCE & RELATED - 5.52%
    225,000  Envoy Corp (New)+                                               $  7,539,887  $   6,426,563
     30,000  Firstplus Financial Group+                                         1,188,533      1,683,750
    185,000  Long Beach Financial Corp+                                         1,948,438      2,509,063
    116,500  Money Store Inc                                                    2,779,559      3,320,250
                                                                             ------------  --------------
                                                                             $ 13,456,417  $  13,939,626

             FOOD & RELATED - 2.86%
    150,000  Northland Cranberries Inc                                       $  3,329,013  $   2,812,500
    128,000  NuCo2 Inc+                                                         2,088,836      2,080,000
     45,000  Suiza Foods Corp+                                                  1,304,018      2,317,500
                                                                             ------------  --------------
                                                                             $  6,721,867  $   7,210,000

             GENERAL BUSINESS & RELATED - 6.34%
     70,000  Applied Graphics Technologies+                                  $  3,104,688  $   3,937,500
     60,000  Cinar Films Inc Class B+                                           2,105,000      2,287,500
    100,000  HBO & Co                                                           2,618,348      3,775,000
    155,000  P-Com Inc+                                                         3,229,220      3,710,313
     60,000  Staffmark Inc+                                                     1,649,875      2,287,500
                                                                             ------------  --------------
                                                                             $ 12,707,131  $  15,997,813

             HEALTHCARE - 8.80%
    150,000  Genesis Health Ventures Inc+                                    $  3,940,085  $   5,840,625
    200,000  Healthsouth Corp+                                                  3,790,730      5,337,500
    100,000  Renal Treatment Centers+                                           2,251,070      3,556,250
     95,000  Vision Twenty-One Inc+                                               981,876      1,282,500
    165,000  Vivus Inc+                                                         4,548,299      6,187,497
                                                                             ------------  --------------
                                                                             $ 15,512,060  $  22,204,372

                                                           ---------------------

MASTER INVESTMENT TRUST CAPITAL APPRECIATION MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MANUFACTURING PROCESSING - 2.72%
    180,000  Biochem Pharma Inc+                                             $  4,418,238  $   5,670,000
     60,000  Tefron Ltd ADR+                                                    1,137,661      1,200,000
                                                                             ------------  --------------
                                                                             $  5,555,899  $   6,870,000

             MEDICAL EQUIPMENT & SUPPLIES - 3.45%
    100,000  HPR Inc+                                                        $  1,734,983  $   2,187,500
    200,000  Ultrafem Inc+                                                      3,350,178      1,775,000
    160,000  Urologix Inc+                                                      3,195,118      3,800,000
    165,000  Uroquest Medical Corp+                                               952,955        948,750
                                                                             ------------  --------------
                                                                             $  9,233,234  $   8,711,250

             PHARMACEUTICALS - 2.18%
    160,000  Anesta Corp+                                                    $  2,406,479  $   3,720,000
     60,000  Guilford Pharmaceuticals Inc+                                      1,652,157      1,770,000
                                                                             ------------  --------------
                                                                             $  4,058,636  $   5,490,000

             REAL ESTATE INVESTMENT TRUSTS - 0.82%
     55,000  CCA Prison Realty Trust                                         $  1,589,220  $   2,076,250

             RETAIL & RELATED - 1.88%
    225,000  Corporate Express Inc+                                          $  4,340,811  $   4,753,125

             SEMICONDUCTORS - 3.41%
     25,000  ASE Test Limited+                                               $  1,279,147  $   2,118,750
    100,000  LSI Logic Corp+                                                    3,379,162      3,212,500
     90,000  Triquint Semiconductor Inc+                                        3,184,626      3,279,375
                                                                             ------------  --------------
                                                                             $  7,842,935  $   8,610,625

             SHELTER & RELATED - 1.52%
    100,000  Brookdale Living Communities Inc+                               $  1,482,500  $   1,900,000
    146,500  Hospitality Worldwide Services+                                    1,554,370      1,922,813
                                                                             ------------  --------------
                                                                             $  3,036,870  $   3,822,813

------------------------
86

       MASTER INVESTMENT TRUST CAPITAL APPRECIATION MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS - 6.12%
     60,000  Ciena Corp+                                                     $  3,002,329  $   2,971,875
    130,000  Corsair Communications Inc+                                        2,429,284      2,746,250
    230,000  LCI International Inc+                                             4,472,957      6,123,750
    125,000  NEXTEL Communications Class A+                                     2,389,463      3,609,375
                                                                             ------------  --------------
                                                                             $ 12,294,033  $  15,451,250

             TRANSPORTATION - 2.24%
     80,000  Travel Services International Inc                               $  1,475,046  $   1,660,000
    115,000  Trico Marine Services Inc+                                         2,270,571      3,996,250
                                                                             ------------  --------------
                                                                             $  3,745,617  $   5,656,250
             TOTAL COMMON STOCKS                                             $196,726,538  $ 242,695,013

             WARRANTS - 2.00%
     70,000  Intel Corp expires 3/14/1998+                                                 $   5,044,375
             (Cost $2,395,227)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $199,121,765)* (Notes 1 and 3)                     98.15%               $  247,739,388
              Other Assets and Liabilities, Net                         1.85                     4,667,043
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  252,406,431
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 56,380,628
Gross Unrealized Depreciation     (7,763,005)
                                ------------
NET UNREALIZED APPRECIATION     $ 48,617,623
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)
-----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - SEPTEMBER 30, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 99.56%
     23,675  3Com Corp+                                                      $  1,114,459  $   1,213,344
     52,858  Abbott Laboratories                                                1,008,937      3,379,608
      5,014  Adobe Systems Inc                                                    230,445        252,580
      9,534  Advanced Micro Devices+                                              197,756        310,451
      1,974  Aeroquip-Vickers Inc                                                  55,067         96,726
     10,286  Aetna Inc                                                            823,280        837,666
      6,723  Ahmanson (H F) & Co                                                  133,267        381,950
      7,592  Air Products & Chemicals Inc                                         207,978        629,662
     34,763  Airtouch Communications Inc+                                         558,346      1,231,914
      3,968  Alberto-Culver Co Class B                                             35,915        120,776
     16,888  Albertson's Inc                                                      211,642        588,969
     15,630  Alcan Aluminium Ltd                                                  299,474        543,143
     12,198  Allegheny Teledyne Inc                                               214,932        349,168
      4,550  Allergan Inc                                                         120,600        164,653
     38,856  Allied Signal Inc                                                    468,873      1,651,380
     29,856  Allstate Corp                                                        665,748      2,399,676
     12,990  Alltel Corp                                                          401,380        448,155
     11,994  Aluminum Co of America                                               349,431        983,508
      5,903  ALZA Corp+                                                           161,760        171,187
      6,353  Amerada Hess Corp                                                    250,173        391,901
     12,982  American Electric Power Inc                                          380,459        590,681
     32,172  American Express Corp                                                875,575      2,634,083
     16,754  American General Corp                                                342,501        869,114
      5,250  American Greetings Corp Class A                                       98,004        193,594
     44,482  American Home Products Corp+                                       1,227,272      3,247,186
     48,217  American International Group Inc                                   1,080,926      4,975,392
     18,780  American Stores Co                                                   167,195        457,763
     37,752  Ameritech Corp                                                     1,029,643      2,510,508
     18,300  Amgen Inc+                                                           663,304        877,256
     33,690  Amoco Corp                                                         1,489,064      3,246,874
     15,195  AMP Inc                                                              418,557        813,882
      6,299  AMR Corp+                                                            424,391        697,221
      4,142  Anadarko Petroleum Corp                                              279,665        297,447
      6,360  Andrew Corp+                                                          19,606        166,553

------------------------
88

            MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     33,772  Anheuser-Busch Inc                                              $    657,847  $   1,523,962
     11,316  Aon Corp                                                             410,062        598,334
      6,270  Apache Corp                                                          225,851        268,826
      8,670  Apple Computer Inc+                                                  330,483        188,031
     12,552  Applied Materials Inc+                                               349,608      1,195,578
     38,673  Archer-Daniels-Midland Co                                            321,972        925,735
      7,563  Armco Inc+                                                            67,028         45,378
      2,777  Armstrong World Industries Inc                                       112,225        186,233
      3,037  ASARCO Inc                                                            76,480         97,184
      5,150  Ashland Inc                                                          193,378        280,031
    111,628  AT & T Corp                                                        2,827,074      4,946,516
     22,040  Atlantic Richfield Corp                                              999,323      1,883,043
      3,200  Autodesk Inc                                                          64,362        145,200
     20,208  Automatic Data Processing                                            330,418      1,010,400
     10,543  AutoZone Inc+                                                        287,810        316,290
      7,200  Avery Dennison Corp                                                   77,991        288,000
      9,108  Avon Products Inc                                                    173,405        564,696
     11,406  Baker Hughes Inc                                                     265,537        499,013
      2,191  Ball Corp                                                             71,009         76,274
     10,285  Baltimore Gas & Electric Co                                          217,179        285,409
     40,054  Banc One Corp                                                      1,348,768      2,235,514
     26,074  Bank of New York Inc                                                 460,935      1,251,552
     48,012  BankAmerica Corp                                                     888,699      3,519,880
     10,025  BankBoston Corp                                                      346,982        886,586
      6,730  Bankers Trust N Y Corp                                               423,131        824,425
      4,012  Bard (C R) Inc                                                        90,804        136,157
     13,733  Barnett Banks Inc                                                    270,444        971,610
     25,857  Barrick Gold Corp                                                    764,171        639,961
     15,708  Battle Mountain Gold Co                                              133,881        112,901
      3,868  Bausch & Lomb Inc                                                    115,883        156,654
     19,250  Baxter International Inc                                             429,829      1,005,813
     13,814  Bay Networks Inc+                                                    645,155        533,566
      8,416  Becton Dickinson & Co                                                142,068        402,916
     53,340  Bell Atlantic Corp                                                 2,329,653      4,290,536
     68,108  BellSouth Corp                                                     1,551,153      3,149,995
      3,644  Bemis Co Inc                                                          46,385        163,069
      3,706  Beneficial Corp                                                      112,989        282,351

                                                           ---------------------

MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      7,921  Bethlehem Steel Corp+                                           $    124,749  $      81,685
      7,019  Beverly Enterprises+                                                  87,648        121,955
      7,650  Biomet Inc+                                                           73,410        183,600
      6,576  Black & Decker Corp                                                  146,228        244,956
      7,194  Block (H & R) Inc                                                    148,018        277,868
     68,779  Boeing Co                                                          1,051,690      3,744,157
      3,754  Boise Cascade Corp                                                   140,159        157,903
     13,364  Boston Scientific Corp+                                              371,525        737,526
      1,752  Briggs & Stratton Corp                                                33,501         86,615
     68,498  Bristol-Myers Squibb Co                                            1,754,776      5,668,210
      4,758  Brown-Forman Corp Class B                                            102,856        236,413
     14,658  Browning-Ferris Industries Inc                                       405,259        557,920
      6,869  Brunswick Corp                                                       126,150        242,132
     10,636  Burlington Northern Santa Fe                                         399,067      1,027,704
      8,548  Burlington Resources Inc                                             388,219        438,619
     10,842  Cabletron Systems Inc+                                               298,180        346,944
      2,744  Caliber System Inc                                                   111,791        148,862
     31,628  Campbell Soup Co                                                     387,654      1,549,772
      7,466  Cardinal Health Inc                                                  432,943        530,086
     10,500  Carolina Power & Light Co                                            246,261        377,344
      5,054  Case Corp                                                            223,805        336,723
     25,912  Caterpillar Inc                                                      349,893      1,397,629
      1,954  Centex Corp                                                           37,882        114,065
     14,742  Central & South West Corp                                            292,833        327,088
      5,596  Ceridian Corp+                                                       166,856        207,052
      6,598  Champion International Corp                                          220,928        402,066
      7,406  Charming Shoppes Inc+                                                 93,828         45,593
     29,080  Chase Manhattan Bank                                               1,009,608      3,431,440
     44,946  Chevron Corp                                                       1,402,315      3,738,945
     46,391  Chrysler Corp                                                        754,049      1,707,769
     11,848  Chubb Corp                                                           296,587        841,949
      5,049  CIGNA Corp                                                           324,353        940,376
      2,792  Cincinnati Milacron Inc                                               62,425         75,035
     10,971  Cinergy Corp                                                         235,254        366,843
      6,800  Circuit City Stores Inc                                              102,079        274,125
     45,842  Cisco Systems Inc+                                                 1,148,316      3,349,331
     31,432  Citicorp                                                           1,184,727      4,209,924

------------------------
90

            MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      6,741  Clear Channel Communications Inc+                               $    455,306  $     437,322
      7,172  Clorox Co                                                            130,548        531,625
      7,282  Coastal Corp                                                         178,956        446,023
    170,452  Coca-Cola Co                                                       1,821,652     10,386,919
     11,332  Cognizant Corp                                                       334,579        461,779
     20,346  Colgate-Palmolive Co                                                 373,885      1,417,862
      3,798  Columbia Gas System Inc                                              158,163        265,860
     45,000  Columbia HCA Healthcare Corp                                       1,130,898      1,293,750
     23,963  Comcast Corp Class A                                                 500,167        617,047
      7,255  Comerica Inc                                                         274,271        572,692
     51,996  Compaq Computer Corp                                                 520,918      3,886,701
     25,013  Computer Associates International Inc                                215,049      1,796,246
      5,286  Computer Sciences Corp+                                              189,180        373,985
     16,245  ConAgra Inc                                                          358,423      1,072,170
     12,881  Conseco Inc                                                          471,769        628,754
     16,264  Consolidated Edison Co                                               400,490        552,976
      6,599  Consolidated Natural Gas Co                                          262,932        383,979
      8,244  Cooper Industries Inc                                                310,790        445,691
      5,550  Cooper Tire & Rubber Co                                               70,472        147,422
      2,659  Coors (Adolph) Co Class B                                             54,512        100,710
     13,948  CoreStates Financial Corp                                            428,952        923,183
     15,872  Corning Inc                                                          320,348        749,952
     14,484  Costco Companies Inc+                                                287,396        544,961
      7,265  Countrywide Credit Industries Inc                                    242,589        264,718
      9,928  CPC International Inc                                                309,383        919,581
      3,216  Crane Co                                                              38,873        132,258
      8,851  Crown Cork & Seal Co                                                 247,383        408,252
     15,010  CSX Corp                                                             333,954        878,085
     28,292  CUC International Inc+                                               567,176        877,052
      2,684  Cummins Engine Co Inc                                                 91,715        209,520
     11,604  CVS Corp                                                             449,723        659,978
      6,493  Cyprus Amax Minerals                                                 170,409        155,832
      7,100  Dana Corp                                                            147,622        350,563
     10,602  Darden Restaurants Inc                                                69,369        122,586
      2,740  Data General Corp+                                                    65,481         72,953
     15,042  Dayton-Hudson Corp                                                   279,587        901,580
     17,291  Deere & Co                                                           279,341        929,391

                                                           ---------------------

MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     22,764  Dell Computer Corp+                                             $    385,035  $   2,205,263
      5,084  Delta Air Lines Inc                                                  351,374        478,849
      5,796  Deluxe Corp                                                          205,906        194,528
     10,565  Digital Equipment Corp+                                            1,035,786        457,597
      7,718  Dillards Inc Class A                                                 176,721        338,145
     46,394  Disney (Walt) Co                                                   1,542,114      3,740,516
     12,540  Dominion Resources Inc                                               400,906        474,953
     10,154  Donnelley (R R) & Sons Co                                            225,260        362,371
      7,604  Dover Corp                                                           133,201        516,122
     15,705  Dow Chemical Co                                                      846,253      1,424,247
      6,695  Dow Jones & Co Inc                                                   260,862        312,991
     12,039  Dresser Industries Inc                                               212,697        517,677
      8,182  DSC Communications Corp+                                              87,435        220,403
     10,152  DTE Energy Co                                                        226,778        309,002
     24,824  Duke Power Co                                                        616,733      1,227,237
     11,832  Dun & Bradstreet Corp                                                239,544        335,733
     77,722  DuPont (E I) de Nemours                                            1,669,538      4,784,761
      1,464  Eastern Enterprises                                                   40,702         54,626
      5,406  Eastman Chemical Co                                                  221,839        335,172
     22,375  Eastman Kodak Co                                                     888,730      1,452,977
      5,288  Eaton Corp                                                           181,588        488,479
      4,371  Echlin Inc                                                            83,323        153,258
      9,700  Echo Bay Mines Ltd                                                   132,550         55,169
      4,500  Ecolab Inc                                                            65,639        218,531
     27,312  Edison International                                                 486,320        689,628
      3,326  EG & G Inc                                                            62,929         68,807
     16,983  EMC Corp+                                                            385,165        991,383
     30,464  Emerson Electric Co                                                  659,247      1,755,488
     10,072  Engelhard Corp                                                        85,878        217,178
     21,094  Enron Corp                                                           436,896        812,119
     15,984  Entergy Corp                                                         363,558        416,583
     10,504  Equifax Inc                                                          333,477        330,220
    170,072  Exxon Corp                                                         4,087,050     10,895,238
      7,956  Federal Express Corp+                                                237,823        636,480
     47,800  Federal Home Loan Mortgage Corp                                      565,853      1,684,950
     72,892  Federal National Mortgage Association                                719,646      3,425,924
     14,353  Federated Department Stores Inc+                                     391,217        618,973

------------------------
92

            MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     10,630  Fifth Third Bancorp                                             $    413,016  $     694,936
     20,313  First Chicago NBD Corp                                               460,976      1,528,553
     30,526  First Data Corp                                                      878,991      1,146,633
     38,532  First Union Corp                                                     675,371      1,929,008
     17,204  Fleet Financial Group Inc                                            495,854      1,127,937
      2,446  Fleetwood Enterprises Inc                                             40,942         82,094
      2,650  Fleming Co Inc                                                        79,714         48,528
      5,826  Fluor Corp                                                           157,863        312,419
      2,567  FMC Corp+                                                             92,149        227,821
     82,036  Ford Motor Co                                                      1,905,691      3,712,129
     13,026  Fort James Corp                                                      487,074        596,754
     11,858  Fortune Brands Inc                                                   264,979        399,466
      2,832  Foster Wheeler Corp                                                   65,292        124,431
     12,537  FPL Group Inc                                                        416,393        642,521
     13,419  Freeport McMoRan Copper & Gold Inc Class B                           367,805        386,635
     11,494  Frontier Corp                                                        260,316        264,362
      5,019  Fruit of the Loom Inc Class A+                                       137,067        141,159
      9,749  Gannett Co Inc                                                       439,090      1,052,283
     18,384  Gap Inc                                                              192,333        920,349
      4,328  General Dynamics Corp                                                 99,402        377,077
    224,956  General Electric Co                                                3,588,401     15,311,068
     11,002  General Mills Inc                                                    356,086        758,450
     50,141  General Motors Corp                                                2,089,950      3,356,313
      5,463  General Re Corp                                                      421,161      1,084,406
      3,468  General Signal Corp                                                   95,658        149,991
     12,480  Genuine Parts Co                                                     224,183        384,540
      6,335  Georgia-Pacific Corp                                                 312,292        661,216
      4,200  Giant Food Inc Class A                                                95,526        136,763
     38,493  Gillette Co                                                        1,091,627      3,322,427
      3,950  Golden West Financial                                                106,388        354,513
      3,732  Goodrich (B F) Co                                                     90,611        168,873
     10,776  Goodyear Tire & Rubber Co                                            304,509        740,850
      8,427  GPU Inc                                                              254,245        302,319
      4,997  Grace W.R. & Co                                                      264,076        367,904
      3,392  Grainger (W W) Inc                                                   119,350        301,888
      2,643  Great Atlantic & Pacific Tea Co                                       94,974         83,915
      4,200  Great Lakes Chemical Corp                                            234,130        207,113

                                                           ---------------------

MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      9,401  Green Tree Financial Corp                                       $    318,614  $     441,847
     65,731  GTE Corp                                                           1,836,509      2,982,544
     10,226  Guidant Corp                                                         288,312        572,656
     17,332  Halliburton Co                                                       301,146        901,264
      4,926  Harcourt General Inc                                                 117,890        244,145
      2,200  Harland (John H) Co                                                   53,487         50,738
      3,466  Harnischfeger Industries Inc                                          85,982        148,172
      6,912  Harrah's Entertainment Inc+                                           49,568        155,088
      5,316  Harris Corp                                                           94,399        243,207
      8,169  Hartford Financial Services Group                                    208,599        703,045
      8,882  Hasbro Inc                                                           109,436        249,806
     23,662  Healthsouth Corp+                                                    490,048        631,480
     25,389  Heinz (H J) Co                                                       484,963      1,172,654
      1,700  Helmerich & Payne Inc                                                 41,748        136,000
      6,906  Hercules Inc                                                         135,305        343,574
      9,822  Hershey Foods Corp                                                   163,403        554,943
     71,948  Hewlett Packard Co                                                 1,214,711      5,004,883
     10,914  HFS Inc+                                                             705,065        812,411
     17,093  Hilton Hotels Corp                                                   212,417        575,820
     50,210  Home Depot Inc                                                       673,825      2,617,196
     10,290  Homestake Mining Co                                                  160,863        157,566
      8,804  Honeywell Inc                                                        201,124        591,519
      7,288  Household International Inc                                          252,681        824,911
     19,561  Houston Industries Inc                                               364,570        425,452
     11,328  Humana Inc+                                                          316,680        269,748
     11,034  Huntington Bancshares Inc                                            378,236        397,914
      9,160  IKON Office Solutions                                                182,543        234,153
     17,128  Illinois Tool Works Inc                                              238,338        856,400
     11,538  Inco Ltd                                                             286,271        289,171
     11,301  Ingersoll-Rand Co                                                    161,789        486,649
      3,400  Inland Steel Industries Inc                                           93,798         74,375
    112,220  Intel Corp                                                           755,224     10,359,309
     67,943  International Business Machines Corp                               4,211,381      7,197,712
      7,563  International Flavors & Fragrances                                   160,554        370,587
     20,731  International Paper Co                                               571,391      1,141,501
      8,400  Interpublic Group Cos Inc                                            192,237        431,025
      8,069  ITT Corp+                                                            219,623        546,675

------------------------
94

            MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      8,269  ITT Industries Inc                                              $     95,017  $     274,427
      4,903  Jefferson-Pilot Corp                                                  93,760        387,337
     91,498  Johnson & Johnson                                                  1,505,153      5,272,572
      5,834  Johnson Controls Inc                                                  99,990        289,148
      2,700  Jostens Inc                                                           69,906         73,238
     33,760  K Mart Corp                                                          641,385        472,640
      2,727  Kaufman & Broad Home Corp                                             35,122         59,142
     28,370  Kellogg Co                                                           525,104      1,195,086
      3,283  Kerr-McGee Corp                                                      129,242        225,911
     14,972  KeyCorp                                                              479,569        952,594
     38,288  Kimberly-Clark Corp                                                  606,520      1,873,719
      2,600  King World Productions+                                               59,722        112,450
      5,781  KLA Instruments Corp+                                                433,805        390,579
      5,976  Knight-Ridder Inc                                                    160,616        326,439
     17,540  Kroger Co+                                                           138,507        529,489
     21,964  Laidlaw Inc                                                          197,717        328,087
     38,174  Lilly (Eli) & Co                                                   1,129,967      4,597,581
     18,785  Limited Inc                                                          396,129        459,058
      6,980  Lincoln National Corp                                                224,767        485,983
      4,892  Liz Claiborne Inc                                                    146,811        268,754
     13,330  Lockheed Martin Corp                                                 472,217      1,421,311
      7,926  Loews Corp                                                           442,886        895,143
      2,790  Longs Drug Stores Corp                                                49,059         74,458
      2,353  Louisiana Land & Exploration Co                                       89,374        184,269
      7,612  Louisiana-Pacific Corp                                               113,437        190,300
     12,010  Lowe's Co Inc                                                        158,861        466,889
      9,802  LSI Logic Corp+                                                      355,051        314,889
     44,133  Lucent Technologies Inc                                            1,538,392      3,591,323
      5,154  Mallinckrodt Inc                                                     105,656        185,544
      4,401  Manor Care Inc                                                        45,653        146,333
      8,704  Marriott International                                               225,354        618,528
     11,632  Marsh & McLennan Companies Inc                                       473,810        891,302
     11,186  Masco Corp                                                           333,496        512,459
     19,982  Mattel Inc                                                           224,546        661,904
     16,010  May Department Stores Co                                             357,478        872,545
      6,768  Maytag Corp                                                          146,257        230,958
      3,032  MBIA Inc                                                             313,496        380,327

                                                           ---------------------

MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     22,962  MBNA Corp                                                       $    141,480  $     929,961
      3,834  McDermott International Inc                                           91,348        139,941
     47,266  McDonald's Corp                                                      787,887      2,251,043
      6,816  McGraw-Hill Inc                                                      223,638        461,358
     47,442  MCI Communications                                                   689,812      1,393,609
      3,659  Mead Corp                                                            123,154        264,363
     32,108  Medtronic Inc                                                        218,352      1,509,076
     17,308  Mellon Bank Corp                                                     301,008        947,613
      2,562  Mercantile Stores Co Inc                                             106,216        161,246
     82,955  Merck & Co Inc                                                     2,336,280      8,290,315
      3,792  Meredith Corp                                                         32,768        125,610
     22,826  Merrill Lynch & Co Inc                                               268,163      1,693,404
      7,828  MGIC Investment Corp                                                 245,111        448,642
     14,594  Micron Technology Inc+                                               279,629        506,229
     82,337  Microsoft Corp+                                                    2,428,539     10,894,214
      3,000  Millipore Corp                                                        56,557        147,375
     28,513  Minnesota Mining & Manufacturing Co                                1,042,370      2,637,453
     12,242  Mirage Resorts Inc                                                   333,759        368,790
     53,980  Mobil Corp                                                         1,470,650      3,994,520
     40,490  Monsanto Co                                                          381,407      1,579,110
      6,100  Moore Corp Ltd                                                       147,132        115,900
     12,328  Morgan (J P) & Co Inc                                                609,856      1,400,769
     40,601  Morgan St Dean Witter Discover                                       960,474      2,194,992
      9,656  Mortan International Inc                                             117,895        342,788
     40,872  Motorola Inc                                                         897,658      2,937,675
        595  NACCO Industries Inc Class A                                          22,972         69,950
      4,650  Nalco Chemical Co                                                    129,151        186,291
     14,820  National City Corp                                                   462,721        912,356
      9,701  National Semiconductor+                                              131,158        397,741
      3,127  National Service Industries Inc                                       79,698        137,393
     49,245  NationsBank Corp                                                   1,069,266      3,047,034
      5,197  Navistar International Corp+                                         164,224        143,567
      6,653  New York Times Co Class A                                            205,095        349,283
     11,000  Newell Co                                                            177,521        440,000
     10,830  Newmont Mining Corp                                                  338,343        486,673
      9,589  Nextlevel Systems Inc                                                177,235        160,616
     10,067  Niagara Mohawk Power Corp+                                           175,094         96,266

------------------------
96

            MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,400  NICOR Inc                                                       $     70,399  $     127,500
     19,800  Nike Inc Class B                                                     163,589      1,049,400
      5,350  Nordstrom Inc                                                        168,385        341,063
      8,655  Norfolk Southern Corp                                                356,708        893,629
      4,833  Northern States Power Co                                             174,170        240,442
     17,887  Northern Telecom Ltd                                                 472,383      1,859,130
      4,619  Northrop Grumman Corp                                                237,258        560,631
     25,627  Norwest Corp                                                         469,791      1,569,654
     23,968  Novell Inc+                                                          575,907        214,963
      6,126  Nucor Corp                                                           111,250        322,764
     22,776  Occidental Petroleum Corp                                            633,975        590,753
     10,660  Ohio Edison Co                                                       219,492        249,844
      1,860  ONEOK Inc                                                             31,161         60,683
     67,374  Oracle Systems Corp+                                                 307,059      2,454,940
      7,272  Oryx Energy Co+                                                      192,170        184,982
      3,593  Owens Corning Fiberglass Corp                                         91,088        131,145
      9,556  Owens-Illinois Inc+                                                  347,921        324,307
      5,370  PACCAR Inc                                                            89,448        300,720
      5,793  Pacific Enterprises                                                  234,772        196,238
     20,450  PacifiCorp                                                           392,291        457,569
      8,750  Pall Corp                                                            110,409        188,672
      8,814  Parametric Technology Corp+                                          361,654        388,918
      7,704  Parker Hannifin Corp                                                 111,486        346,680
     15,518  PECO Energy Co                                                       345,540        363,703
     17,105  Penney (J C) Co Inc                                                  525,246        996,366
      3,267  Pennzoil Co                                                          217,724        260,339
      2,494  Peoples Energy Corp                                                   58,826         93,993
      4,200  Pep Boys-Manny Moe & Jack                                             72,071        114,450
    105,128  Pepsico Inc                                                        1,114,181      4,264,255
      3,071  Perkin-Elmer Corp                                                    106,721        224,375
     88,820  Pfizer Inc                                                         1,084,510      5,334,751
     30,153  PG&E Corp                                                            744,593        699,173
     34,867  Pharmacia and Upjohn Inc                                           1,092,753      1,272,646
      4,120  Phelps Dodge Corp                                                    123,748        319,815
    166,464  Philip Morris Co Inc                                               2,205,405      6,918,660
     18,219  Phillips Petroleum Co                                                363,701        940,556
      5,628  Pioneer Hi Bred International Inc                                    213,063        512,148

                                                           ---------------------

MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      9,876  Pitney Bowes Inc                                                $    245,023  $     821,560
     16,763  Placer Dome Inc                                                      261,346        320,592
     21,057  PNC Bank Corp                                                        569,448      1,027,845
      3,109  Polaroid Corp                                                        108,316        159,142
      1,971  Potlatch Corp                                                         70,259         99,166
     11,376  PP & L Resources Inc                                                 293,735        248,850
     12,370  PPG Industries Inc                                                   307,174        775,444
     10,894  Praxair Inc                                                          192,506        557,637
     92,812  Procter & Gamble Co                                                1,520,897      6,409,829
      4,956  Progressive Corp Ohio                                                541,783        530,912
      6,540  Providian Financial Corp                                              52,423        259,556
     16,071  Public Services Enterprise Group                                     433,746        413,828
      1,438  Pulte Corp                                                            24,105         55,004
      9,480  Quaker Oats Co                                                       227,455        477,555
      7,370  Ralston-Purina Group                                                 283,381        652,245
      3,000  Raychem Corp                                                         128,951        253,500
     16,276  Raytheon Co                                                          340,891        962,319
      3,904  Reebok International Ltd                                              87,829        190,076
      3,736  Republic New York Corp                                               219,377        424,503
      5,020  Reynolds Metals Co                                                   243,944        355,479
      8,482  Rite Aid Corp                                                        216,387        470,221
     14,374  Rockwell International Corp                                          367,267        904,664
      4,209  Rohm & Haas Co                                                       177,097        403,801
      5,939  Rowan Co Inc+                                                         49,274        211,577
    147,384  Royal Dutch Petroleum Co                                           2,510,226      8,179,812
     10,404  Rubbermaid Inc                                                       202,112        265,952
      2,570  Russell Corp                                                          54,614         75,654
      5,256  Ryder System Inc                                                     139,681        188,888
      8,766  SAFECO Corp                                                          159,669        464,598
      4,100  Safety-Kleen Corp                                                    106,229         98,144
      7,468  Salomon Inc                                                          273,448        561,500
     32,976  Sara Lee Corp                                                        521,538      1,698,264
     62,839  SBC Communication Inc                                              1,627,936      3,856,745
     50,372  Schering-Plough Corp                                                 473,435      2,594,158
     34,062  Schlumberger Ltd                                                     820,122      2,867,595
     18,265  Schwab (Charles) Corp                                                488,005        652,974
      5,396  Scientific-Atlanta Inc                                                33,627        122,085

------------------------
98

            MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     16,946  Seagate Technology Inc+                                         $    483,876  $     612,174
     25,624  Seagram Co Ltd                                                       533,494        903,246
     26,891  Sears Roebuck & Co                                                   557,360      1,531,106
     17,302  Service Corp International                                           218,573        556,908
      1,662  Shared Medical System Corp                                            47,469         87,878
     11,972  Sherwin Williams Co                                                  113,394        352,426
      7,024  Sigma-Aldrich Corp                                                   134,320        231,353
     12,246  Silicon Graphics Inc+                                                399,726        321,458
      4,259  Snap-On Inc                                                           96,690        196,180
      5,910  Sonat Inc                                                            115,125        300,671
     46,682  Southern Co                                                          666,933      1,053,263
     10,174  Southwest Airlines Co                                                290,550        324,932
      1,365  Springs Industries Inc Class A                                        46,634         71,663
     29,600  Sprint Corp                                                          911,429      1,480,000
      6,353  St Jude Medical Inc+                                                 153,490        222,752
      5,706  St Paul Co Inc                                                       161,991        465,396
      6,210  Stanley Works                                                        108,263        267,030
     11,056  State Street Corp                                                    559,868        673,725
      6,941  Stone Container Corp                                                 152,501        108,019
      3,550  Stride Rite Corp                                                      56,185         48,147
      5,107  Sun Co Inc                                                           163,803        223,750
     25,400  Sun Microsystems Inc+                                                183,707      1,189,038
     13,391  Sunamerica Inc                                                       503,219        524,760
     14,700  SunTrust Banks Inc                                                   204,236        998,681
      4,152  Supervalu Inc                                                        110,848        162,966
     12,042  Sysco Corp                                                           174,295        444,801
      7,318  Tandy Corp                                                           152,044        246,068
      2,257  Tektronix Inc                                                         70,229        152,206
     34,202  Tele-Communication Inc Class A+                                      446,044        701,150
     12,428  Tellabs Inc+                                                         297,217        640,042
      3,796  Temple-Inland Inc                                                    128,151        242,944
     20,934  Tenet Healthcare Corp+                                               387,338        609,703
     11,814  Tenneco Inc+                                                         470,979        565,595
     36,384  Texaco Inc                                                           875,821      2,235,342
     13,160  Texas Instruments Inc                                                371,463      1,778,245
     16,598  Texas Utilities Co                                                   607,636        597,528
     11,392  Textron Inc                                                          202,251        740,480

                                                           ---------------------

MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     10,382  Thermo Electron Corp+                                           $    425,234  $     415,280
      3,743  Thomas & Betts Corp                                                  121,189        204,461
     38,502  Time Warner Inc                                                    1,174,177      2,086,327
      6,452  Times Mirror Co Class A                                              166,896        354,457
      4,376  Timken Co                                                             65,019        175,314
     10,720  TJX Companies Inc                                                    115,931        327,630
      9,600  Torchmark Corp                                                       151,723        376,800
     19,750  Toys R Us Inc+                                                       444,793        701,125
      4,365  Transamerica Corp                                                    182,221        434,318
     44,048  Travelers Group Inc                                                  708,160      3,006,276
      8,522  Tribune Co                                                           179,377        454,329
      8,436  TRW Inc                                                              221,638        462,926
      4,300  Tupperware Corp                                                       67,425        120,938
     18,330  Tyco International Ltd+                                            1,355,625      1,504,206
     16,836  U.S. Bancorp                                                         744,268      1,624,674
     32,932  U.S. West Inc+                                                       653,786      1,267,882
     41,858  U.S. West Media Group+                                               620,769        933,957
     15,094  Unicom Corp                                                          512,984        352,822
     10,965  Unilever NV                                                          776,325      2,331,433
      4,782  Union Camp Corp                                                      197,603        294,990
      8,629  Union Carbide Corp                                                   118,118        420,124
      7,100  Union Electric Co                                                    241,852        272,906
     16,910  Union Pacific Corp                                                   517,127      1,058,989
     17,395  Union Pacific Resources Group Inc                                    336,814        455,532
     12,273  Unisys Corp+                                                         312,986        187,930
     12,765  United Healthcare Corp                                               597,169        638,250
      5,050  United States Surgical                                               422,415        147,397
     16,156  United Technologies Corp                                             432,262      1,308,636
     16,960  Unocal Corp                                                          362,487        733,520
      9,654  UNUM Corp                                                            273,729        440,464
      5,410  USAir Group Inc+                                                     173,494        223,839
      7,625  USF & G Corp                                                         220,994        174,898
     12,740  UST Inc                                                              192,556        389,366
     19,922  USX - Marathon Group                                                 475,755        740,849
      5,890  USX - US Steel Group                                                 160,959        204,678
      4,366  VF Corp                                                              172,052        404,401
     24,411  Viacom Inc Class B+                                                  846,183        771,998

------------------------
100

            MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     10,993  Wachovia Corp                                                   $    434,168  $     791,496
    155,614  Wal Mart Stores Inc                                                2,152,226      5,699,325
     33,960  Walgreen Co                                                          205,772        870,225
     18,636  Warner Lambert Co                                                    447,539      2,514,695
     17,244  Washington Mutual Inc                                                734,547      1,202,769
     31,322  Waste Management Inc                                                 836,675      1,094,312
      6,011  Wells Fargo & Co                                                     522,652      1,653,025
      9,059  Wendy's International Inc                                            119,752        192,504
      3,701  Western Atlas Inc+                                                   111,422        325,688
     43,896  Westinghouse Electric Corp                                         1,022,829      1,187,936
      7,089  Westvaco Corp                                                        141,701        255,647
     13,662  Weyerhaeuser Co                                                      444,568        811,181
      5,154  Whirlpool Corp                                                       205,898        341,775
      7,038  Whitman Corp                                                          85,047        191,786
      7,672  Willamette Industries Inc                                            262,635        293,454
     10,892  Williams Co Inc                                                      147,985        509,882
     10,336  Winn-Dixie Stores Inc                                                168,877        366,282
      9,298  Woolworth Corp+                                                      236,625        205,718
     61,692  WorldCom Inc+                                                      1,532,583      2,182,355
      6,675  Worthington Industries Inc                                            80,418        135,169
      8,010  Wrigley (Wm) Jr Co                                                   128,888        603,253
     22,332  Xerox Corp                                                           554,662      1,880,075
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $209,573,741  $ 504,394,647

                                                           ---------------------

MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO (UNAUDITED)

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES - 0.66%
$   139,000  U.S. Treasury Bills                                  4.24 %(F)     10/09/97   $     138,828
     73,000  U.S. Treasury Bills                                  4.44 (F)      10/16/97          72,831
     36,000  U.S. Treasury Bills                                  4.49 (F)      10/23/97          35,881
     45,000  U.S. Treasury Bills                                  4.72 (F)      11/20/97          44,683
  2,517,000  U.S. Treasury Bills                                  4.73 (F)      12/18/97       2,491,125
     72,000  U.S. Treasury Bills                                  4.80 (F)      11/06/97          71,623
     91,000  U.S. Treasury Bills                                  4.85 (F)      11/13/97          90,440
     59,000  U.S. Treasury Bills                                  4.85 (F)      12/11/97          58,421
     23,000  U.S. Treasury Bills                                  4.87 (F)      12/04/97          22,796
    321,000  U.S. Treasury Bills                                  4.89 (F)      12/26/97         317,180
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $   3,343,808
             (Cost $3,343,515)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $212,917,256)* (Notes 1 and 3)                    100.22%               $  507,738,455
              Other Assets and Liabilities, Net                        (0.22)                   (1,091,629)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  506,646,826
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
(F)  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $298,981,914
Gross Unrealized Depreciation     (4,160,715)
                                ------------
NET UNREALIZED APPRECIATION     $294,821,199
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
102

                  MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO (UNAUDITED)
-----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - SEPTEMBER 30, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 89.41%
             ADVERTISING - 3.08%
     59,625  HA-LO Industries Inc+                                           $  1,324,479  $   1,706,766
     34,500  TMP Worldwide Incorporated+                                          808,155        832,313
                                                                             ------------  --------------
                                                                             $  2,132,634  $   2,539,079

             BIOTECHNOLOGY - 0.46%
     16,500  Serologicals Corp+                                              $    309,938  $     375,375

             CAPITAL GOODS - 8.27%
     20,500  Advanced Lighting Technologies Inc+                             $    518,117  $     553,500
     17,000  Flextronics International Ltd+                                       790,556        809,625
     35,500  General Scanning Inc                                                 960,575      1,235,844
     26,000  Kulicke & Soffa Industries Inc+                                    1,168,903      1,204,125
     52,000  Layne Christensen Company+                                           990,043      1,092,000
     25,071  Lernout & Hauspie Speech Products+                                 1,035,563      1,096,856
     32,500  PMC - Sierra Inc                                                     945,969        828,750
                                                                             ------------  --------------
                                                                             $  6,409,726  $   6,820,700

             COMMERCIAL SERVICES - 1.77%
     18,391  Billing Information Concepts+                                   $    510,250  $     643,685
     22,000  NCO Group+                                                           427,500        814,000
                                                                             ------------  --------------
                                                                             $    937,750  $   1,457,685

             COMPUTER SOFTWARE - 8.14%
     16,500  Aris Corp+                                                      $    303,722  $     350,625
     21,500  Aspen Technologies Inc+                                              700,563        755,188
     34,000  Axent Technologies Inc+                                              663,580        705,500
     33,000  Checkfree Corp+                                                      621,648        697,125
     26,500  Creative Technology Ltd+                                             410,750        677,406
     10,000  Harbinger Corp+                                                      339,034        363,750
     37,000  Infinium Software Inc+                                               476,157        548,063
     17,000  JDA Software Group Inc+                                              524,962        620,500

                                                           ---------------------

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     31,520  Rational Software Corp+                                         $    706,195  $     504,320
     29,000  Rogue Wave Software+                                                 351,700        398,750
     45,500  Vantive Corp+                                                      1,289,076      1,092,000
                                                                             ------------  --------------
                                                                             $  6,387,387  $   6,713,227

             COMPUTER SYSTEMS - 0.41%
     17,000  Box Hill Systems Corp+                                          $    288,670  $     341,063

             ELECTRICAL EQUIPMENT - 2.15%
     48,000  Integrated Process Equipment Corp+                              $  1,369,007  $   1,770,000

             ENERGY & RELATED - 4.96%
     10,000  Friede Goldman International Inc+                               $    170,000  $     600,000
     54,000  Marine Drilling Co Inc+                                            1,113,697      1,687,500
     26,000  Pride International Inc+                                             654,573        884,000
     39,500  Tetra Technologies Inc+                                              890,206        913,438
                                                                             ------------  --------------
                                                                             $  2,828,476  $   4,084,938

             ENTERTAINMENT & LEISURE - 1.63%
     31,579  Family Golf Centers Inc+                                        $    748,520  $     836,844
     19,000  Regal Cinemas Inc+                                                   486,533        510,625
                                                                             ------------  --------------
                                                                             $  1,235,053  $   1,347,469

             FINANCE & RELATED - 6.32%
     23,000  Amresco Inc+                                                    $    327,750  $     853,875
     25,000  Envoy Corp (New)+                                                    838,125        714,063
     22,000  IMC Mortgage Co+                                                     404,313        338,250
     45,000  Imperial Credit Industries+                                          878,028      1,192,500
     67,000  Long Beach Financial Corp+                                           503,625        908,688
     35,000  Medallion Financial Corp                                             631,823        761,250
     19,000  Ocwen Asset Investment Corp                                          315,900        437,000
                                                                             ------------  --------------
                                                                             $  3,899,564  $   5,205,626

------------------------
104

                  MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             FOOD & RELATED - 3.54%
     15,000  Dave & Buster's Inc                                             $    375,960  $     373,125
     43,000  Northland Cranberries Inc                                            942,550        806,250
     15,000  NuCo2 Inc+                                                           326,250        243,750
     29,000  Suiza Foods Corp+                                                    783,860      1,493,500
                                                                             ------------  --------------
                                                                             $  2,428,620  $   2,916,625

             GENERAL BUSINESS & RELATED - 20.30%
     18,750  American Homestar Corp+                                         $    343,750  $     450,000
     38,400  Applied Graphics Technologies+                                     1,178,433      2,160,000
     20,500  Avis Rent A Car Inc+                                                 348,500        489,438
     15,000  Cinar Films Inc Class B+                                             506,250        571,875
     20,000  CSG Systems International Inc+                                       683,328        756,250
     47,000  Dimon Inc+                                                         1,142,541      1,175,000
     35,000  Equity Corp International+                                           789,005        815,938
     38,500  Hagler Bailly Inc+                                                   751,623        976,938
     25,000  Industrial Distribution Group Inc+                                   478,094        525,000
     15,000  Network Solutions Inc Class A+                                       270,000        326,250
     84,500  Philip Services Corp+                                              1,179,092      1,542,125
     30,500  Renter's Choice Inc+                                                 533,938        692,922
     28,000  Romac International Inc+                                             647,817      1,221,500
     37,000  Scopus Technology Inc+                                             1,021,344        587,375
     33,000  Staffmark Inc+                                                       678,608      1,258,125
     32,000  Sunquest Information Systems+                                        384,591        484,000
     30,000  UOL Publishing Inc+                                                  366,000        738,750
     48,500  VDI Media Corp+                                                      338,545        630,500
     17,500  Wackenhut Corrections Corp+                                          480,887        542,500
     30,500  Zale Corp+                                                           721,122        791,094
                                                                             ------------  --------------
                                                                             $ 12,843,468  $  16,735,580

             HEALTHCARE - 10.21%
     26,000  Covance Inc+                                                    $    483,954  $     562,250
     46,500  Genesis Health Ventures Inc+                                       1,557,633      1,810,594
     42,500  Healthcare Recoveries Inc+                                           595,000        956,250
     40,500  Jones Medical Industries Inc                                       1,268,994      1,275,750

                                                           ---------------------

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     29,500  Orthodontic Centers of America Inc+                             $    621,064  $     590,000
     16,891  Pathogenesis Corp+                                                   386,555        599,631
     29,000  Renal Treatment Centers+                                             843,399      1,031,313
     35,892  Vision Twenty-One Inc+                                               415,251        484,542
     29,500  Vivus Inc+                                                           809,306      1,106,250
                                                                             ------------  --------------
                                                                             $  6,981,156  $   8,416,580

             MEDICAL EQUIPMENT & SUPPLIES - 2.30%
     38,000  Kaynar Technologies Inc+                                        $    753,188  $   1,135,250
     32,000  Ultrafem Inc+                                                        489,389        284,000
     20,000  Urologix Inc+                                                        400,115        475,000
                                                                             ------------  --------------
                                                                             $  1,642,692  $   1,894,250

             PHARMACEUTICALS - 2.89%
     20,000  Anesta Corp+                                                    $    323,750  $     465,000
     17,000  KOS Pharmaceuticals Inc+                                             284,500        607,750
     28,500  Medicis Pharmaceutical Corp+                                       1,108,702      1,307,438
                                                                             ------------  --------------
                                                                             $  1,716,952  $   2,380,188

             RETAIL & RELATED - 3.48%
     19,500  Galoob (Lewis) Toys Inc+                                        $    402,084  $     287,625
     49,000  Nautica Enterprises+                                               1,221,995      1,378,125
     47,500  Regis Corp                                                         1,111,481      1,199,375
                                                                             ------------  --------------
                                                                             $  2,735,560  $   2,865,125

             SEMICONDUCTORS - 1.50%
      3,587  ASE Test Limited+                                               $    284,270  $     303,998
     25,630  Triquint Semiconductor Inc+                                          889,834        933,893
                                                                             ------------  --------------
                                                                             $  1,174,104  $   1,237,891

------------------------
106

                  MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS - 5.69%
     13,500  IXC Communications+                                             $    387,331  $     428,625
     14,000  MRV Communications+                                                  500,500        511,000
     38,000  Nice Systems Limited                                               1,444,602      2,137,500
     41,000  Superior Telecom Inc+                                              1,054,991      1,614,367
                                                                             ------------  --------------
                                                                             $  3,387,424  $   4,691,492

             TRANSPORTATION - 2.31%
     15,000  Atlas Air Inc+                                                  $    511,393  $     420,938
     42,700  Trico Marine Services Inc+                                           983,850      1,483,825
                                                                             ------------  --------------
                                                                             $  1,495,243  $   1,904,763
             TOTAL COMMON STOCKS                                             $ 60,203,424  $  73,697,656

                                                           ---------------------

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO (UNAUDITED)

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 10.49%
             REPURCHASE AGREEMENTS - 10.49%
$ 4,053,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.15          10/01/97   $   4,053,000
    914,000  HSBC Securities Inc Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities       6.00          10/01/97         914,000
    678,500  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.00          10/01/97         678,500
  3,000,000  Morgan Stanley & Co Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities       6.00          10/01/97       3,000,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   8,645,500
             (Cost $8,645,500)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $68,848,924)* (Notes 1 and 3)                      99.90%               $   82,343,156
              Other Assets and Liabilities, Net                         0.10                        82,883
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   82,426,039
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 15,509,021
Gross Unrealized Depreciation     (2,014,789)
                                ------------
NET UNREALIZED APPRECIATION     $ 13,494,232
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
108

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) - SEPTEMBER 30, 1997

                                                  CAPITAL        CORPORATE
                                             APPRECIATION            STOCK       SMALL CAP
                                                   MASTER           MASTER          MASTER
                                                PORTFOLIO        PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------

ASSETS
INVESTMENTS:
  In securities, at market value
    (see cost below)
    (includes repurchase agreements of
    $8,645,500 for the Small Cap Master
    Portfolio)                               $247,739,388     $507,738,455     $82,343,156
  Cash                                                  0            6,450           1,906
Receivables:
  Dividends and Interest                           24,280          710,884           2,470
  Investment securities sold                    7,801,945            2,079         868,271
Prepaid expenses and other assets                 607,851                0               0
TOTAL ASSETS                                  256,173,464      508,457,868      83,215,803

LIABILITIES
Cash overdraft due to custodian (Note 2)        1,427,008                0               0
Payables:
  Investment securities purchased               2,230,584                0         695,868
  Distribution to beneficial interest
    holders                                             0        1,605,090          28,940
  Due to WFB (Note 2)                             105,043          184,666          36,464
  Other                                             4,398           21,286          28,492
TOTAL LIABILITIES                               3,767,033        1,811,042         789,764

TOTAL NET ASSETS
                                             $252,406,431     $506,646,826     $82,426,039

INVESTMENT AT COST (NOTE 3)                  $199,121,765     $212,917,256     $68,848,924
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

------------------------
110

   STATEMENT OF OPERATIONS (UNAUDITED) - FOR THE SIX MONTHS ENDED SEPT. 30, 1997

                                                 CAPITAL        CORPORATE
                                             APPRECIATION           STOCK       SMALL CAP
                                                  MASTER           MASTER          MASTER
                                               PORTFOLIO        PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                  $   139,136     $  4,189,153     $    22,501
  Interest                                       105,559           66,290         148,345
TOTAL INVESTMENT INCOME                          244,695        4,255,443         170,846

EXPENSES (NOTE 2)
  Advisory fees                                  568,732        1,067,653         158,666
  Custody fees                                    34,536                0           6,924
  Portfolio accounting fees                       53,580                0          33,706
  Legal and audit fees                             7,710            7,181          13,293
  Other                                            4,818            9,419           4,394
TOTAL EXPENSES                                   669,376        1,084,253         216,983
Less:
  Waived fees and reimbursed expenses                  0                0         (53,808)
Net Expenses                                     669,376        1,084,253         163,175
NET INVESTMENT INCOME (LOSS)                    (424,681)       3,171,190           7,671

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on sale of
    investments                               15,631,667        9,218,266       3,890,805
  Net change in unrealized appreciation
    of investments                            71,487,561       92,681,734      17,391,300
NET GAIN ON INVESTMENTS                       87,119,228      101,900,000      21,282,105
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $86,694,547     $105,071,190     $21,289,776
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                        CAPITAL APPRECIATION MASTER PORTFOLIO
                                             ------------------------------------------------
                                                                                FROM FEB. 20,
                                              (UNAUDITED)                                1996
                                              FOR THE SIX      FOR THE SIX      (COMMENCEMENT
                                             MONTHS ENDED     MONTHS ENDED     OF OPERATIONS)
                                                SEPT. 30,        MARCH 31,                 TO
                                                     1997             1997     SEPT. 30, 1996
---------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $   (424,681)    $   (322,645)    $     (112,200)
  Net realized gain (loss) on sale of
    investments                                15,631,667        6,562,326            750,785
  Net change in unrealized appreciation
    (depreciation) of investments              71,487,561      (50,304,202)        12,970,872
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      86,694,547      (44,064,521)        13,609,457
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM BENEFICIAL INTEREST
TRANSACTIONS                                  (30,420,993)      12,885,241        213,702,700
INCREASE (DECREASE) IN NET ASSETS              56,273,554      (31,179,280)       227,312,157

NET ASSETS:
  Beginning net assets                        196,132,877      227,312,157                  0
  ENDING NET ASSETS                          $252,406,431     $196,132,877     $  227,312,157
---------------------------------------------------------------------------------------------

(1) "NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS" INCLUDES $197,709,375 AS A RESULT OF THE CONVERSION FROM STAND-ALONE TO "MASTER-FEEDER" STRUCTURE.

The accompanying notes are an integral part of these financial statements.

---------------------
112

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                           CORPORATE STOCK MASTER PORTFOLIO        SMALL CAP MASTER PORTFOLIO
                                             ----------------------------------------------     -----------------------------
                                                                                 FROM APRIL
                                                                                   28, 1996
                                                                               (COMMENCEMENT
                                              (UNAUDITED)                                OF      (UNAUDITED)
                                              FOR THE SIX      FOR THE SIX      OPERATIONS)      FOR THE SIX      FOR THE SIX
                                             MONTHS ENDED     MONTHS ENDED               TO     MONTHS ENDED     MONTHS ENDED
                                                SEPT. 30,        MARCH 31,        SEPT. 30,        SEPT. 30,        MARCH 31,
                                                     1997             1997         1996 (1)             1997             1997
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $  3,171,190     $  3,073,815     $  3,019,376     $      7,671     $     29,348
  Net realized gain (loss) on sale of
    investments                                 9,218,266        4,668,147        3,905,323        3,890,805       (1,545,385)
  Net change in unrealized appreciation
    (depreciation) of investments              92,681,734       32,613,766       14,221,384       17,391,300       (4,389,698)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     105,071,190       40,355,728       21,146,083       21,289,776       (5,905,735)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM BENEFICIAL INTEREST
TRANSACTIONS                                   (5,427,787)      (3,626,103)     349,127,715       22,876,448       17,869,288
INCREASE (DECREASE) IN NET ASSETS              99,643,403       36,729,625      370,273,798       44,166,224       11,963,553

NET ASSETS:
  Beginning net assets                        407,003,423      370,273,798                0       38,259,815       26,296,262
  ENDING NET ASSETS                          $506,646,826     $407,003,423     $370,273,798     $ 82,426,039     $ 38,259,815
-----------------------------------------------------------------------------------------------------------------------------


                                            FROM SEPT.
                                              16, 1996
                                          (COMMENCEMENT
                                                    OF
                                           OPERATIONS)
                                                    TO
                                             SEPT. 30,
                                                  1996
--------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)            $     (5,481)
  Net realized gain (loss) on sale of
    investments                                 60,298
  Net change in unrealized appreciation
    (depreciation) of investments              492,630
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      547,447
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM BENEFICIAL INTEREST
TRANSACTIONS                                25,748,815
INCREASE (DECREASE) IN NET ASSETS           26,296,262
NET ASSETS:
  Beginning net assets                               0
  ENDING NET ASSETS                       $ 26,296,262
---------------------------------------------------------------------------------

(1) "NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS" INCLUDES $197,709,375 AS A RESULT OF THE CONVERSION FROM STAND-ALONE TO "MASTER-FEEDER" STRUCTURE.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
1. SIGNIFICANT ACCOUNTING POLICIES

The Master Investment Trust (the "Trust") is a business trust organized under the laws of Delaware on August 14, 1991. The Trust is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Declaration of Trust permits the issuance of beneficial interests ("interests"). The Trust currently issues nine series of investment portfolios. These financial statements represent three of these series, the Capital Appreciation, Corporate Stock and Small Cap Master Portfolios (the "Master Portfolios").

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates and assumptions should not be considered an indication of actual or expected figures; actual results may differ.

INVESTMENT POLICY AND SECURITY VALUATION

Securities for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued at the reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Trust's Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded no later than one business day after trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are

---------------------
114

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
amortized as required by the Internal Revenue Code of 1986, as amended (the "Code").

FEDERAL INCOME TAXES

Each Master Portfolio intends to qualify for federal income tax purposes as a partnership. Management of each Master Portfolio, therefore, believes that it will not be subject to any federal or state income tax on its income and net capital gains (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the partnership's income for purposes of determining its federal and state income tax liabilities. The determination of such share will be made in accordance with the Code and the regulations promulgated thereunder.

It is intended that the Master Portfolios' assets, income, gain/loss and allocations will be managed in such a way that a regulated investment company investing in the Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invests all of its assets in the Master Portfolio.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into separate advisory contracts on behalf of the Master Portfolios with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contracts, WFB has agreed to provide the Master Portfolios with daily portfolio management. Under the contracts with the Capital Appreciation and Small Cap Master Portfolios, WFB is entitled to be paid a monthly advisory fee at an annual rate of 0.50% and 0.60%, respectively, of the average daily net assets of such Master Portfolios. Under the contract with the Corporate Stock Master Portfolio, WFB is entitled to be paid a monthly advisory fee at an annual rate of 0.50% of the first $250 million of such Master Portfolio's average daily net assets, 0.40% of the next $250 million, and 0.30% of such Master Portfolio's average daily net assets in excess of $500 million.

Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), currently acts as sub-adviser to the Corporate Stock Master Portfolio. BGFA is entitled to receive from WFB, as compensation for its sub-advisory services, an annual fee of $40,000 and a monthly fee at the annual rate of 0.08% of the Corporate Stock Master Portfolio's average daily net assets. BGFA is an indirect subsidiary of Barclays Bank PLC.

The Trust has entered into administration and co-administration agreements on behalf of the Master Portfolios with WFB and Stephens, respectively. Pursuant to the agreements, neither WFB nor Stephens is entitled to receive fees for administration services provided to the Master Portfolios so long as they receive fees for providing such services to the Funds which invest in the Master Portfolios (under separate agreements).

The Trust has entered into contracts on behalf of each Master Portfolio (other than the Corporate Stock Master Portfolio, for which BGI serves as custodian)

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for the Master Portfolios. Pursuant to the contracts, WFB is entitled to certain transaction charges plus an annual fee for custody services at an annual rate of 0.0167% of the average daily net assets of each Master Portfolio. For portfolio accounting services, WFB is entitled to a monthly base fee from each Master Portfolio of $2,000 plus an annual fee of 0.07% of the first $50 million of each Master Portfolio's average daily net assets, 0.045% of the next $50 million, and 0.02% of each Master Portfolio's average daily net assets in excess of $100 million.

BGI currently acts as custodian to the Corporate Stock Master Portfolio. BGI is a wholly-owned subsidiary of Barclays Global Investors Holdings Inc. BGI will not be entitled to receive compensation for its custodial services so long as BGFA is entitled to receive compensation for providing investment sub-advisory services to the Corporate Stock Master Portfolio.

WAIVED FEES AND REIMBURSED EXPENSES

The amounts shown as waived fees and reimbursed expenses on the Master Portfolios' Statement of Operations for the six months ended September 30, 1997, were waived by WFB. Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens Inc.

DISSOLUTION OF THE MASTER PORTFOLIOS

On July 23, 1997 the Board of Directors of Stagecoach Funds, Inc. (the "Company") approved a plan to reorganize the master/feeder structure of its feeder funds into a stand-alone structure (the "Reorganization"). When the Reorganization occurs, the Aggressive Growth, Corporate Stock and Small Cap Funds will withdraw their investments in the corresponding Master Portfolios and instead will invest directly in a portfolio of securities (the "Dissolution"). The Aggressive Growth, Corporate Stock and Small Cap Funds will retain WFB, the investment adviser to their corresponding Master Portfolios, and the Corporate Stock Fund will retain BGFA, the sub-adviser to the Corporate Stock Master Portfolio, to manage their assets directly, in substantially the same manner as WFB and BGFA currently manage such Master Portfolios' assets. The Funds, except the Corporate Stock Fund, will compensate WFB at the same advisory fee level. The Corporate Stock Fund will compensate WFB at a lower advisory fee level and BGFA at a lower sub-advisory fee level. The Reorganization and the Dissolution are expected to take place on or about December 12, 1997. The Dissolution of the master/feeder structure of the Capital Appreciation and Small Cap Master Portfolios is contingent upon the approval of shareholders of Overland Express Funds, Inc. ("Overland"), another investment company advised by WFB, to reorganize the Overland Strategic Growth and Small Cap Strategy Funds into the Company's Aggressive Growth and Small Cap Funds, respectively.

---------------------
116

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Each Master Portfolio will distribute all of its assets and liabilities in-kind (the "In-Kind Distribution") to its interest holders. The In-Kind Distribution will occur as of the close of business on the Dissolution date. The existing Master Portfolios will no longer hold any assets or have any liabilities and will wind up their affairs.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Master Portfolio for the six months ended September 30, 1997, were as follows:

                                                                   CAPITAL    CORPORATE
                                                              APPRECIATION        STOCK    SMALL CAP
AGGREGATE PURCHASES                                                 MASTER       MASTER       MASTER
  AND SALES                                                      PORTFOLIO    PORTFOLIO    PORTFOLIO
----------------------------------------------------------------------------------------------------
Total purchases at cost                                       $290,445,201  $12,209,714  $77,883,877
Total sales proceeds                                           317,694,747   15,500,789   57,586,351

4. FINANCIAL HIGHLIGHTS
The portfolio turnover rates, exclusive of short-term securities, and average commission rate paid for each Master Portfolio for the stated periods were as follows:

                                                       AVERAGE
                                                      COMMISSION
                                          PORTFOLIO       RATE
PERIOD                                     TURNOVER       PAID
--------------------------------------------------------------
CAPITAL APPRECIATION MASTER PORTFOLIO
  Six Months Ended Sept. 30, 1997              132%   $ 0.0615
  Six Months Ended Mar. 31, 1997               104%   $ 0.0743
  Period Ended Sept. 30, 1996 (1)               75%   $ 0.0785

CORPORATE STOCK MASTER PORTFOLIO
  Six Months Ended Sept. 30, 1997                3%   $ 0.0280
  Six Months Ended Mar. 31, 1997                 2%   $ 0.0266
  Period Ended Sept. 30, 1996 (2)                3%   $ 0.0265

SMALL CAP MASTER PORTFOLIO
  Six Months Ended Sept. 30, 1997              120%   $ 0.0597
  Six Months Ended Mar. 31, 1997                69%   $ 0.0764
  Period Ended Sept. 30, 1996 (3)               10%   $ 0.0800

(1) THE MASTER PORTFOLIO COMMENCED OPERATIONS ON FEBRUARY 20, 1996.

(2) THE MASTER PORTFOLIO COMMENCED OPERATIONS ON APRIL 28, 1996.

(3) THE MASTER PORTFOLIO COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.

                                                           ---------------------

LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

---------------------
118

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
120

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

Wells Fargo Bank provides investment advisory services, shareholder services, and certain other services for the Stagecoach Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo Bank is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-260-5969. Read the prospectus carefully before you invest or send money.

SC EQR AR (11/97)

STAGECOACH
FUNDS-REGISTERED TRADEMARK-
P.O. Box 7066
San Francisco, CA 94120-7066
DATED MATERIAL
PLEASE EXPEDITE

                     [LOGO]
                                               -C- 1997 Stagecoach Funds